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                                                                   Exhibit 10.1
                                                                   ------------

                               LOAN AGREEMENT

                                    AMONG

                      LASALLE BANK NATIONAL ASSOCIATION

                           AS ADMINISTRATIVE AGENT

                                     AND

                      LASALLE BANK NATIONAL ASSOCIATION

                                     AND

                    THE OTHER LENDERS LISTED ON EXHIBIT 3

                                 AS LENDERS

                                     AND

                            ANGELICA CORPORATION

                                 AS BORROWER


                                 MAY 30, 2002



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                              TABLE OF CONTENTS
                              -----------------


1.    Effective Date..........................................................1
2.    Definitions and Rules of Construction...................................1
   2.1.    Listed Definitions.................................................1
   2.2.    Other Definitions..................................................1
   2.3.    References to Covered Person.......................................1
   2.4.    References to Required Lenders.....................................1
   2.5.    Accounting Terms...................................................1
   2.6.    Meaning of Satisfactory............................................1
   2.7.    Computation of Time Periods........................................1
   2.8.    General............................................................2
   2.9.    Initial Advance Date...............................................2
3.    Lenders' Commitments....................................................2
   3.1.    Revolving Loan Commitments.........................................2
      3.1.1.     Aggregate Amount; Reductions.................................2
      3.1.2.     Limitation on Revolving Loan Advances........................3
      3.1.3.     Revolving Notes..............................................3
   3.2.    Swingline Commitment...............................................3
      3.2.1.     Swingline Advances...........................................3
      3.2.2.     Limitations on Swingline Advances............................3
      3.2.3.     Swingline Note...............................................4
   3.3.    Letter of Credit Commitment........................................4
   3.4.    UMB Letters of Credit..............................................4
4.    Interest................................................................5
   4.1.    Interest on Draws on Letters of Credit.............................5
   4.2.    Interest on the Swingline Loan.....................................5
   4.3.    Interest on Aggregate Loans........................................5
   4.4.    Adjusted Base Rate.................................................5
   4.5.    Adjusted Eurodollar Rate...........................................5
   4.6.    Base Rate Revolving Margins and Eurodollar Revolving Margins.......6
   4.7.    Interest Periods for Eurodollar Loans..............................6
   4.8.    Time of Accrual....................................................7
   4.9.    Computation........................................................7
   4.10.   Rate After Maturity................................................7
5.    Fees....................................................................7
   5.1.    Upfront Fee........................................................7
   5.2.    Revolving Loan Unused Fee..........................................7
   5.3.    Letter of Credit Fee...............................................8
   5.4.    Letter of Credit Fronting Fee......................................8
   5.5.    Other Letter of Credit Fees........................................8
   5.6.    Calculation of Fees................................................8
6.    Payments................................................................8
   6.1.    Scheduled Payments on Aggregate Revolving Loan and Swingline Loan..8
      6.1.1.     Interest.....................................................8
      6.1.2.     Principal....................................................8
      6.1.3.     Extension of Revolving Loan Maturity Date....................9
   6.2.    Application........................................................9
   6.3.    Prepayments........................................................9

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      6.3.1.     Voluntary Prepayment.........................................9
      6.3.2.     Mandatory Prepayments When Over-Advances Exist...............9
      6.3.3.     Other Mandatory Prepayments.................................10
   6.4.    Reimbursement Obligations of Borrower.............................10
   6.5.    Manner of Payments and Timing of Application of Payments..........11
      6.5.1.     Payment Requirement.........................................11
      6.5.2.     Application of Payments and Proceeds........................11
      6.5.3.     Interest Calculation........................................11
   6.6.    Returned Instruments..............................................11
   6.7.    Compelled Return of Payments or Proceeds..........................11
   6.8.    Due Dates Not on Business Days....................................12
7.    Procedure for Obtaining Advances and Letters of Credit.................12
   7.1.    Initial Advances..................................................12
   7.2.    Subsequent Revolving Loan Advances................................12
      7.2.1.     Borrower Requests...........................................12
      7.2.2.     Revolving Loan Advances to Repay the Swingline Loan.........12
      7.2.3.     Administrative Agent's Right to Make Other Revolving Loan
                   Advances..................................................13
   7.3.    Letters of Credit.................................................13
   7.4.    Fundings..........................................................13
      7.4.1.     Revolving Advances..........................................13
      7.4.2.     Draws on Letters of Credit..................................14
      7.4.3.     All Fundings Ratable........................................14
   7.5.    Administrative Agent's Availability Assumption....................15
      7.5.1..................................................................15
   7.6.    Disbursement......................................................16
   7.7.    Restrictions on Advances..........................................16
   7.8.    Restriction on Number of Eurodollar Loans.........................16
   7.9.    Each Advance Request and Letter of Credit Request a Certification.16
   7.10.   Requirements for Every Advance Request............................16
   7.11.   Requirements for Every Letter of Credit Request...................16
   7.12.   Exoneration of Administrative Agent and Lenders...................17
8.    Conditions of Lending..................................................17
   8.1.    Conditions to Initial Advance.....................................17
      8.1.1.     Listed Documents and Other Items............................17
      8.1.2.     Financial Condition; Projections............................17
      8.1.3.     No Default..................................................18
      8.1.4.     Representations and Warranties..............................18
      8.1.5.     No Material Adverse Change..................................18
      8.1.6.     Pending Material Proceedings................................18
      8.1.7.     Payment of Fees and Expenses................................18
      8.1.8.     Insurance...................................................18
      8.1.9.     Existing Indebtedness.......................................18
      8.1.10.    Non-Healthcare Divestiture and Healthcare Divestiture.......18
      8.1.11.    Closing Certificate.........................................18
      8.1.12.    Other Items.................................................18
   8.2.    Conditions to Subsequent Advances.................................18
      8.2.1.     General Conditions..........................................18
      8.2.2.     Representations and Warranties..............................19
      8.2.3.     No Prohibitions.............................................19
      8.2.4.     No Default..................................................19
9.    Conditions to Issuance of Letters of Credit............................19

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   9.1.       Letter of Credit Application/Reimbursement Agreement...........19
   9.2.       No Prohibitions................................................19
   9.3.       Representations and Warranties.................................19
   9.4.       No Default.....................................................20
   9.5.       Other Conditions...............................................20
10.      Representations and Warranties......................................20
   10.1.      Organization and Existence.....................................20
   10.2.      Authorization..................................................20
   10.3.      Due Execution..................................................20
   10.4.      Enforceability of Obligations..................................20
   10.5.      Burdensome Obligations.........................................20
   10.6.      Legal Restraints...............................................20
   10.7.      Labor Contracts and Disputes...................................21
   10.8.      No Material Proceedings........................................21
   10.9.      Material Licenses..............................................21
   10.10.     Compliance with Material Laws..................................21
   10.11.     Prior Transactions.............................................21
   10.12.     Solvency.......................................................21
   10.13.     Projections; Pro Forma Balance Sheet...........................21
   10.14.     Financial Statements...........................................21
   10.15.     No Change in Condition.........................................22
   10.16.     No Defaults....................................................22
   10.17.     Investments....................................................22
   10.18.     Indebtedness...................................................22
   10.19.     Indirect Obligations...........................................22
   10.20.     Tax Liabilities; Governmental Charges..........................22
   10.21.     Pension Benefit Plans..........................................22
      10.21.1.     Prohibited Transactions...................................22
      10.21.2.     Claims....................................................22
      10.21.3.     Reporting and Disclosure Requirements.....................23
      10.21.4.     Accumulated Funding Deficiency............................23
      10.21.5.     Multi-employer Plan.......................................23
   10.22.     Welfare Benefit Plans..........................................23
   10.23.     Retiree Benefits...............................................23
   10.24.     State of Property..............................................23
   10.25.     Negative Pledges...............................................23
   10.26.     Affiliates; Subsidiaries.......................................23
   10.27.     Margin Stock...................................................24
   10.28.     Securities Matters.............................................24
   10.29.     Investment Company Act, Etc....................................24
   10.30.     No Material Misstatements or Omissions.........................24
   10.31.     Filings........................................................24
11.      Modification and Survival of Representations........................24
12.      Affirmative Covenants...............................................25
   12.1.      Use of Proceeds................................................25
   12.2.      Corporate Existence............................................25
   12.3.      Maintenance of Property and Leases.............................25
   12.4.      Insurance......................................................25
   12.5.      Payment of Taxes and Other Obligations.........................26
   12.6.      Compliance With Laws...........................................26
   12.7.      Termination of Pension Benefit Plan............................26

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   12.8.      Notice to Administrative Agent of Material Events..............26
   12.9.      Borrowing Officer..............................................27
   12.10.     Accounting System; Tracing of Proceeds.........................27
   12.11.     Financial Statements...........................................27
      12.11.1.     Annual Financial Statements...............................27
      12.11.2.     Quarterly Financial Statements............................28
      12.11.3.     Statement of Existing Reimbursement Obligations...........28
   12.12.     Other Financial Information....................................28
      12.12.1.     Stockholder Reports.......................................28
      12.12.2.     Pension Benefit Plan Reports..............................28
      12.12.3.     Tax Returns...............................................28
   12.13.     Annual Projections.............................................28
   12.14.     Other Information..............................................29
   12.15.     Access to Officers and Auditors................................29
   12.16.     Acquisition Documents..........................................29
   12.17.     Further Assurances.............................................29
   12.18.     Covered Persons................................................29
   12.19.     Guarantees.....................................................29
13.      Negative Covenants..................................................29
   13.1.      Investments....................................................29
   13.2.      Indebtedness...................................................30
   13.3.      Indirect Obligations...........................................31
   13.4.      Security Interests.............................................31
   13.5.      Acquisitions...................................................31
   13.6.      Disposal of Property...........................................32
   13.7.      Stock Dividends; Distributions/Redemptions.....................33
   13.8.      Change of Control..............................................33
   13.9.      Amendment to Charter Documents.................................33
   13.10.     Capital Structure; Equity Securities...........................33
   13.11.     Change of Business.............................................34
   13.12.     Conflicting Agreements.........................................34
   13.13.     Sale and Leaseback Transactions................................34
   13.14.     Fiscal Year....................................................34
   13.15.     Transactions Having a Material Adverse Effect on Covered
                Person.......................................................34
   13.16.     Transactions with Affiliates...................................34
14.      Financial Covenants.................................................34
   14.1.      Special Definitions............................................34
   14.2.      Minimum Fixed Charge Coverage..................................35
   14.3.      Maximum Ratio of Funded Indebtedness to EBITDA.................35
   14.4.      Minimum Net Worth..............................................36
15.      Default.............................................................36
   15.1.      Events of Default..............................................36
      15.1.1.    Failure to Pay Principal or Interest........................36
      15.1.2.    Failure to Pay Amounts Owed to Other Persons................36
      15.1.3.    Representations or Warranties...............................36
      15.1.4.    Certain Covenants...........................................36
      15.1.5.    Other Covenants.............................................36
      15.1.6.    Acceleration of Other Indebtedness..........................37
      15.1.7.    Default Under Other Agreements..............................37
      15.1.8.    Bankruptcy; Insolvency; Etc.................................37
      15.1.9.    Judgments; Attachment; Settlement; Etc......................37

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      15.1.10.     Pension Benefit Plan Termination, Etc.....................37
      15.1.11.     Liquidation or Dissolution................................38
      15.1.12.     Seizure of Assets.........................................38
      15.1.13.     Racketeering Proceeding...................................38
      15.1.14.     Loss to Assets............................................38
      15.1.15.     Guaranty; Guarantor.......................................38
   15.2.      Cross Default..................................................38
   15.3.      Rights and Remedies............................................38
      15.3.1.    Termination of Commitments..................................38
      15.3.2.    Acceleration................................................38
      15.3.3.    Right of Setoff.............................................39
      15.3.4.    Rights Generally............................................39
      15.3.5.    Joint and Several...........................................39
   15.4.      Application of Funds...........................................39
16.      Administrative Agent and Lenders....................................40
   16.1.      Appointment, Powers, and Immunities............................40
   16.2.      Reliance by Administrative Agent...............................40
   16.3.      Employment of Agents and Counsel...............................40
   16.4.      Defaults.......................................................41
   16.5.      Rights as Lender...............................................41
   16.6.      Indemnification................................................41
   16.7.      Notification of Lenders........................................42
   16.8.      Non-Reliance on Agent and Other Lenders........................42
   16.9.      Resignation....................................................42
   16.10.     Collections and Distributions to Lenders by Administrative
                Agent........................................................43
17.      Change in Circumstances.............................................43
   17.1.      Compensation for Increased Costs and Reduced Returns...........43
      17.1.1.    Law Changes or Tax Impositions..............................43
      17.1.2.    Capital Adequacy............................................44
      17.1.3.    Notice to Borrower..........................................44
   17.2.      Market Failure.................................................44
   17.3.      Illegality.....................................................45
   17.4.      Compensation...................................................45
   17.5.      Treatment of Affected Loans....................................45
   17.6.      Taxes..........................................................46
      17.6.1.    Gross-Up....................................................46
      17.6.2.    Lenders' Undertakings.......................................47
      17.6.3.    Survival of Borrower's Obligations..........................47
   17.7.      Usury..........................................................48
18.      General.............................................................48
   18.1.      Lenders' Right to Cure.........................................48
   18.2.      Rights Not Exclusive...........................................48
   18.3.      Survival of Agreements.........................................48
   18.4.      Assignments....................................................48
      18.4.1.    Permitted Assignments.......................................48
      18.4.2.    Consequences and Effect of Assignments......................49
      18.4.3.    Agreements Upon Assignment..................................49
      18.4.4.    Register....................................................50
      18.4.5.    Notice to Borrower of Assignment............................50
      18.4.6.    Assignment to Federal Reserve Bank..........................50
   18.5.      Sale of Participations.........................................51

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   18.6.      Information; Confidentiality...................................51
   18.7.      Payment of Expenses............................................51
   18.8.      General Indemnity..............................................52
   18.9.      Letters of Credit..............................................53
   18.10.     Changes in Accounting Principles...............................53
   18.11.     Loan Records...................................................53
   18.12.     Other Security and Guaranties..................................54
   18.13.     Loan Obligations Payable in Dollars............................54
19.      Miscellaneous.......................................................54
   19.1.      Notices........................................................54
   19.2.      Amendments and Modifications; Waivers and Consents.............55
   19.3.      Rights Cumulative..............................................55
   19.4.      Successors and Assigns.........................................55
   19.5.      Severability...................................................55
   19.6.      Counterparts...................................................55
   19.7.      Governing Law; No Third Party Rights...........................56
   19.8.      Counterpart Facsimile Execution................................56
   19.9.      Effect of Merger of Bank.......................................56
   19.10.     Negotiated Transaction.........................................56
   19.11.     CHOICE OF FORUM................................................56
   19.12.     SERVICE OF PROCESS.............................................57
   19.13.     WAIVER OF JURY TRIAL...........................................57
   19.14.     Incorporation By Reference.....................................57
   19.15.     Statutory Notice - Insurance...................................57
   19.16.     Statutory Notice - Oral Commitments............................58


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                               LOAN AGREEMENT

         In consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Angelica Corporation, a Missouri corporation (Borrower) and LaSalle Bank National Association (LaSalle), as Administrative Agent, and LaSalle and the other lenders listed on Exhibit 3 to this Agreement, as Lenders, agree as follows:

1.   EFFECTIVE DATE. This Agreement is effective May 30, 2002.

2.   DEFINITIONS AND RULES OF CONSTRUCTION.

         2.1. LISTED DEFINITIONS. Capitalized words defined in the Glossary attached hereto as Exhibit 2.1 shall have such defined meanings wherever used in this Agreement and the other Loan Documents. The inclusion of a defined term in the Glossary that is not used elsewhere in this Agreement or in the other Loan Documents shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

         2.2. OTHER DEFINITIONS. If a capitalized word in this Agreement is not defined in the Glossary, it shall have such meaning as defined elsewhere herein, or if not defined elsewhere herein, the meaning defined in the UCC. Terms are italicized in this Agreement where they are defined.

         2.3. REFERENCES TO COVERED PERSON. The words Covered Person, a
         Covered Person, any Covered Person, each Covered Person and every Covered Person refer to Borrower and each of its now existing or later acquired, created or organized Subsidiaries (including, without limitation, all direct and indirect Subsidiaries of Borrower and all Guarantors) separately. The words Covered Persons refers to Borrower and its now existing or later acquired, created or organized Subsidiaries collectively.

         2.4. REFERENCES TO REQUIRED LENDERS. The words Required Lenders means any one or more Lenders whose shares of Lenders' Exposure at the relevant time aggregate at least 66.666666667%.

         2.5. ACCOUNTING TERMS. Unless the context otherwise requires, accounting terms herein that are not defined herein shall be determined under GAAP. All financial measurements contemplated hereunder respecting Borrower shall be made and calculated for Borrower and all of its now existing or later acquired, created or organized Subsidiaries, if any, on a consolidated and consolidating basis in accordance with GAAP unless expressly provided otherwise herein.

         2.6. MEANING OF SATISFACTORY. Whenever herein a document or matter is required to be satisfactory to Administrative Agent or satisfactory to Lenders or satisfactory to Required Lenders, unless expressly stated otherwise such document must be satisfactory to Administrative Agent, Lenders or Required Lenders (as applicable) in both form and substance, and unless expressly stated otherwise Administrative Agent, Lenders or Required Lenders (as applicable) shall have the commercially reasonable discretion to determine whether the document or matter is satisfactory.

         2.7. COMPUTATION OF TIME PERIODS. In computing or defining periods of time from a specified date to a later specified date, and in computing the accrual of interest or fees, the word from shall mean from and including and the words to and until shall each mean to but excluding. Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are


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         expressly prescribed, and references in this Agreement to months and years are to calendar months and calendar years unless otherwise specified.

         2.8. GENERAL. Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to any Person include such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; (iii) references to one gender include all genders; (iv) including is not limiting; (v) or has the inclusive meaning represented by the phrase and/or; (vi) the words hereof, herein, hereby, hereunder and similar terms in this Agreement refer to this Agreement as a whole, including its Exhibits, and not to any particular provision of this Agreement; (vii) the word Section or section and Page or page refer to a section or page, respectively, of, and the word Exhibit refers to an Exhibit to, this Agreement unless it expressly refers to something else; (viii) reference to any agreement, document, or instrument (including this Agreement and any other Loan Document or other agreement, document or instrument defined herein), means such agreement, document, or instrument as amended, modified, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and includes all attachments thereto and documents incorporated therein, if any; and
         (ix) general and specific references to any Law means such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time. Section captions and the Table of Contents are for convenience only and shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

         2.9. INITIAL ADVANCE DATE. The Borrower, Lenders, and Administrative Agent each agree that if the conditions to the initial Revolving Loan Advance are not met as required by this Agreement and initial Revolving Loan Advance hereunder is not funded on or before June 15, 2002, then, unless each of the parties hereto otherwise agrees in writing in its sole discretion, this Agreement and the Commitments hereunder shall terminate on such date.

3. LENDERS' COMMITMENTS. Subject to the terms and conditions hereof, and in reliance upon the Representations and Warranties, Lenders make the following commitments to Borrower:

         3.1. REVOLVING LOAN COMMITMENTS.

                  3.1.1. AGGREGATE AMOUNT; REDUCTIONS. Subject to the limitations in Section 3.1.2 and elsewhere herein, each Lender commits to make available to Borrower, from the Effective Date to the Revolving Loan Maturity Date, such Lender's pro-rata share (as listed on Exhibit 3 hereto) of an Aggregate Revolving Loan Commitment of $70,000,000, by funding such Lender's pro-rata share of Revolving Loan Advances made from time to time by Administrative Agent as provided herein. Subject to the limitations in Section
                  3.1.2 and elsewhere herein, payments and prepayments that are applied to reduce the Aggregate Revolving Loan may be re-borrowed through Revolving Loan Advances. Borrower may reduce the amount of the Aggregate Revolving Loan Commitment in whole multiples of $1,000,000 at any time and from time to time, but only if (i) Borrower gives Administrative Agent written notice of Borrower's intention to make such reduction at least three (3) Business Days prior to the effective date of the reduction, and (ii) Borrower makes on the effective date of the reduction any payment on the Aggregate Revolving Loan required hereunder as a consequence of the reduction, including, principal, interest and Eurodollar breakage fees (if any). Any such reduction of the amount of the Aggregate Revolving Loan Commitment, whether scheduled or voluntary, shall be permanent. Each Lender's initial Revolving Loan Commitment is its pro-rata share of the Aggregate Revolving Loan Commitment. Upon any reduction of the

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                  Aggregate Revolving Loan Commitment, each Lender's Revolving
                  Loan Commitment will automatically reduce by such Lender's pro-rata share of the reduction of the Aggregate Revolving Loan Commitment.

                  3.1.2. LIMITATION ON REVOLVING LOAN ADVANCES. No Revolving Loan Advance will be made which would result in the Aggregate Revolving Loan exceeding the Maximum Available Amount and no Revolving Loan Advance will be made on or after the Revolving Loan Maturity Date. Lenders may, however, in their absolute discretion make such Revolving Loan Advances, but shall not be deemed by doing so to have increased the Maximum Available Amount and shall not be obligated to make any such Revolving Loan Advances thereafter. At any time that there is an Existing Default, the Aggregate Revolving Loan Commitment may be canceled as provided in Section 15.3. The Maximum Available Amount on any date shall be a Dollar amount equal to (i) the Aggregate Revolving Loan Commitment, minus (ii) the sum of (a) the Letter of Credit Exposure on such date (except to the extent that a Revolving Loan Advance will be used immediately to reimburse Letter of Credit Issuer (or UMB with respect to the UMB LCs) for unreimbursed draws on a Letter of Credit), (b) the Swingline Loan, and (c) the Existing Reimbursement Obligations owing to Commerce Bank, N.A. as set forth on Exhibit 12.11.3 attached hereto as such
                  Exhibit is revised from time to time as required herein.

                  3.1.3. REVOLVING NOTES. The obligation of Borrower to repay each Lender's Revolving Loan shall be evidenced by a promissory note payable to the order of such Lender in a maximum principal amount equal to the amount of its Revolving Loan Commitment and otherwise in form and substance satisfactory to Lenders.

         3.2. SWINGLINE COMMITMENT.

                  3.2.1. SWINGLINE ADVANCES. In order to reduce the frequency of fundings of Revolving Loan Advances by Lenders, but subject to the limitations in Section 3.2.2 and elsewhere herein, Administrative Agent may in its absolute discretion make Swingline Advances to Borrower from time to time from the Effective Date to the Revolving Loan Maturity Date. Subject to the limitations in Section 3.2.2 and elsewhere herein, payments and prepayments that are applied to reduce the Swingline Loan may be re-borrowed through Swingline Advances. Administrative Agent may terminate the foregoing Swingline Commitment at any time in its absolute discretion.

                  3.2.2. LIMITATIONS ON SWINGLINE ADVANCES. Administrative Agent shall not be obligated to make any particular Swingline Advance, the making of any particular Swingline Advance at any particular time being absolutely discretionary. At anytime Administrative Agent may choose to suspend Swingline Advances and treat all subsequent requests for an Advance as Revolving Loan Advances. In any event, no Swingline Advance will be made on or after the Revolving Loan Maturity Date, and no Swingline Advance will be made which would result in the Swingline Loan exceeding the Maximum Swingline Amount. No Swingline Advance will be made which would result in the Swingline Loan plus the Lender acting as Administrative Agent's Revolving Loans and such Lender's pro-rata share of the Letter of Credit Exposure to exceed such Lender's Revolving Loan Commitment. Administrative Agent may, however, in its absolute discretion make such Swingline Advances, but shall not be deemed by doing so to have increased the Maximum Swingline Amount and shall not be obligated to make any such Swingline Advance thereafter. The Maximum Swingline Amount on any date

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                  shall be a Dollar amount equal to the lesser of (i)
                  $5,000,000 or (ii) an amount equal to (a) the Aggregate Revolving Loan Commitment, minus (b) the sum of (i) the Letter of Credit Exposure and (ii) the Aggregate Revolving Loan immediately prior to the making of such Swingline Advance.

                  3.2.3. SWINGLINE NOTE. The obligation of Borrower to repay the Swingline Loan shall be evidenced by a promissory note payable to the order of Administrative Agent in a maximum principal amount of $5,000,000 and otherwise in form and substance satisfactory to Administrative Agent.

         3.3. LETTER OF CREDIT COMMITMENT.

                  3.3.1. Letter of Credit Issuer commits to issue standby letters of credit and commercial (documentary) letters of credit for the account of Borrower from time to time from the Effective Date to the Revolving Loan Maturity Date, but only if the Letter of Credit Exposure will not as a result of such issuance exceed the lesser of (i) $15,000,000 and (ii) an amount equal to the difference between (a) the Aggregate Revolving Loan Commitment, and (b) the Aggregate Revolving Loan plus the Swingline Loan. The expiration date of any Letter of Credit will be a Business Day that will be no more than one (1) year from the date of issuance but in no event shall such date be later than the date which is twenty-five days prior to the Revolving Loan Maturity Date; provided, however, that the expiration date for a Letter of Credit may be later than the date that is twenty-five (25) days prior to the Revolving Loan Maturity Date if Letter of Credit Issuer consents to such issuance and Borrower provides to Letter of Credit Issuer cash collateral satisfactory to Letter of Credit Issuer as security for Borrower's obligation to reimburse Letter of Credit Issuer for all draws thereunder.

                  3.3.2. Immediately upon the issuance by Letter of Credit Issuer of a Letter of Credit in accordance with the terms and conditions of this Agreement, Letter of Credit Issuer shall be deemed to have sold and transferred to each other Lender, and such other Lender shall be deemed to have purchased and received from Letter of Credit Issuer, a pro-rata undivided interest and participation in such Letter of Credit, the reimbursement obligation of Borrower with respect thereto, and any guaranty thereof or collateral therefor. Such other Lender's pro-rata undivided interest shall be the same as its pro-rata share of the Aggregate Revolving Loan Commitment.

         3.4. UMB LETTERS OF CREDIT. Borrower, Lenders and Administrative
         Agent acknowledge that UMB has issued certain letters of credit which are outstanding as of the Effective Date as set forth on Exhibit
         12.11.3 (collectively, the "UMB LCs"). UMB shall not issue any renewals or extensions of the UMB LCs and the face amount of the UMB LCs shall at no time exceed $8,966,609.42. While UMB is a Lender hereunder, (i) with respect to the UMB LCs, UMB shall be entitled to all of the benefits and rights that the Letter of Credit Issuer is entitled to hereunder, and (ii) the UMB LCs shall be deemed to be "Letters of Credit" hereunder and subject to all of the terms hereunder, including, without limitation, interest on drawings and all fees owing or payable in connection therewith as set forth in this Agreement (including, without limitation, the Letter of Credit Fee). UMB shall on the date of the initial Revolving Loan Advance distribute, without setoff, to each other Lender its pro-rata share of the Letter of Credit Fee (based on the Eurodollar Revolving Margin in effect on the Effective Date) for each UMB LC for the remainder of the current calendar quarter and thereafter quarterly in advance in accordance with this Agreement. On the date of the initial Revolving Loan Advance, UMB shall be deemed to have sold and transferred to each other Lender, and each such other Lender shall be deemed to have purchased and received from UMB, a pro-rata undivided interest and participation in each UMB LC, the reimbursement obligation of Borrower with respect thereto, and any guaranty thereof or collateral therefor. Such other Lender's pro-rata undivided interest shall be the same as its pro-rata share of the Aggregate Revolving Loan Commitment. UMB represents and warrants to each Lender that it has obtained an executed, enforceable unconditional reimbursement agreement from the Borrower for each UMB LC. UMB shall provide by email and facsimile to Administrative Agent (to such Persons at Administrative Agent as directed by Administrative Agent from time to time) each Business Day on or before 12:00 p.m. (St. Louis time) a summary of the outstanding face amount of each UMB LC and the amount of any outstanding drawings thereunder. Borrower agrees to pay to UMB the Letter of Credit Fee and other fees applicable to Letters of Credit on each UMB LC in the amounts set forth in this Agreement, provided, however, in no event shall a Fronting Fee be payable by Borrower with respect to the UMB LCs.

4.   INTEREST.

         4.1. INTEREST ON DRAWS ON LETTERS OF CREDIT. The unreimbursed amount of each draw on a Letter of Credit shall bear interest at a rate per annum equal to the Adjusted Base Rate applicable to Revolving Loans.

         4.2. INTEREST ON THE SWINGLINE LOAN. The entire Swingline Loan shall be a Base Rate Loan and shall bear interest at the Adjusted Base Rate.

         4.3. INTEREST ON AGGREGATE LOANS. Borrower may, as provided in
         Section 7, designate the whole of an Advance or any part of an Advance (other than, in either case, a Swingline Advance) to be either a Base Rate Advance or a Eurodollar Advance; provided, however, during the existence of an Existing Default, Borrower may not designate an Advance or part of an Advance as a Eurodollar Advance. Each Base Rate Advance when made will become a Base Rate Loan, which shall bear interest at the Adjusted Base Rate. Each Eurodollar Advance when made will become a Eurodollar Loan, which shall bear interest at the Adjusted Eurodollar Rate. Borrower may also, as provided herein, convert some or all of a Base Rate Loan into a Eurodollar Loan and some or all of a Eurodollar Loan into a Base Rate Loan. For each Eurodollar Loan, Borrower shall select an Interest Period as provided in Section 4.7. A Eurodollar Loan shall bear interest at the Adjusted Eurodollar Rate throughout the applicable Interest Period designated by Borrower.

         4.4. ADJUSTED BASE RATE. The Adjusted Base Rate for any Base Rate
         Loan which is a Revolving Loan or a Swingline Loan shall be the Base Rate plus the applicable Base Rate Revolving Margin determined from the table in Section 4.6.

         4.5. ADJUSTED EURODOLLAR RATE. The Adjusted Eurodollar Rate for any Eurodollar Loan which is a Revolving Loan shall be the Eurodollar Rate plus the applicable Eurodollar Revolving Margin determined from the table in Section 4.6.



                          {continued on next page}

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         4.6. BASE RATE REVOLVING MARGINS AND EURODOLLAR REVOLVING MARGINS.

-------------------------------------------------------------------------------------------------------------
IF THE RATIO OF BORROWER      EURODOLLAR           BASE RATE           UNUSED FEE RATE       REFERENCE LEVEL
 FUNDED INDEBTEDNESS TO    REVOLVING MARGIN    REVOLVING MARGIN
  EBITDA (FOR THE FOUR
FISCAL QUARTER PERIOD OF
 BORROWER MOST RECENTLY
        ENDED) IS
-------------------------------------------------------------------------------------------------------------

greater than or equal to         1.75%               0.00%                  0.35%                   IV
      1.75 to 1.00
-------------------------------------------------------------------------------------------------------------
greater than or equal to         1.50%               0.00%                  0.30%                   III
  1.25 to 1.00 but less
    than 1.75 to 1.00
-------------------------------------------------------------------------------------------------------------
greater than or equal to         1.25%               0.00%                  0.25%                   II
  0.75 to 1.00 but less
    than 1.25 to 1.00
-------------------------------------------------------------------------------------------------------------
 less than 0.75 to 1.00          1.00%               0.00%                  0.20%                   I
-------------------------------------------------------------------------------------------------------------

         The Increments applicable on the Effective Date shall be those of Level II. Thereafter, the applicable Increments shall be re-determined by Administrative Agent based on the ratio of Borrower's Funded Indebtedness to EBITDA for the four fiscal quarter period of Borrower most recently ended, promptly after each delivery by Borrower to Administrative Agent of Borrower's Financial Statements (and accompanying Compliance Certificate) as required in Section 12.11 and will become applicable on the third Business Day following the day when Borrower delivers such Financial Statements (and accompanying Compliance Certificate) to Administrative Agent.

         4.7. INTEREST PERIODS FOR EURODOLLAR LOANS. For each Eurodollar
         Loan Borrower shall select an Interest Period that is either 30, 60, 90, or 180 days; provided that:

                  (i) every such Interest Period for a Eurodollar Advance shall commence on the date of the Advance or on the date of the conversion or continuation of any Loan as a Eurodollar Loan;

                  (ii) if any Interest Period would otherwise expire on a day of a calendar month which is not a Business Day, then such Interest Period shall expire on the next succeeding Business Day in that calendar month; provided, however, that if the next succeeding Business Day would be in the following calendar month, it shall expire on the first preceding Business Day;

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

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

                  (iv) no Interest Period for a Eurodollar Loan that is part of the Aggregate Revolving Loan shall extend beyond the Revolving Loan Maturity Date.

         4.8. TIME OF ACCRUAL. Interest shall accrue on all principal amounts outstanding from the date when first outstanding to the date when no longer outstanding. Amounts shall be deemed outstanding until payments are applied thereto as provided herein.

         4.9. COMPUTATION. Interest shall be computed for the actual days elapsed over a year deemed to consist of 360 days. Interest rates that are based on the Base Rate shall change simultaneously with any change in the Base Rate and shall be effective for the entire day on which such change becomes effective. The Base Rate will be determined by Administrative Agent before the initial Advances on the Effective Date and on each Business Day thereafter when the Base Rate changes.

         4.10. RATE AFTER MATURITY. Borrower shall pay interest on the Aggregate Loans, the Swingline Loan and any Obligations with respect to Letters of Credit after their Maturity, and, at the option of Administrative Agent or at the direction of the Required Lenders, on the Aggregate Loans, the Swingline Loan and on the other Loan Obligations after the occurrence of an Event of Default, at a rate per annum of two percent (2%) plus the then-applicable rates. Past due fees and other amounts past due and owing hereunder shall bear interest at two percent (2%) above the then-current Adjusted Base Rate.

5.   FEES.

         5.1. UPFRONT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender on the Effective Date a non-refundable, one-time upfront fee (the "Upfront Fee") in the amount previously agreed to between the Borrower and the Administrative Agent pursuant to a separate fee letter (and the Administrative Agent agrees to promptly forward to each Lender a portion of such Upfront Fee in the amount previously agreed to between Administrative Agent and each Lender).

         5.2. REVOLVING LOAN UNUSED FEE. Borrower shall pay to Administrative Agent for the account of Lenders a non-refundable, recurring Revolving Loan Unused Fee calculated by applying the daily equivalent of an annual Unused Fee Rate determined pursuant to the table set forth in
         Section 4.6 to the Unused Revolving Loan Commitment on each day during the period from the Effective Date to the Revolving Loan Maturity Date. The Unused Revolving Loan Commitment on any day shall be the difference between (i) the amount of the Aggregate Revolving Loan Commitment and
         (ii) the sum of (a) the Aggregate Revolving Loan, and (b) the face amount of all outstanding Letters of Credit and (c) without duplication of clause (b), the total of all amounts drawn on the outstanding Letters of Credit but not reimbursed to the Letter of Credit Issuer by Borrower as of the close of business on such day. The Revolving Loan Unused Fee shall be payable quarterly in arrears commencing on the last day of the first calendar quarter ending after the Effective Date and continuing on the last day of each calendar quarter thereafter and on the Revolving Loan Maturity Date. The Unused Fee Rate shall be determined from the chart in Section 4.6 of this Agreement under the heading "Unused Fee Rate." The Unused Fee Rate applicable on the Effective Date shall be Level II. Thereafter, the Borrower's ratio of Funded Indebtedness to EBITDA for the four fiscal quarter period of Borrower most recently ended will be calculated and applied to determine the applicable Unused Fee Rate in the same manner used for determination of the applicable Base Rate Revolving Margin, and Eurodollar Revolving Margin as described in Section 4.6.

         5.3. LETTER OF CREDIT FEE. Borrower shall pay to Administrative Agent (or UMB in the case of the UMB LCs) for the account of Letter of Credit Issuer (or UMB in the case of the UMB LCs) and each other Lender with a Revolving Loan Commitment, a non-refundable recurring Letter of Credit Fee for each Letter of Credit issued by Letter of Credit Issuer (or UMB in the case of the UMB LCs). All Letter of Credit Fees are to be paid to the Lenders pro-rata in accordance with their respective pro-rata shares as set forth on Exhibit 3. The Letter of Credit Fee for any Letter of Credit shall be an amount equal to the aggregate undrawn amount of such Letter of Credit multiplied by the Eurodollar Revolving Margin in effect on the date such Letter of Credit is issued and any annual renewal date of each such Letter of Credit. The Letter of Credit Fee for each Letter of Credit shall be payable in advance for the remaining portion of the quarter when issued and quarterly thereafter on the last day of each full calendar quarter thereafter (or portion thereof for the last calendar quarter) while such Letter of Credit is outstanding.

         5.4. LETTER OF CREDIT FRONTING FEE. Borrower shall pay to Letter of Credit Issuer (for its own account) a non-refundable, one-time Fronting Fee equal to .125% of the face amount of each Letter of Credit issued by Letter of Credit Issuer. The Fronting Fee due for any Letter of Credit shall be payable in advance on the issuance date of such Letter of Credit.

         5.5. OTHER LETTER OF CREDIT FEES. Borrower shall pay to Letter of Credit Issuer (or UMB in the case of the UMB LCs) for its own account such Letter of Credit Issuer's other customary fees for issuance, amendment, or renewal of a Letter of Credit and, as Letter of Credit Issuer and Borrower may agree with respect to each Letter of Credit, and for each negotiation of a draft drawn under such Letter of Credit.

         5.6. CALCULATION OF FEES. All of the foregoing fees and all other fees payable to Administrative Agent or any Lender that are based on an annual percentage shall be calculated on the basis of a year deemed to consist of 360 days and for the actual number of days elapsed.

6.   PAYMENTS.

         6.1. SCHEDULED PAYMENTS ON AGGREGATE REVOLVING LOAN AND SWINGLINE LOAN.

                  6.1.1. INTEREST. Borrower shall pay interest accrued on each Base Rate Loan included in the Aggregate Revolving Loan and on the Swingline Loan quarterly in arrears beginning on the last day of the first calendar quarter ending after the Effective Date and continuing on the last day of each calendar quarter thereafter, and on the Revolving Loan Maturity Date. Borrower shall pay interest accrued on each Eurodollar Loan included in the Aggregate Revolving Loan at the end of its Interest Period and, in addition, for each such Eurodollar Loan with an Interest Period longer than 90 days, Borrower shall pay interest accrued thereon quarterly on the same date of each quarter as the date such Eurodollar Loan was made. Borrower shall pay interest accrued thereon on each day that would have been the end of an Interest Period with respect to such Eurodollar Loan had successive Interest Periods of 90 days' duration been applicable to such Eurodollar Loan. Borrower shall pay interest accrued on each Revolving Loan and the Swingline Loan after the Revolving Loan Maturity Date on demand.

                  6.1.2. PRINCIPAL. Subject to Section 6.1.3, Borrower shall repay the entire amount of the Aggregate Revolving Loan as then outstanding on May 30, 2005 (the Revolving Loan Maturity
                  Date), and Borrower shall repay the entire amount of the Swingline Loan on demand, or if no demand is made, on the Revolving Loan Maturity Date.

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

                  6.1.3. EXTENSION OF REVOLVING LOAN MATURITY DATE. If Borrower provides written notice to the Administrative Agent and each Lender no less then ninety (90) days and no more than one hundred and fifty days (150) prior to the first annual anniversary (the "First Extension Right") of the Effective Date, and again, prior to the second annual anniversary (the "Second Extension Right") of the Effective Date (an "Extension Request") that it wishes to extend the Revolving Loan Maturity Date, in each case by one year, then, if, and only if, each of the Lenders affirmatively agree, in each case, in writing to an extension in each of their respective sole discretion by executing an extension agreement containing such terms and conditions as required by the Lenders (signed by Administrative Agent, each Lender and Borrower), the Revolving Loan Maturity Date shall be so extended by one year. Whether or not Borrower exercises the First Extension Right, Borrower may exercise the Second Extension Right. The Administrative Agent shall notify the Borrower in writing within 30 days of the Lenders' receipt of an Extension Request, whether or not the Lenders agree to an extension of the Revolving Loan Maturity Date and, if so, under what terms and conditions. If a Lender fails to advise the Administrative Agent of its decision with respect to an Extension Request within such 30 day period referred to in the preceding sentence, such Lender shall be deemed to have denied such request.

         6.2. APPLICATION. Payments shall be paid or applied by the Administrative Agent (in each case up to the outstanding principal amount of the applicable Loan) (i) first, to reduce the Swingline Loan to zero, and then (ii) second, as set forth in Section 16.10.

         6.3. PREPAYMENTS.

                  6.3.1. VOLUNTARY PREPAYMENT. Subject to the limitations in the following sentences, Borrower may wholly prepay any Base Rate Loan, or Eurodollar Loan that is included in the Aggregate Revolving Loan at any time and may make a partial prepayment thereon from time to time, without penalty or premium, but only if (i) Borrower gives Administrative Agent written notice (which may be mailed, personally delivered or telecopied as provided in Section 19.1) or telephonic notice (promptly confirmed in writing in the manner provided in Section 19.1) of Borrower's intention to make such prepayment at least one Business Day prior to tendering such prepayment,
                  (ii) the total amount of such prepayment is a whole multiple of $500,000, and (iii) Borrower pays any amount that is due under Section 17.4 as a consequence of the prepayment. Unless there is an Existing Default, all payments on the Revolving Loan shall be made first to the outstanding balance of the Swingline Loan, if any, and then to the remaining amount of the Aggregate Revolving Loan.

                  6.3.2. MANDATORY PREPAYMENTS WHEN OVER-ADVANCES EXIST. If at any time the Aggregate Revolving Loan exceeds the Maximum Available Amount, whether as a result of optional Revolving Loan Advances by Lenders as contemplated by Section 3.1.2 or otherwise, Borrower shall on demand make a payment in the amount of the excess to Administrative Agent for the account of Administrative Agent on the Swingline Loan and Lenders on the Aggregate Revolving Loan. Each such prepayment will be applied by Administrative Agent and Lenders first to reduce the Swingline Loan (and consequently each Lenders' risk participation in such Swingline Loan) until it is reduced to zero, then to reduce the Base Rate Loans that are included in the Aggregate Revolving Loan (and consequently a ratable portion of each Lender's Revolving Loan) until they are reduced to zero and then to reduce the Eurodollar Loans that are included in the Aggregate

                  Revolving Loan (and consequently a ratable portion of each Lender's Revolving Loan). In the case of such a prepayment, Borrower will pay any accrued interest on the amount prepaid at the time of such prepayment, and Borrower pays any amount that is due under Section 17.4 as a consequence of the prepayment.

                  6.3.3. OTHER MANDATORY PREPAYMENTS.

                           6.3.3.1. PROCEEDS FROM SALES OF ASSETS NOT IN ORDINARY COURSE. If Borrower or any Covered Person sells any of its assets in a single transaction or related series of transactions that are not in the ordinary course of business, Borrower shall make a payment to Administrative Agent for the ratable benefit of the Lenders, to be applied to reduce the Loan Obligations, in the aggregate amount of the gross proceeds therefrom less reasonable selling expenses and the increment in federal, state and local income taxes, if any, payable as a consequence of any taxable gain from such sale. Borrower need not make such prepayment, however, (i) unless the net proceeds from such sale or sales exceed $2,000,000 in any one fiscal year, or (ii) from the net proceeds of any such sale of a capital asset to the extent such net proceeds are expended or committed in writing to be expended by Borrower within 180 days of completion of the sale for replacement of such asset by another asset of comparable type and utility. Borrower and Lenders agree that it is Borrower's normal practice to sell from time to time certain of its textile service plants, and such sales are deemed to be in the ordinary course of business; provided, however, that any such sale in excess of an aggregate of five over the term of this Agreement shall not be deemed to be in the ordinary course of business. Transactions permitted by Section 13.13 are not subject to this Section.

                           6.3.3.2. PROCEEDS FROM SALE OF SECURITIES OR
                           ISSUANCE OF INDEBTEDNESS. If after the Execution Date Borrower or any Covered Person issues any debt, equity (except equity issued in connection with a Permitted Acquisition) or debt securities, or warrants or options therefor (other than the exercise of warrants or options issued to management of Borrower pursuant to a management incentive stock option program (the Approved Options)), Borrower shall promptly after such sale make a payment to Administrative Agent for the ratable benefit of the Lenders, to be applied to reduce the Loan Obligations, in an aggregate amount equal to the gross proceeds therefrom less reasonable brokers' and underwriters' fees and commissions and other reasonable issuing expenses.

         6.4. REIMBURSEMENT OBLIGATIONS OF BORROWER. Borrower hereby unconditionally agrees to immediately pay to Letter of Credit Issuer on demand at the Letter of Credit Issuer's Applicable Lending Office all amounts required to pay all drafts drawn under Letters of Credit issued for the account of such Borrower, all fees associated with the Letters of Credit, and all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letters of Credit and in any event and without demand to remit to Letter of Credit Issuer (which may be through obtaining Advances if permitted under Section 3.1.2) sufficient funds to pay all debts and liabilities arising under any Letter of Credit issued for the account of such Borrower. Borrower hereby unconditionally agrees to immediately pay to UMB on demand at UMB's Applicable Lending Office all amounts required to pay all drafts drawn under UMB LCs, all fees associated with the UMB LCs, and all reasonable expenses incurred by UMB in connection with such UMB LCs and in any event and without demand to remit to UMB (which may be through obtaining Advances) sufficient funds to pay all debts and liabilities arising under any UMB LC.

         6.5. MANNER OF PAYMENTS AND TIMING OF APPLICATION OF PAYMENTS.

                  6.5.1. PAYMENT REQUIREMENT. Unless expressly provided to the contrary elsewhere herein, Borrower shall make each payment on the Loan Obligations to Administrative Agent for the account of Lenders as required under the Loan Documents at the Applicable Lending Office of the Administrative Agent on the date when due, without deduction, setoff or counterclaim. All such payments will be distributed by Administrative Agent to Lenders as provided in Section 16.10 for application to the Loan Obligations as provided herein.

                  6.5.2. APPLICATION OF PAYMENTS AND PROCEEDS. All payments received by Administrative Agent in immediately available funds at or before 12:00 noon (Local Time) on a Business Day will be distributed by Administrative Agent to Lenders as provided in Section 16.10 on the same Business Day. Such payments received on a day that is not a Business Day or after 12:00 noon (Local Time) on a Business Day will be distributed by Administrative Agent to Lenders as provided in
                  Section 16.10 on the next Business Day. The amount so distributed to a Lender will be applied by such Lender to the relevant Loan Obligation on the Business Day when received.

                  6.5.3. INTEREST CALCULATION. Section 6.5.2 notwithstanding, for purposes of interest calculation only, (i) a payment in cash or by wire transfer or direct debit to an account of Borrower received at or before 12:00 noon (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the Business Day when it is received, and (ii) a payment in cash or by wire transfer or direct debit to an account of Borrower received on a day that is not a Business Day or after 12:00 noon (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the next Business Day. A payment made by check, draft or other instrument will be applied for interest purposes in Administrative Agent's commercially reasonable discretion in a manner consistent with its customary collection policies.

         6.6. RETURNED INSTRUMENTS. If a payment is made by check, draft or other instrument and the check, draft or other instrument is returned unpaid, any application of the payment to the Loan Obligations will be reversed and will be treated as never having been made.

         6.7. COMPELLED RETURN OF PAYMENTS OR PROCEEDS. If Administrative Agent or any Lender is for any reason compelled to surrender any payment because such payment is for any reason invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, then this Agreement and the Loan Obligations to which such payment or proceeds was applied or intended to be applied shall be revived as if such application was never made; and Borrower shall be liable to pay to Administrative Agent or such Lender, and shall indemnify Administrative Agent or such Lender for and hold Administrative Agent or such Lender harmless from any loss with respect to, the amount of such payment or proceeds surrendered. This Section shall be effective notwithstanding any contrary action that Administrative Agent or such Lender may take in reliance upon its receipt of any such payment or proceeds. Any such contrary action so taken by Administrative Agent or such Lender shall be without prejudice to Administrative Agent's or such Lender's rights under this Agreement and shall be deemed to have been conditioned upon the application of such payment or proceeds having become final and indefeasible. The provisions of this Section shall survive termination of the Commitments, the expiration of the Letters of Credit and the indefeasible full payment and satisfaction of all of the Loan Obligations.

         6.8. DUE DATES NOT ON BUSINESS DAYS. Subject to Section 4.7(ii), if any payment required hereunder becomes due on a date that is not a Business Day, then such due date shall be deemed automatically extended to the next Business Day (including any interest accruing during any such extension period).

7.   PROCEDURE FOR OBTAINING ADVANCES AND LETTERS OF CREDIT.

         7.1. INITIAL ADVANCES. Provided that all conditions thereto hereunder are satisfied and subject to the limitations contained herein, Lenders will fund and Administrative Agent will make the initial Revolving Loan Advance on the Effective Date as directed by Borrower in a written direction delivered to Administrative Agent. The manner of disbursement shall be subject to Administrative
         Agent's approval.

         7.2. SUBSEQUENT REVOLVING LOAN ADVANCES.

                  7.2.1. BORROWER REQUESTS. Borrower may request subsequent Revolving Loan Advances at any time, but not more often than once each Business Day, by submitting a request therefor to Administrative Agent as provided in Section 7.10. Administrative Agent may treat every request for a Revolving Loan Advance that is a Base Rate Advance as a request for a Swingline Advance to the extent the requested amount does not exceed the Maximum Swingline Amount and as a request for a Revolving Loan Advance in the amount of the excess. Administrative Agent may treat every request for an Advance as a request for a Base Rate Advance if Borrower does not specify that such Advance is to be a Eurodollar Advance in Borrower's request for an Advance. Every request for a Revolving Loan Advance shall be irrevocable. A request for a Revolving Loan Advance received by Administrative Agent on a day that is not a Business Day or that is received by Administrative Agent after 12:00 noon (Local Time) (or 2:00 p.m. (Local Time) in the case of a request for a Revolving Loan Advance which will, subject to the terms of this Agreement, be treated by Administrative Agent as a request for a Swingline Advance) on a Business Day shall be treated as having been received by Administrative Agent prior to 12:00 noon (Local Time) (or 2:00 p.m. (Local Time) in the case of a request for a Revolving Loan Advance which will, subject to the terms of this Agreement, be treated by Administrative Agent as a request for a Swingline Advance) on the next Business Day.

                  7.2.2. REVOLVING LOAN ADVANCES TO REPAY THE SWINGLINE LOAN.

                           7.2.2.1. Administrative Agent may in its sole and absolute discretion on any Business Day give notice to Lenders of the amount of the Swingline Loan after application of all payments to be applied thereto as provided elsewhere herein. Such notice shall be given no later than 1:00 p.m. (Local Time) and may include a demand that the Swingline Loan be fully paid. If Administrative Agent demands that the Swingline Loan be fully paid, then prior to 3:00 p.m. (Local Time) on such date, Lenders shall remit funds to Administrative Agent sufficient to reduce the Swingline Loan to zero. The aggregate of such remittances shall be treated as a Revolving Loan Advance and the Aggregate Revolving Loan increased accordingly. Each such remittance by a Lender shall be made in accordance with its pro-rata share of the Aggregate Revolving Loan Commitment and shall be made notwithstanding that
                           (i) the amount of the aggregate of such remittances by Lenders may not be in the minimum amount for Revolving Loan

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                           Advances otherwise required hereunder, (ii) any
                           conditions to Advances in Section 8 may not be then satisfied, (iii) there is an Existing Default,
                           (iv) the aggregate amount of such remittances by Lenders would result in the Aggregate Revolving Loan exceeding the Maximum Available Amount, or
                           (v) such remittances by Lenders may be made after the Revolving Loan Maturity Date; provided, however, that in no event shall any Lender be required to make any such remittance that would result in the sum of (a) the Revolving Loan of such Lender, plus (b) such Lender's pro-rata share of the Letter of Credit Exposure exceeding such Lender's Revolving Loan Commitment.

                           7.2.2.2. If for any reason, including the commencement of a proceeding in bankruptcy with respect to Borrower, remittances by Lenders as provided above cannot be made on the date otherwise required above, then each Lender shall be deemed automatically to have purchased from Administrative Agent as of such date a pro-rata undivided interest and participation in the Swingline Loan so as to cause such Lender to share in the Swingline Loan in accordance with its pro-rata share of the Aggregate Revolving Loan Commitment. Each Lender shall remit its pro-rata share of the Swingline Loan to Administrative Agent promptly on demand. All interest payable with respect to such Lender's pro-rata share of the Swingline Loan shall be for the account of Administrative Agent to the date such remittance is made, and shall be for the account of and remitted by Administrative Agent to such Lender as a participant from such date. Further, until such remittance is made, such Lender shall pay to Administrative Agent, on demand, interest on such Lender's pro-rata share of the Swingline Loan at the Federal Funds Rate.

                  7.2.3. ADMINISTRATIVE AGENT'S RIGHT TO MAKE OTHER REVOLVING LOAN ADVANCES.

                           7.2.3.1. PAYMENT OF LOAN OBLIGATIONS. At any time if there is an Existing Default, or if there is no Existing Default if agreed to by Borrower and Administrative Agent, Administrative Agent shall have the right to make Revolving Loan Advances at any time and from time to time to cause timely payment of any of the Loan Obligations, and Administrative Agent shall have the right to make withdrawals from or debits against any accounts of any Covered Person at Administrative Agent at any time and from time to time to cause timely payment of any of the Loan Obligations. Administrative Agent may select the Advance Date for any such Revolving Loan Advance, but such Advance Date may only be a Business Day. Administrative Agent will give notice to Borrower after any such Revolving Loan Advance is made.
                           Any such Revolving Loan Advance will be a Base
                           Rate Advance.

         7.3. LETTERS OF CREDIT. Borrower may request the issuance of a Letter of Credit by submitting an issuance request to Letter of Credit Issuer and executing the reimbursement agreement required under Section
         9.1 no less than five (5) Business Days prior to the requested issue date for such Letter of Credit, although Letter of Credit
         Issuer agrees to use its commercially reasonable efforts to issue a requested Letter of Credit within three (3) Business Days of a request from Borrower.

         7.4. FUNDINGS.

                  7.4.1. REVOLVING ADVANCES. Not later than 1:00 p.m. (Local
                  Time) on each Advance Date for an Advance other than a Swingline Advance, Administrative Agent shall

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                  promptly notify each Lender of the amount of the Advance
                  to be made on that Advance Date. Each Lender shall make immediately available to Administrative Agent by 3:00 p.m. (Local Time) on the Advance Date funds consisting solely of Dollars in the amount of its pro-rata share of such Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative Agent to Lenders from time to time.

                  7.4.2. DRAWS ON LETTERS OF CREDIT. In the event that a draw is made on a Letter of Credit and Borrower does not reimburse the amount of such draw in full to Letter of Credit Issuer immediately on demand, Letter of Credit Issuer shall promptly notify Administrative Agent of such failure. Upon Administrative Agent's receipt of such notice from Letter of Credit Issuer, Administrative Agent may notify each Lender thereof and shall have the right to cause a Revolving Loan Advance to be made, regardless whether such Revolving Loan Advance would result in the Aggregate Revolving Loan exceeding the Maximum Available Amount, by notifying each Lender of the draw, the amount of the Revolving Loan Advance required to fund reimbursement of such draw, and the amount of such Lender's ratable share of such Revolving Loan Advance. The Advance Date and time for such Revolving Loan Advance shall not be later than 3:00 p.m. (Local Time) on the first Business Day following Administrative Agent's delivery of such notice to Lenders. By no later than such Advance Date and time, each Lender shall make immediately available to Administrative Agent funds consisting solely of Dollars in the amount of its pro-rata share of such Revolving Loan Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative Agent to each Lender from time to time. Each Revolving Loan Advance made by Administrative Agent pursuant to this Section 7.4.2 shall be deemed to be a Base Rate Advance.

                  In the event that a draw is made on a UMB LC and Borrower does not reimburse the amount of such draw in full to UMB immediately on demand, UMB shall promptly notify each other Lender and Administrative Agent of such failure.
                  Upon each other Lender's and Administrative Agent's receipt of such notice from UMB, Administrative Agent shall have the right to cause a Revolving Loan Advance to be made, regardless whether such Revolving Loan Advance would result in the Aggregate Revolving Loan exceeding the Maximum Available Amount, by notifying each Lender of the amount of the Revolving Loan Advance required to fund reimbursement of such draw, and the amount of such Lender's ratable share of such Revolving Loan Advance. The Advance Date and time for such Revolving Loan Advance shall not be later than 3:00 p.m. (Local Time) on the first Business Day following Administrative Agent's delivery of such notice to Lenders. By no later than such Advance Date and time, each Lender (including UMB) shall make immediately available to Administrative Agent funds consisting solely of Dollars in the amount of its pro-rata share of such Revolving Loan Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative Agent to each Lender from time to time. Each Revolving Loan Advance made by Administrative Agent pursuant to this Section 7.4.2 shall be deemed to be a Base Rate Advance.

                  7.4.3. ALL FUNDINGS RATABLE. All fundings of Advances (other than Swingline Advances) shall be made by Lenders as provided herein in accordance with their pro-rata shares of the respective Aggregate Commitments, as applicable. Except as otherwise expressly provided herein, a Lender shall not be obligated to fund Revolving Loan Advances that would result in the sum of (a) such Lender's Revolving Loan, plus (b)

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                  such Lender's pro-rata share of the Letter of Credit
                  Exposure exceeding its Revolving Loan Commitment, or make available any more than its pro-rata share of any Advance.

         7.5. ADMINISTRATIVE AGENT'S AVAILABILITY ASSUMPTION.

                  7.5.1. Unless Administrative Agent has been given written notice by a Lender prior to an Advance Date that such Lender does not intend to make immediately available to Administrative Agent such Lender's pro-rata share of the Advance which Administrative Agent will be obligated to make on the Advance Date, Administrative Agent may assume that such Lender has made the required amount available to Administrative Agent on the Advance Date and Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such corresponding amount is not in fact made immediately available to Administrative Agent by such Lender on the Advance Date, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount (or an amount demanded by Administrative Agent pursuant to Section 7.2.2.1) immediately upon Administrative Agent's demand therefor, then Administrative Agent shall promptly notify Borrower and the other Lenders and Borrower shall immediately pay such corresponding amount to Administrative Agent. Administrative Agent shall also be entitled to recover, either from such defaulting Lender (a Defaulting Lender) or Borrower, interest on such corresponding amount for each day from the date such corresponding amount was made available by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the cost to Administrative Agent of funding such amount at the Federal Funds Rate, or
                  (ii) if paid by Borrower, the applicable rate for the Advance in question determined from the request therefor. Each Lender shall be obligated only to fund its pro-rata share of an Advance subject to the terms and conditions hereof, regardless of the failure of another Lender to fund its pro-rata share thereof. In addition, the failure of any Lender to pay its pro-rata share of any such Advance shall cause such Lender to be a Defaulting Lender and such Defaulting Lender shall, until such amount is paid to Administrative Agent (with interest at the Federal Funds Rate), (a) permit Administrative Agent the unconditional and irrevocable right of setoff against any amounts (including, without limitation, payments of principal, interest, and fees, as well as indemnity payments) received by Administrative Agent hereunder for the benefit of any such Defaulting Lender, and (b) if such failure to pay shall continue for a period of two Business Days, result in any such Defaulting Lender forfeiting any right to vote on any matter that the Required Lenders or all Lenders are permitted to vote for hereunder (and the calculation of Required Lenders shall exclude such Defaulting Lender's interest in the Lenders' Exposure); provided, however, once such a failure is cured, then such Lender shall, subsequent thereto, have all rights hereunder; provided, further, however, if any Lender shall fail to make such a payment within the two
                  Business Day period specified in clause (b) above (other than by reason of events beyond the reasonable control of such Lender) four (4) or more times during the term hereof, such Lender shall permanently forfeit its right to vote hereunder (and the calculation of Required
                  Lenders shall exclude such Defaulting Lender's interest in the Lenders' Exposure). If there is a Defaulting
                  Lender, the Administrative Agent shall with reasonable promptness request that the other Lenders fund such Defaulting Lender's portion of the requested Advances, although the other Lenders shall have no obligation to do so and may refuse to do so in their sole discretion.

                  7.5.2. Unless Administrative Agent has been given written notice by Borrower prior to the date any payment to be made by it is due, that it does not intend to remit such

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                  payment, Administrative Agent may assume that the
                  Borrower has timely remitted such payment and Administrative Agent may, in reliance upon such assumption, make available a corresponding amount or pro-rata portion thereof to the Persons entitled thereto. If such payment was not in fact remitted to the Administrative Agent in immediately available funds, then, each Lender shall immediately on demand repay to Administrative Agent the corresponding amount or pro-rata portion thereof made available to such Lender, together with interest thereon in respect of each day from the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent, at the Federal Funds Rate.

         7.6. DISBURSEMENT. Provided that all conditions precedent herein to a requested Advance or, if applicable, a Swingline Advance, have been satisfied, Administrative Agent will make the amount of such requested Advance available to Borrower on the applicable Advance Date in immediately available funds in Dollars at Administrative Agent's Applicable Lending Office.

         7.7. RESTRICTIONS ON ADVANCES. No Advance will be made unless it is a whole multiple of $500,000 and not less than $1,000,000, in the case of a Eurodollar Advance, or a whole multiple of $100,000 and not less than $500,000, in the case of a Base Rate Advance. No more than one Revolving Loan Advance and no more than one Swingline Advance will be made on any one day pursuant to a request for a Revolving Loan Advance. Advances will only be made for the purposes permitted in Section 12.1. No Eurodollar Advance will be made so long as there is any Existing Default.

         7.8. RESTRICTION ON NUMBER OF EURODOLLAR LOANS. No more than five (5) Eurodollar Loans with different Interest Periods may be outstanding at any one time.

         7.9. EACH ADVANCE REQUEST AND LETTER OF CREDIT REQUEST A CERTIFICATION. Each submittal of a request for an Advance and each submittal of a request for the issuance of a Letter of Credit by a Borrowing Officer shall constitute a certification by Borrower that (i) there is no Existing Default, (ii) all conditions precedent hereunder to the making of the requested Advance or issuance of the requested Letter of Credit have been satisfied, and (iii) the Representations and Warranties are then true, with such exceptions as have been disclosed to Lenders in writing by Borrower or a Guarantor from time to time and are satisfactory to Lenders, and will be true on the Advance Date or issuance date, as applicable, as if then made with such exceptions.

         7.10. REQUIREMENTS FOR EVERY ADVANCE REQUEST. Only a request (which shall be in writing, or oral and confirmed in writing within one Business Day, in the form attached hereto as Exhibit 7.10 and mailed, personally delivered or telecopied as provided in Section 19.1) from a Borrowing Officer to Administrative Agent that specifies the amount of the Advance to be made, the Advance Date for the requested Advance, the portion of the Advance which is requested to be a Eurodollar Advance and the portion of the Advance which is requested to be a Base Rate Advance, and the Interest Period to be applicable to the Eurodollar Loan that will result from a requested Eurodollar Advance, shall be treated as a request for an Advance. No Advance Date for any requested Advance may be other than a Business Day. A request for a Eurodollar Advance must be given prior to 12:00 noon, Local Time, at least three
         (3) Business Days prior to the Advance Date for such Eurodollar Advance. A request for a Base Rate Advance must be given prior to 12:00 noon, Local Time, on the Advance Date for such Base Rate Advance.

         7.11. REQUIREMENTS FOR EVERY LETTER OF CREDIT REQUEST. Only a written request (which may be mailed, personally delivered or telecopied as provided in Section 19.1) from a Borrowing Officer to Administrative Agent or an electronic initiation over an online service provided by

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         Letter of Credit Issuer that specifies the amount, requested expiry date (which shall be a Business Day and in no event later than twenty-five (25) days before the Revolving Loan Maturity Date) and beneficiary of the requested Letter of Credit and other information necessary for its issuance shall be treated as a request for issuance of a Letter of Credit.

         7.12. EXONERATION OF ADMINISTRATIVE AGENT AND LENDERS. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for treating a request that meets the express requirements of
         Section 7.10 or Section 7.11 as a request for an Advance or issuance of a Letter of Credit, as applicable, if Administrative Agent believes in good faith that the Person making the request is a Borrowing Officer or if, in the case of a request for a Letter of Credit, it is electronically initiated. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for failing to treat any such request as a request for an Advance or issuance of a Letter of Credit, as applicable, if Administrative Agent believes in good faith that the Person making the request is not a Borrowing Officer.

8.   CONDITIONS OF LENDING.

         8.1. CONDITIONS TO INITIAL ADVANCE. Lenders will have no obligation to fund the initial Revolving Loan Advance or any subsequent Revolving Loan Advance unless:

                  8.1.1. LISTED DOCUMENTS AND OTHER ITEMS. Administrative Agent shall have received on or before the Effective Date all of the documents and other items listed or described in
                  Exhibit 8.1.1 hereto as being conditions to the initial Revolving Loan Advances as being delivered or executed on or before the Execution Date, with each being satisfactory to Lenders and (as applicable) duly executed and (also as applicable) sealed, attested, acknowledged, certified, or authenticated.

                  8.1.2. FINANCIAL CONDITION; PROJECTIONS. Lenders shall (A) have received (i) audited consolidated financial statements for the Borrower for the fiscal years ended in 2000, 2001 and 2002, and (ii) unaudited interim consolidated financial statements for the Borrower for each quarterly period ended after the latest fiscal year referred to in clause (i) above, and such financial statements shall not, in the judgment of the Lenders, disclose any material adverse change in the consolidated financial position of the Borrower from what was reflected in the financial statements previously furnished to the Lenders, and (B) have determined to their satisfaction that the proforma balance sheet previously provided to Administrative Agent (which such balance sheet is proforma after giving effect to the Healthcare Divestiture and the Non-Healthcare Divestiture, the repayment of the Existing Indebtedness (including any applicable prepayment penalties) and the funding of the initial Revolving Loan Advances, and the payment of all fees and expenses hereunder), and proforma financial statements (which such proforma financial statements are after giving effect to the Healthcare Divestiture and the Non-Healthcare Divestiture, the repayment of the Existing Indebtedness (including any applicable prepayment penalties) and the funding of the initial Revolving Loan Advances, and the payment of all fees and expenses hereunder) for the remainder of fiscal year 2003 and each of fiscal years 2004 and 2005, as furnished to Administrative Agent and Lenders, and other information furnished to Administrative Agent and Lenders by Borrower (i) for the periods ended on or before the Effective Date, fairly and accurately reflect the business and financial condition of Borrower, its cash flows and the results of its operations for such periods, and (ii) for the periods that will end after the Effective Date, fairly and accurately forecast the business and financial condition of Borrower, its cash flows, and the results of its operations for such periods.

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                  8.1.3. NO DEFAULT. There shall be no Existing Default and no
                  Default or Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

                  8.1.4. REPRESENTATIONS AND WARRANTIES. The Representations and Warranties shall be true and correct.

                  8.1.5. NO MATERIAL ADVERSE CHANGE. Since the date of the Initial Financial Statements delivered to Administrative Agent, there shall not have been any change which has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

                  8.1.6. PENDING MATERIAL PROCEEDINGS. There shall be no pending Material Proceedings.

                  8.1.7. PAYMENT OF FEES AND EXPENSES. Borrower shall have paid and reimbursed to Lenders all fees, costs and expenses that are payable or reimbursable to Lenders hereunder on or before the Effective Date.

                  8.1.8. INSURANCE. Administrative Agent shall be satisfied with the insurance maintained by Borrower (including the insurance carrier, the types of insurance maintained, and the levels of insurance maintained).

                  8.1.9. EXISTING INDEBTEDNESS. Administrative Agent shall have received satisfactory evidence that either prior to the Effective Date or simultaneously with the funding of the initial Revolving Loan Advance, that, except for the Existing Reimbursement Obligations, all of the Existing Indebtedness shall be fully repaid and all commitments of the lenders thereunder and obligations of Borrower and each Covered Person thereunder shall be terminated.

                  8.1.10. NON-HEALTHCARE DIVESTITURE AND HEALTHCARE DIVESTITURE. The Non-Healthcare Divestiture and the Healthcare Divestiture shall have each closed and the Borrower shall have received no less than $35,000,000 in cash in net sale proceeds in the aggregate from both such closings.

                  8.1.11. CLOSING CERTIFICATE. A closing certificate (on the Effective Date and on the date of the initial Revolving Advance) certifying as to the completion of the conditions to closing, including without limitation, the matters in Sections 8.1.3 and 8.1.4.

                  8.1.12. OTHER ITEMS. Administrative Agent shall have received such other consents, approvals, opinions, certificates, documents or information as it reasonably deems necessary. The Lenders shall be satisfied with the capitalization and corporate structure of Borrower and its Subsidiaries.

         8.2. CONDITIONS TO SUBSEQUENT ADVANCES. Lenders will have no obligation to fund any Advance after the initial Revolving Loan Advance unless:

                  8.2.1. GENERAL CONDITIONS. All of the conditions to the initial Advances in Section 8.1 (except the condition in Section 8.1.4 and Section 8.1.8) shall have been and shall remain satisfied.

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                  8.2.2. REPRESENTATIONS AND WARRANTIES. The Representations
                  and Warranties are then true, with such exceptions as have been disclosed to Lenders in writing by Borrower or any Guarantor from time to time and are satisfactory to Lenders, and will be true as of the time of such Advance, as if then made with such exceptions.

                  8.2.3. NO PROHIBITIONS. No order, judgment or decree of any Governmental Authority shall exist which purports by its terms to enjoin or restrain Administrative Agent or any Lender from making the requested Advance, and no Law or request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Administrative Agent or any Lender shall exist which prohibits, or requests that Administrative Agent or any Lender refrain from, the making of loans generally or Administrative Agent or any Lender in particular, or imposes upon Administrative Agent or any Lender with respect to such Advance any restriction or reserve or capital requirement (for which Administrative Agent or any Lender is not otherwise compensable by Borrower hereunder).

                  8.2.4. NO DEFAULT. There shall be no Existing Default and no Default or Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

9. CONDITIONS TO ISSUANCE OF LETTERS OF CREDIT. As conditions precedent to the issuance of any Letter of Credit:

         9.1. LETTER OF CREDIT APPLICATION/REIMBURSEMENT AGREEMENT. Borrower shall have executed and delivered to Letter of Credit Issuer a letter of credit application(s) and reimbursement agreement(s) each in form and substance satisfactory to Letter of Credit Issuer under which Borrower further evidences its obligation to reimburse to Letter of Credit Issuer on demand the amount of each draw on such Letter of Credit as provided in Section 6.4, together with interest from the date of the draw at the rate provided in Section 4.1 and (without duplication) all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letter of Credit. In the event of a direct and irreconcilable conflict between the terms of this Agreement and the terms of the documents executed by Borrower in connection with the issuance of any Letter of Credit (including any UMB LC) including, without limitation, any letter of credit application, master letter of credit agreement or reimbursement agreement, the terms of this Agreement will control.

         9.2. NO PROHIBITIONS. No order, judgment or decree of any Governmental Authority shall exist which purports by its terms to enjoin or restrain Letter of Credit Issuer or any other Lender from issuing such Letter of Credit, and no Law or request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Letter of Credit Issuer or any other Lender shall exist which prohibits, or requests that Letter of Credit Issuer or any other Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular, or imposes upon Letter of Credit Issuer or any other Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which Letter of Credit Issuer or any other Lender is not otherwise compensable by Borrower hereunder).

         9.3. REPRESENTATIONS AND WARRANTIES. The Representations and Warranties are then true, with such exceptions as have been disclosed to Lenders in writing by Borrower or such Guarantor from time to time and are satisfactory to Lenders, and will be true as of the time of the issuance of such Letter of Credit, as if then made with no exceptions.

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         9.4. NO DEFAULT. There shall be no Existing Default and no Default or
         Event of Default is reasonably likely to occur as a result of such Letter of Credit being issued or a draw thereon being made or paid.

         9.5. OTHER CONDITIONS. All of the conditions to the initial Advances in Section 8.1 (except the condition in Section 8.1.4 and Section 8.1.8) shall have been and shall remain satisfied.

10. REPRESENTATIONS AND WARRANTIES. Except as otherwise described in the Disclosure Schedule attached hereto as Exhibit 10, Borrower represents and warrants to Administrative Agent, Lenders, and Letter of Credit Issuer, on its behalf and on behalf of each Covered Person, as follows:

         10.1. ORGANIZATION AND EXISTENCE. Each Covered Person is duly organized and existing in good standing under the Laws of the state of its organization, is duly qualified to do business and is in good standing in every state where the nature or extent of its business or properties require it to be qualified to do business, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect on any Covered Person. Each Covered Person has the power and authority to own its properties and carry on its business as now being conducted. With respect to each Covered Person, the following information is fully, accurately and completely set forth on section
         10.1 of the Disclosure Schedule: (i) the full and exact legal name of each Covered Person, (ii) state of organization/formation of such Covered Person, (iii) the tax identification number (FEIN or social security number, as appropriate) of each Covered Person, and (iv) the charter number (if available) of each Covered Person.

         10.2. AUTHORIZATION. Each Covered Person is duly authorized to execute and perform every Loan Document to which such Covered Person is a party, and Borrower is duly authorized to borrow hereunder, and this Agreement and the other Loan Documents have been duly authorized by all requisite corporate or membership action (in the case of limited liability companies) of each Covered Person. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other
         Person, is required in connection with Borrower's execution, delivery or performance of this Agreement and the other Loan Documents, except for those already duly obtained.

         10.3. DUE EXECUTION. Every Loan Document to which a Covered Person is a party has been executed on behalf of such Covered Person by a Person duly authorized to do so.

         10.4. ENFORCEABILITY OF OBLIGATIONS. Each of the Loan Documents to which a Covered Person is a party constitutes the legal, valid and binding obligation of such Covered Person, enforceable against such Covered Person in accordance with its terms, except to the extent that the enforceability thereof against such Covered Person may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally or by equitable principles of general application.

         10.5. BURDENSOME OBLIGATIONS. No Covered Person is a party to or bound by any Contract, including, without limitation, any Contract that would prohibit the granting of a Security Interest on its assets or require that if a Security Interest is granted that it be pari passu with any other Person's Security Interest in such assets, or is subject to any provision in the Charter Documents of such Covered Person which would, if performed by such Covered Person, result in a Default or Event of Default either immediately or upon the elapsing of time.

         10.6. LEGAL RESTRAINTS. The execution and performance of any Loan Document by a Covered Person will not violate or constitute a default under the Charter Documents of such Covered

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         Person, any Material Agreement of such Covered Person, or any
         Material Law, and will not, except as expressly contemplated or permitted in this Agreement, result in any Security Interest being imposed on any of such Covered Person's property.

         10.7. LABOR CONTRACTS AND DISPUTES. There is no pending or, to Borrower's knowledge, threatened, strike, work stoppage, unfair labor practice claim or other labor dispute against or affecting any Covered Person or its employees which has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

         10.8. NO MATERIAL PROCEEDINGS. There are no Material Proceedings pending or, to the best knowledge of Borrower, threatened, against any Covered Person.

         10.9. MATERIAL LICENSES. All Material Licenses have been obtained or exist for each Covered Person.

         10.10. COMPLIANCE WITH MATERIAL LAWS. The operations and employee compensation practices of every Covered Person comply in all material respects with, and are not subject to any judicial or administrative complaint, investigation, order or proceeding alleging the violation of, any and all applicable Environmental Laws which are Material Laws and Employment Laws which are Material Laws.

         10.11. PRIOR TRANSACTIONS. From and after the Effective Date, except for Permitted Acquisitions, no Covered Person has been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

         10.12. SOLVENCY. Borrower is Solvent prior to and after giving effect to, the transactions contemplated by the initial Revolving Loan Advance on the Effective Date. Borrower is Solvent at the time of each request for an Advance and immediately after the funding of each such Advance.

         10.13. PROJECTIONS; PRO FORMA BALANCE SHEET. The projections of Borrower's year end financial condition, results of operations, and cash flow for the periods through the end of the 2005 fiscal year, a copy of which have been delivered to Administrative Agent and each Lender, represent Borrower's good faith best estimate of Borrower's future financial performance for the periods set forth therein (after giving effect to the Non-Healthcare Divestiture, the Healthcare Divestiture, the repayment of the Existing Indebtedness (including prepayment penalties) and the funding of the initial Advance hereunder). Such projections have been prepared consistent with GAAP on the basis of the assumptions set forth therein, which Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions. The pro forma balance sheet of Borrower as of the Effective Date, a copy of which has been provided by Borrower to Administrative Agent and each Lender, has been prepared consistent with GAAP (except the non year-end Financial Statements do not contain footnotes and remain subject to normal year-end adjustments) and presents fairly and accurately Borrower's financial condition as of the Effective Date as if the transactions contemplated by the initial advance had occurred on the Effective Date.

         10.14. FINANCIAL STATEMENTS. The Financial Statements are complete and correct in all material respects, have been prepared in accordance with GAAP (except the non year-end Financial Statements do not contain footnotes and remain subject to normal year end adjustments), and fairly reflect the financial condition, results of operations and cash flows of the Persons covered

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         thereby as of the dates and for the periods stated therein, subject in the case of interim Financial Statements to normal year-end adjustments made in accordance with GAAP.

         10.15. NO CHANGE IN CONDITION. Since the date of the Financial Statements delivered to Administrative Agent and Lenders as required herein, there has been no change which has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

         10.16. NO DEFAULTS. No Covered Person has breached or violated or has defaulted under any Material Agreement, or has defaulted with respect to any Material Obligation of such Covered Person. No Default has occurred which is continuing and no Event of Default has occurred.

         10.17. INVESTMENTS. No Covered Person has any Investments in other Persons except existing Permitted Investments.

         10.18. INDEBTEDNESS. No Covered Person has any Indebtedness except existing Permitted Indebtedness.

         10.19. INDIRECT OBLIGATIONS. No Covered Person has any Indirect Obligations except existing Permitted Indirect Obligations.

         10.20. TAX LIABILITIES; GOVERNMENTAL CHARGES. Each Covered Person has filed or caused to be filed all tax reports and returns required to be filed by it with any Governmental Authority, except where extensions have been properly obtained. Each Covered Person has paid or made adequate provision for payment of all Taxes of such Covered Person, except Taxes which are being diligently contested in good faith by appropriate proceedings and as to which such Covered Person has established adequate reserves in conformity with GAAP. No Security Interest for any such Taxes has been filed and no claims are being asserted with respect to any such Taxes which, if adversely determined, has or is reasonably likely to have a Material Adverse Effect on such Covered Person. There are no material unresolved issues concerning any liability of a Covered Person for any Taxes which, if adversely determined, will have or is reasonably likely to have a Material Adverse Effect on such Covered Person.

         10.21. PENSION BENEFIT PLANS. All Pension Benefit Plans maintained by each Covered Person or an ERISA Affiliate of such Covered Person qualify under Section 401 of the Code and are in compliance with the provisions of ERISA to the extent ERISA is applicable and all other Material Laws. Except with respect to events or occurrences which do not have and are not reasonably likely to have a Material Adverse Effect on any Covered Person, and to the extent ERISA is applicable to any such Pension Benefit Plans:

                  10.21.1. PROHIBITED TRANSACTIONS. None of such Pension Benefit Plans has participated in, engaged in or been a party to any non-exempt PROHIBITED TRANSACTION as defined in ERISA or the Code, and no officer, director or employee of such Covered Person or of an ERISA Affiliate of such Covered
                  Person has committed a breach of any of the responsibilities or obligations imposed upon fiduciaries by Title I of ERISA.

                  10.21.2. CLAIMS. There are no claims, pending or threatened, involving any such Pension Benefit Plan by a current or former employee (or beneficiary thereof) of such Covered Person or ERISA Affiliate of such Covered Person, nor is there any reasonable basis to anticipate any claims involving any such Pension Benefit Plan which would likely be successfully maintained against such Covered Person or such ERISA Affiliate.

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                  10.21.3. REPORTING AND DISCLOSURE REQUIREMENTS. There are no
                  violations of any reporting or disclosure requirements with respect to any such Pension Benefit Plan and none of such Pension Benefit Plans has violated any applicable
                  Law, including ERISA and the Code.

                  10.21.4. ACCUMULATED FUNDING DEFICIENCY. No such Pension Benefit Plan has (i) incurred an accumulated funding deficiency (within the meaning of Section 412(a) of the Code), whether or not waived; (ii) been a Pension Benefit Plan with respect to which a Reportable Event (to the extent that the reporting of such events to the PBGC within thirty days of the occurrence has not been waived) has occurred and is continuing; or (iii) been a Pension Benefit Plan with respect to which there exist conditions or events which have occurred that present a significant risk of termination of such Pension Benefit Plan by the PBGC.

                  10.21.5. MULTI-EMPLOYER PLAN. No Covered Person or ERISA Affiliate of such Covered Person has received notice that any such Multi-employer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no such Multi-employer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

         10.22. WELFARE BENEFIT PLANS. No Covered Person or ERISA Affiliate of any Covered Person maintains a Welfare Benefit Plan that has a liability which, if enforced or collected, has or is reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person and each ERISA Affiliate of any Covered Person has complied in all material respects with the applicable requirements of Section 4980B of the Code pertaining to continuation coverage as mandated by COBRA.

         10.23. RETIREE BENEFITS. No Covered Person or ERISA Affiliate of such Covered Person has an obligation to provide any Person with any medical, life insurance, or similar benefit following such Person's retirement or termination of employment (or to such Person's beneficiary subsequent to such Person's death) which has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

         10.24. STATE OF PROPERTY. Each Covered Person has good and marketable or merchantable title to all real, personal property and intangible property purported to be owned by it or reflected in the Initial Financial Statements, except for personal property sold in the ordinary course of business after the date of the Initial Financial Statements, and all such real and personal property is in good working order and condition, except for normal wear and tear. Borrower owns all intellectual property (including, without limitation, patents, trademarks, and copyrights) reasonably necessary for the operation of its business.

         10.25. NEGATIVE PLEDGES. No Covered Person is a party to or bound by any Contract which prohibits the creation or existence of any Security Interest upon or assignment or conveyance of any of its assets.

         10.26. AFFILIATES; SUBSIDIARIES. Borrower has no Subsidiaries, except for those Subsidiaries listed in section 10.26 of the Disclosure Schedule, which may be updated by Borrower from time to time without the consent of Required Lenders so long as any such new Subsidiaries executes a joinder agreement to the Guaranty if required by the Administrative Agent in its reasonable discretion.

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         10.27. MARGIN STOCK. No Covered Person is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of PURCHASING or CARRYING MARGIN STOCK (within the meaning of Regulation U), and no part of the proceeds of any Advance will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation U. None of the transactions contemplated by this Agreement, any of the other Loan Documents, or any of the Acquisition Documents will violate Regulations T, U or X of the FRB.

         10.28. SECURITIES MATTERS. No proceeds of any Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

         10.29. INVESTMENT COMPANY ACT, ETC. No Covered Person is an INVESTMENT COMPANY registered or required to be registered under the Investment Company Act of 1940, or a company CONTROLLED (within the meaning of such Investment Company Act) by such an INVESTMENT
         COMPANY or an AFFILIATED PERSON of, or PROMOTER or PRINCIPAL UNDERWRITER for, an INVESTMENT COMPANY, as such terms are defined in the Investment Company Act of 1940. No Covered Person is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other Law limiting or regulating its ability to incur Indebtedness for money borrowed.

         10.30. NO MATERIAL MISSTATEMENTS OR OMISSIONS. Neither the Loan Documents, any of the Financial Statements nor any statement, list, certificate or other information furnished or to be furnished by Borrower or any other Covered Person to Administrative Agent or Lenders in connection with the Loan Documents or any of the transactions contemplated thereby contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein not misleading. Borrower has disclosed to Administrative Agent and Lenders everything regarding the business, operations, property, financial condition, or business prospects or itself and every Covered Person that has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

         10.31. FILINGS. All registration statements, reports, proxy statements and other documents, if any, required to be filed by any Covered Person with the Securities and Exchange Commission pursuant to the Securities Act of 1933, and the Securities Exchange Act of 1934, have been filed, and such filings are complete and accurate in all material respects and contain no untrue statements of material fact or omit to state any material facts required to be stated therein or necessary in order to make the statements therein not misleading.

11. MODIFICATION AND SURVIVAL OF REPRESENTATIONS. Except as specifically noted herein, Borrower may at any time after the initial Advances are made propose to Lenders in writing to modify the representations and warranties in Section 10, the representations and warranties in any other Loan Document and any other representation or warranty made in any certificate, report, opinion or other document delivered by Borrower pursuant to the Loan Documents. If the proposed modifications are satisfactory to Required Lenders as evidenced by their written assent thereto, then such representations and warranties shall be deemed and treated as so modified, but only as of the date of Borrower's written modification proposal. If such proposed modifications are not satisfactory to Required Lenders, then such proposed modifications shall not be deemed or treated as modifying such representations and warranties. All such representations and warranties, as made or deemed made as of a particular time, shall survive execution of each of the Loan Documents and the making of every Advance, and may be relied upon by Administrative Agent and Lenders as being true and correct as of the date when made or deemed made

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until all of the Loan Obligations are fully and indefeasibly paid, no
Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero.

12. AFFIRMATIVE COVENANTS. Borrower covenants and agrees that, while any of the Commitments remains in effect and until all of the Loan Obligations are fully and indefeasibly paid, no Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero, Borrower shall do, or cause to be done by each of the other Covered Persons, as applicable, the following:

         12.1. USE OF PROCEEDS. The proceeds of Revolving Loan Advances and Swingline Advances shall be used solely to (i) to pay and retire the Existing Indebtedness, (ii) provide for the working capital requirements, payment of dividends permitted hereunder and general corporate purposes of the Company, and (iii) to finance Permitted Acquisitions.

         12.2. CORPORATE EXISTENCE. Each Covered Person shall maintain its existence in good standing and shall maintain in good standing its right to transact business in those states in which it is now or hereafter doing business, except where the failure to so qualify will not have and will not be reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person shall obtain and maintain all Material Licenses for such Covered Person.

         12.3. MAINTENANCE OF PROPERTY AND LEASES. Each Covered Person shall maintain in good condition and working order, and repair and replace as required, all buildings, equipment, machinery, fixtures and other real and personal property owned or leased by it whose useful economic life has not elapsed and which is reasonably necessary for the ordinary conduct of the business of such Covered Person. All of each Covered Person's inventory shall be produced in accordance with the Federal Fair Labor Standards Act of 1938 and all rules, regulations, and orders thereunder.

         12.4. INSURANCE. Each Covered Person shall at all times keep insured or cause to be kept insured, in insurance companies having a rating of at least "A-" by Best's Rating Service, all property owned by it of a character usually insured by others carrying on businesses similar to that of such Covered Person in such manner and to such extent and covering such risks as such properties are usually insured subject to deductibles and self-insured retention levels consistent with past practices. Each Covered Person also shall carry business interruption insurance in such amounts, in such manner and to such extent and covering such risks as such businesses are usually insured subject to deductibles and self-insured retention levels consistent with past practices. Each Covered Person shall at all times carry insurance, in insurance companies having a rating of at least "A-" by Best's Rating Service, against liability on account of damage to persons or property (including product liability insurance and insurance required under all Laws pertaining to workers' compensation) and covering all other liabilities common to such Covered Person's business, in such manner and to such extent as such coverage is usually carried by others conducting businesses similar to that of such Covered Person subject to deductibles and self-insured retention levels consistent with past practices. All liability policies of liability insurance maintained hereunder shall name Administrative Agent as an additional insured for the benefit of Lenders, and such policies of insurance maintained hereunder shall contain a clause providing that such policies may not be canceled, without 30 days prior written notice to Administrative Agent. Borrower shall upon request of Administrative Agent at any time furnish to Administrative Agent updated evidence of insurance (in the form required as a condition to Administrative Agent's lending hereunder) for such insurance. Notwithstanding the foregoing, if the Best's Rating Service rating of any insurance carrier(s) of the Borrower or any other Covered Person falls below "A-," then such event shall not be an Event of Default if, within 270 days of

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         such downgrading, Borrower shall put in place insurance meeting the requirements of this Section with replacement insurance carrier(s) with a Best's Rating Service rating of at least "A-."

         12.5. PAYMENT OF TAXES AND OTHER OBLIGATIONS. Each Covered Person shall promptly pay and discharge or cause to be paid and discharged, as and when due, any and all income taxes, federal or otherwise, lawfully assessed and imposed upon it, and any and all lawful taxes, rates, levies, and assessments whatsoever upon its properties and every part thereof, or upon the income or profits therefrom and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies, storage or other items or services which if unpaid might be or become a Security Interest or charge upon any of its property; provided, however, that a Covered Person may diligently contest in good faith by appropriate proceedings the validity of any such taxes, rates, levies, or assessments, provided such Covered Person has established adequate reserves therefor in conformity with GAAP on the books of such Covered Person, and no Security Interest, other than a Permitted Security Interest, results from such non-payment.

         12.6. COMPLIANCE WITH LAWS. Each Covered Person shall comply with all Material Laws.

         12.7. TERMINATION OF PENSION BENEFIT PLAN. No Covered Person or ERISA Affiliate of such Covered Person shall terminate or amend any Pension Benefit Plan maintained by such Covered Person or such ERISA Affiliate if such termination or amendment would result in any liability to such Covered Person or such ERISA Affiliate under ERISA or any increase in current liability for the plan year for which such Covered Person or such ERISA Affiliate is required to provide security to such Pension Benefit Plan under the Code, which such liability could reasonably be expected to have a Material Adverse Effect on such Covered Person.

         12.8. NOTICE TO ADMINISTRATIVE AGENT OF MATERIAL EVENTS. Borrower shall, promptly upon any Responsible Officer of Borrower obtaining knowledge or notice thereof, give notice to Administrative Agent of (i) any breach of any of the covenants in Section 12, 13, or 14; (ii) any Default or Event of Default; (iii) the commencement of any Material Proceeding; and (iv) any loss of or damage to any assets of a Covered Person or the commencement of any proceeding for the condemnation or other taking of any of the assets of a Covered Person, if insurance and/or condemnation proceeds in excess of $1,000,000 are likely to be payable as a consequence of such loss, damage or proceeding, or if such loss, damage or proceeding has or is reasonably likely to have a Material Adverse Effect on such Covered Person. In addition,

                  12.8.1. Borrower shall furnish to Administrative Agent from time to time all information which Administrative Agent reasonably requests with respect to the status of any Material Proceeding.

                  12.8.2. Borrower shall furnish to Administrative Agent from time to time all information which Administrative Agent requests with respect to any Pension Benefit Plan established by a Covered Person or an ERISA Affiliate of any Covered Person.

                  12.8.3. Borrower shall promptly deliver to Administrative Agent notice of any default or event of default, or the occurrence of any event which would with the passage of time, giving of notice or otherwise, constitute a default or event of default with respect to any of the Permitted Indebtedness which is in an amount which exceeds $500,000.

                  12.8.4. Borrower shall promptly deliver notice to Administrative Agent of the assertion by the holder of any capital stock, membership interest, or any other equity interest in a

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                  Covered Person or any Indebtedness of a Covered Person
                  in the outstanding principal amount in excess of $500,000 that a default exists with respect thereto or that such Covered Person is not in compliance with the terms thereof, or of the threat or commencement by such holder of any enforcement action because of such asserted default or noncompliance (including any general shareholder suits).

                  12.8.5. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of any pending or threatened strike, work stoppage, unfair labor practice claim or other labor dispute affecting a Covered Person which has or is reasonably likely to have a Material
                  Adverse Effect on any Covered Person.

                  12.8.6. Borrower shall promptly deliver notice to Administrative Agent of any change in the name, state of organization, or form of organization of any Covered Person.

                  12.8.7. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of any event that has or is reasonably likely to have a Material Adverse
                  Effect on any Covered Person.

                  12.8.8. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of an actual or alleged violation of any Material Law applicable to a Covered Person or the property of a Covered Person.

                  12.8.9. Borrower shall notify Administrative Agent promptly in writing of any fact or condition of which Borrower is aware which materially and adversely affects the value of its assets taken as a whole.

         12.9. BORROWING OFFICER. Borrower shall keep on file with Administrative Agent at all times an appropriate instrument naming each Borrowing Officer.

         12.10. ACCOUNTING SYSTEM; TRACING OF PROCEEDS. Each Covered Person shall maintain a system of accounting established and administered in accordance with GAAP. Each Covered Person shall maintain detailed and accurate records of all transfers of any proceeds of the Loans from Borrower to such Covered Person. Borrower shall maintain detailed and accurate records of proceeds of the Loans and transfers of proceeds of the Loans (i) received by it from the Lenders, (ii) transferred from it to any other Covered Person, and (iii) received by it from another Covered Person. Borrower agrees that (a) the business operations of Borrower and each Covered Person are interrelated and complement one another, and such entities have a common business purpose and common management, and (b) the proceeds of Advances hereunder will benefit Borrower and each Covered Person, severally and jointly, regardless of which Borrower requests or receives part or all of any Advance.

         12.11. FINANCIAL STATEMENTS. Borrower shall deliver to Administrative Agent for each Lender:

                  12.11.1. ANNUAL FINANCIAL STATEMENTS. Within 95 days after the close of each fiscal year of Borrower, year-end consolidated financial statements of Borrower and its Subsidiaries, containing a balance sheet, income statement, statement of cash flows and an audit report without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to Administrative Agent, and accompanied by (i) a Compliance Certificate of the Chief Financial Officer or Treasurer of Borrower, (ii) the management letter and report on internal controls delivered by such independent certified public accounting firm in connection with their audit, if any, and (iii) if requested by

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                  Administrative Agent, any summary prepared by such independent certified public accounting firm of the adjustments proposed by the members of its audit team.

                  12.11.2. QUARTERLY FINANCIAL STATEMENTS. Within 50 days after the end of each fiscal quarter, unaudited consolidated financial statements of Borrower for each of the fiscal quarters not covered by the latest year-end financial statements, in each case containing a balance sheet, income statement, and statement of cash flows; and in connection with the delivery of such Financial Statements at the end of each fiscal quarter, a Compliance
                  Certificate of the Chief Financial Officer or Treasurer of Borrower.

                  Each Compliance Certificate shall be in the form of
                  Exhibit 12.11, shall contain detailed calculations of the financial measurements referred to in Section 14 for the relevant periods, and shall contain statements by the signing officer to the effect that, except as explained in reasonable detail in such Compliance Certificate, (i) the attached Financial Statements are complete and correct in all material respects (subject, in the case of Financial Statements other than annual, to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the periods covered thereby and with prior periods (except as disclosed therein) (ii) all of the Representations and Warranties are true and correct as of the date such certification is given as if made on such date, and (iii) there is no Existing Default. If any Compliance Certificate delivered to Administrative Agent discloses that a representation or warranty is not true and correct, or that there is an Existing Default that has not been waived in writing by Required Lenders, such Compliance Certificate shall state what action Borrower has taken or proposes to take with respect thereto.

                  12.11.3. STATEMENT OF EXISTING REIMBURSEMENT OBLIGATIONS. Within 50 days after the end of each fiscal quarter, an updated Exhibit 12.11.3 detailing the information required thereon with respect to the Existing Reimbursement Obligations.

         12.12. OTHER FINANCIAL INFORMATION. Borrower shall also deliver the following to Administrative Agent:

                  12.12.1. STOCKHOLDER REPORTS. Upon the reasonable request of Administrative Agent, copies of any proxy statements, financial statements and reports which Borrower makes available to its stockholders, members or partners.

                  12.12.2. PENSION BENEFIT PLAN REPORTS. Promptly upon the reasonable request of Administrative Agent at any time or from time to time, a copy of each annual report or other filing or notice filed with respect to each Pension Benefit Plan of a Covered Person or an ERISA Affiliate of a Covered Person.

                  12.12.3. TAX RETURNS. Promptly upon the reasonable request of Administrative Agent at any time or from time to time, a copy of each federal, state, or local tax return or report filed by Borrower.

         12.13. ANNUAL PROJECTIONS. Within 60 days after the first day of each fiscal year of Borrower, projected balance sheets, statements of income and expense, and statements of cash flows for Borrower and every other Covered Person as of the end of and for each fiscal quarter of such fiscal year and on an annual basis for the next two succeeding fiscal years, in such detail as Administrative Agent may reasonably require.

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

         12.14. OTHER INFORMATION. Promptly upon the reasonable request of Administrative Agent, Borrower shall promptly deliver to Administrative Agent such other information about the business, operations, revenues, financial condition, property, or business prospects of Borrower and every other Covered Person as Administrative Agent may, from time to time, reasonably request.

         12.15. ACCESS TO OFFICERS AND AUDITORS. Each Covered Person shall, within five Business Days of a request from a Lender or Administrative Agent, permit any Lender and Administrative Agent and each of their representatives and agents to discuss the business, operations, revenues, financial condition, property, or business prospects of such Covered Person with its officers, employees, accountants and independent auditors as often as Administrative Agent may request in its reasonable discretion, and such Covered Person shall direct such officers, employees, accountants and independent auditors to cooperate with Administrative Agent, Lenders, and their representatives and agents, and make full disclosure to Administrative Agent, Lenders, and their representatives and agents, of those matters that they may deem relevant to the continuing ability of Borrower timely to pay and perform the Loan Obligations.

         12.16. ACQUISITION DOCUMENTS. Borrower shall fully perform all of its material obligations under all Acquisition Documents, and shall enforce all of its rights and remedies thereunder as it deems appropriate in its reasonable business judgment; provided, however, that Borrower shall not take any action or fail to take any action which would result in a waiver or other loss of any material right or remedy of Borrower thereunder.

         12.17. FURTHER ASSURANCES. Borrower shall execute and deliver, or cause to be executed and delivered, to Administrative Agent such documents and agreements, and shall take or cause to be taken such actions, as Administrative Agent may from time to time reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

         12.18. COVERED PERSONS. Borrower shall cause each other Covered Person to comply with each of the terms and provisions of this Agreement and the other Loan Documents, and Borrower acknowledges and agrees that failure of Borrower or any Covered Persons to comply with the terms of this Agreement and the other Loan Documents, shall be a Default hereunder and thereunder.

         12.19. GUARANTEES. Upon the request of the Administrative Agent or the Required Lenders, Borrower shall cause any Subsidiaries of Borrower to execute a Guaranty of all of the Loan Obligations in form and substance reasonably satisfactory to Administrative Agent and to provide such authorizing resolutions, certificates of incumbency and other corporate documents as may be reasonably requested by Administrative Agent in connection therewith.

13. NEGATIVE COVENANTS. Borrower covenants and agrees that, while any of the Commitments remain in effect and until all of the Loan Obligations are fully and indefeasibly paid, no Letters of Credit are outstanding and the Letter of Credit Exposure is zero, Borrower shall not, directly or indirectly, do any of the following, or permit any Covered Person to do any of the following:

         13.1. INVESTMENTS. Make any Investments in any other Person except the following:

                  13.1.1. Investments in (i) interest-bearing United States government obligations; (ii) certificates of deposit issued by any Lender; (iii) prime commercial paper rated A1 or better by Standard and Poor's Corporation or Prime P1 or better by Moody's Investor Service, Inc.; (iv) agreements involving the sale to a Covered Person of United States

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

                  government securities and their guarantied repurchase the next Business Day by a commercial bank chartered under the Laws of the United States or any state thereof which has capital and surplus of not less than $500,000,000, or (v) certificates of deposit issued by and time deposits which do not extend more than 364 days or money market accounts, with any commercial bank chartered under the Laws of the United States or any state thereof which has capital and surplus of not less than $500,000,000.

                  13.1.2. Accounts arising in the ordinary course of business and payable in accordance with Borrower's customary trade terms.

                  13.1.3. Any Investments that are Permitted Acquisitions.

                  13.1.4. Investments existing on the Execution Date and disclosed in section 10.17 of the Disclosure Schedule.

                  13.1.5. Notes received by a Covered Person in settlement of Indebtedness of other Persons to such Covered Person that was incurred in the ordinary course of such Covered Person's business.

                  13.1.6. Investments by any Covered Person in any other Covered Person.

                  13.1.7. Loans to members of Borrower's management to finance the exercise of Approved Options and the payment of income taxes in connection therewith in a net aggregate cash amount not exceeding $250,000.

         13.2. INDEBTEDNESS. Create, incur, assume, or allow to exist any Indebtedness of any kind or description, except the following:

                  13.2.1. Indebtedness to trade creditors incurred in the ordinary course of business, to the extent that it is not overdue past the original due date by more than 60 days (unless such Indebtedness is being contested in good faith by such Covered Person and adequate reserves under GAAP have been made).

                  13.2.2. The Loan Obligations.

                  13.2.3. Indebtedness secured by Permitted Security Interests.

                  13.2.4. Indebtedness under Capital Leases up to $7,500,000 in original capitalized cost outstanding at any time in the aggregate.

                  13.2.5. Indebtedness up to $3,000,000 in the aggregate outstanding at any time secured by Security Interests permitted under Section 13.4.5.

                  13.2.6. The Existing Reimbursement Obligations but only until the first annual anniversary of the Effective Date, if and only if the amount of the Existing Reimbursement Obligations does not increase and no new Existing Reimbursement Obligations are created or incurred after the Effective Date.

                  13.2.7. Unsecured Indebtedness up to $3,000,000 in the aggregate principal amount outstanding at any time.

         13.3. INDIRECT OBLIGATIONS. Create, incur, assume or allow to exist any Indirect Obligations except Indirect Obligations existing on the Execution Date and disclosed on section 10.19 of the Disclosure Schedule and Indirect Obligations of a Covered Person with respect to the Permitted Indebtedness of any other Covered Person.

         13.4. SECURITY INTERESTS. Create, incur, assume or allow to exist any Security Interest upon all or any part of its property, real or personal, now owned or hereafter acquired, except the following:

                  13.4.1. Security Interests for taxes, assessments or governmental charges not delinquent or being diligently contested in good faith and by appropriate proceedings and for which adequate book reserves in accordance with GAAP are maintained.

                  13.4.2. Security Interests arising out of deposits in connection with workers' compensation insurance, unemployment insurance, old age pensions, or other social security or retirement benefits legislation.

                  13.4.3. Deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business.

                  13.4.4. Security Interests imposed by any Law, such as mechanics', workmen's, materialmen's, landlords', carriers', or other like Security Interests arising in the ordinary course of business which secure payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on Borrower's books.

                  13.4.5. Purchase money Security Interests securing payment of the purchase price of capital assets the amount of which otherwise permitted under Section 13.2.5 acquired by Borrower and Covered Persons after the Execution Date in an aggregate principal amount outstanding at any one time that does not exceed $3,000,000, which such Security Interests only secure the assets purchased with the proceeds of such Indebtedness.

                  13.4.6. Security Interests on assets subject to capital leases to the extent permitted by Section 13.2.4.

         At no time shall Borrower or any Covered Person allow to exist on or against its assets any financing statements, mortgages or similar documents, except as permitted in Section 13.4.5.

         13.5. ACQUISITIONS. Acquire stock, membership interests, or any other equity interest in a Person, or acquire all or substantially all of the assets of a Person (including without limitation assets comprising all or substantially all of an unincorporated business unit or division of any Person), except for Permitted Acquisitions. Permitted Acquisition means an acquisition of the stock, membership interests, or any other equity interest in a Person, or the acquisition of some or all or substantially all of the assets of a Person (including without limitation assets comprising all or substantially all of an unincorporated business unit or division of any Person), which satisfies each of the following conditions: (i) the Borrower or a Guarantor is the Acquiring Company (and if the Covered Person making the acquisition is not a party to the Guaranty, it will execute a joinder to the Guaranty or execute a new Guaranty, in each case in form and substance reasonably acceptable to Administrative Agent),
         (ii) the Borrower or a Guarantor is the Surviving Company, (iii) the Target Company is in a substantially similar line of business as Borrower or a Guarantor;

         (iv) except for Permitted Acquisitions (including, without limitation, Small Permitted Acquisition) with an aggregate gross purchase price of less than $5,000,000 in each Loan Year (to which this clause (iv) shall not apply), Target Company has an EBITDA (provided, however, that with respect to the purchase of assets of less than an entire Target Company, EBITDA will be calculated on a proforma basis prepared in good faith based on reasonable assumptions) in excess of zero Dollars for the twelve month period ended on the last day of the calendar month most recently ended prior to the date such acquisition is consummated, (v) there is no Existing Default, no Default or Event of Default has occurred and is continuing, and no Default or Event of Default will occur or is reasonably likely to occur as a result of or due to such acquisition (vi) the Maximum Available Amount exceeds the Aggregate Revolving Loan by at least $10,000,000 after giving effect to such acquisition, (vii) the purchase price (including without limitation any deferred purchase price, seller notes, assumed Indebtedness, or similar items) together with all expenses incurred in connection with such acquisition does not exceed $25,000,000 in the aggregate for all Permitted Acquisitions (including, without limitation, acquisitions with negative EBITDA and Small Permitted Acquisitions) since the Effective Date, (viii) simultaneously with the closing of such acquisition, the Target Company or the Surviving Company, as the case may be, executes and delivers to Administrative Agent, if requested by the Administrative Agent, a joinder agreement satisfactory to Administrative Agent in which such Target Company or Surviving Company becomes a Guarantor under the Guaranty; (ix) prior to the closing of such acquisition, a Responsible Officer of Borrower delivers to Administrative Agent a certificate on behalf of Borrower certifying that such acquisition is a Permitted Acquisition; (x) such acquisition is friendly, rather than hostile, in nature; and (xi) except for any Permitted Acquisition with a gross purchase price of less than $2,000,000 including without limitation any deferred purchase price, seller notes, assumed Indebtedness, or similar items (a "Small Permitted Acquisition"), Borrower has, no less than 15 days prior to making such acquisition, prepared and furnished to Administrative Agent (and Administrative Agent shall use its reasonable efforts to promptly provide such information to each Lender) the proforma financial statements described below for the Target Company (if such acquisition is structured as a purchase of equity) or the Surviving Company (if such acquisition is structured as a purchase of assets or a merger), demonstrating to the satisfaction of Administrative Agent that the Target Company, all Surviving Companies, and Borrower, as the case may be, will be Solvent upon consummation of such acquisition and upon the passage of time thereafter, and that none of the covenants in Section 14 will be violated as a consequence of such acquisition or with the passage of time thereafter, and Borrower has also provided to Administrative Agent, no less than 15 days prior to making such acquisition, copies of the audited financial statements (if available, or unaudited financial statements if no audited financial statements exist) for the Target Company for the three fiscal years most recently ended (if available) and for each of the completed fiscal quarters in the then current fiscal year. The proforma financial statements referred to in clause (xi) shall contain consolidated balance sheets, income statements, statements of cash flows and such other reports and disclosures of Borrower as well as the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger) and shall cover such forecast periods, as Administrative Agent may in its reasonable discretion require. Borrower shall provide written notice to Administrative Agent promptly after the closing of each Small Permitted Acquisition.

         13.6. DISPOSAL OF PROPERTY. Sell, transfer, exchange, lease, or otherwise dispose of any of its assets except (i) sales of inventory in the ordinary course of business, (ii) the sale or disposition of obsolete or unused assets, and (iii) sales or dispositions up to $2,000,000 in the aggregate during the term of this Agreement unless the net proceeds therefrom are applied as required by Section 6.3.3.1. Transactions permitted by Section
         13.13 are not subject to this Section.

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

         13.7. STOCK DIVIDENDS; DISTRIBUTIONS/REDEMPTIONS.

                  13.7.1. While there is an Existing Default or a Default or Event of Default would reasonably be likely to result from the making of a Stock Dividend, or while there is a reasonable likelihood of a change in control of the Borrower which would not be permitted by this Agreement, directly or indirectly declare or make, or incur any liability to make, any Stock Dividend to any Person, other than from one Covered Person to another.

                  13.7.2. While there is an Existing Default or a Default or Event of Default would reasonably be likely to result from the making of a Redemption/Distribution, directly or indirectly declare or make, or incur any liability to make, any Redemption/Distribution; provided, however, any such Redemption/Distribution may be consummated up to $1,000,000 in the aggregate during the term of this Agreement, if there is no Existing Default and no Default or Event of Default would reasonably be likely to result from the consummation of any such Redemption/Distribution.

                  13.7.3. For purposes of this Section, a Stock Dividend means any cash dividend or payment to shareholders. For purposes of this Section, a Redemption/Distribution means and includes, with respect to a Covered Person, (i) any acquisition or redemption of any outstanding stock, membership interests or other equity interest, (ii) any retirement or prepayment of debt securities before their regularly scheduled maturity dates, and (iii) any loan or advance to a shareholder or partner (other than loans made to assist in the exercise of Approved Options).

         13.8. CHANGE OF CONTROL. (A) With respect to (i) Borrower, merge or consolidate with or into another Person, except in connection with a Permitted Acquisition, the Borrower may merge with a Target Company so long as it is the Surviving Company, and (ii) with respect to any other Covered Person (other than Borrower, which is addressed in clause (i)), merge or consolidate with or into another Person except another Covered Person, and except in connection with a Permitted Acquisition, a Covered Person (other than Borrower, which is addressed in clause (i)) may merge with a Target Company so long as it is the Surviving Company and either is or becomes a Guarantor; or (B) with respect to Borrower (i) permit any Person or Group to become the record or beneficial owner, directly or indirectly, on a fully diluted basis, of securities representing 25% or more of the voting power of Borrower's then outstanding securities having the power to vote or 25% or more of Borrower's then outstanding capital stock, or to acquire the power to elect a majority of the Board of Directors of Borrower, or (ii) permit any Person or Group other than Borrower to own, directly or indirectly, any capital stock of Borrower's Subsidiaries (except, with regards to foreign Subsidiaries, director/officer qualifying shares).

         13.9. AMENDMENT TO CHARTER DOCUMENTS. Change its state of incorporation or formation or otherwise amend, modify, supplement, restate, replace, or change any of its Charter Documents, except to the extent such change could not reasonably be expected to adversely effect Administrative Agent or any Lender.

         13.10. CAPITAL STRUCTURE; EQUITY SECURITIES. Make any change in the capital structure of any Covered Person which has or is reasonably likely to have a Material Adverse Effect on any Covered Person; or issue or create any stock, membership interest, or other equity interest (or class or series thereof, or non-equity interest that is convertible into stock, membership interests or other equity interest (or class or series thereof), in any Covered Person, except stock, membership interests, or other equity interests (or class or series thereof) that are subordinated in right of payment to all the Loan Obligations in a manner satisfactory to Administrative Agent.

                                     33


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

         13.11. CHANGE OF BUSINESS. Engage in any business other than substantially as conducted on the Effective Date.

         13.12. CONFLICTING AGREEMENTS. Enter into any agreement, that would, if fully complied with by it, result in a Default or Event of Default either immediately or upon the elapsing of time.

         13.13. SALE AND LEASEBACK TRANSACTIONS. Except for transactions up to $5,000,000 in the aggregate during the term hereof, enter into any agreement or arrangement with any Person providing for any Covered Person to lease or rent property that Borrower has or will sell or otherwise transfer to such Person.

         13.14. FISCAL YEAR. Change its fiscal year.

         13.15. TRANSACTIONS HAVING A MATERIAL ADVERSE EFFECT ON COVERED PERSON. Enter into any transaction which has or is reasonably likely to have a Material Adverse Effect on any Covered Person; or enter into any transaction, or take or contemplate taking any other action, or omit or contemplate omitting to take any action, which any Responsible Officer knows, or reasonably should know is likely to cause a Default or Event of Default hereunder.

         13.16. TRANSACTIONS WITH AFFILIATES. Enter into or be a party to any transaction or arrangement, including the purchase, sale or exchange of property of any kind or the rendering of any service, with any Affiliate (other than a Covered Person), or make any loans or advances to any Affiliate (other than to a Covered Person and otherwise permitted hereunder), except that each Covered Person may engage in the such transactions in the ordinary course of business and pursuant to the reasonable requirements of its business and on fair and reasonable terms substantially as favorable to it as those which it could obtain in a comparable arm's-length transaction with a non-Affiliate. No Covered Person may pay any management or other similar fees to any Affiliate that is not a Covered Person.

14.   FINANCIAL COVENANTS.

         14.1. SPECIAL DEFINITIONS. As used in this Section 14 and elsewhere herein, the following capitalized terms have the following meanings:

         EBITDA means, with respect to any fiscal period of Borrower, the consolidated Net Income of the Borrower and its Subsidiaries for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, plus
                                                               ----
         (i) without duplication, the sum of (A) Interest Expense in such period, (B) income tax expense accrued for in such period,
         (C) amortization of goodwill and other intangible assets and depreciation expense taken or accrued for in such period, (D) any extraordinary non-cash loss in such period whether incurred or accrued for, (E) any prepayment penalty with respect to the Existing Indebtedness, and (F) any losses from discontinued operations, minus (ii) the sum of, without duplication, (A) any
                     -----
         extraordinary income/gain in such period whether incurred or accrued for, and (B) any income from discontinued operations.

         EBITDAR means, with respect to any fiscal period of Borrower, the consolidated Net Income of the Borrower and its Subsidiaries for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, plus
                                                               ----
         (i) without duplication, the sum of (A) Interest Expense in such period, (B) income tax expense accrued for in such period,
         (C) amortization of goodwill and other intangible assets and depreciation expense taken or accrued

                                     34


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

         for in such period, without duplication, (D) any extraordinary non-cash loss in such period whether incurred or accrued for, (E) rental expense, (F) any prepayment penalty with respect to the Existing Indebtedness, and (G) any losses from discontinued operations, minus (ii) the sum of, without duplication, (A) any
                     -----
         extraordinary income/gain in such period whether incurred or accrued for, and (B) any income from discontinued operations.

         Fixed Charges means, for any period of calculation, the sum of (i) Interest Expense, (ii) the sum of all scheduled principal payments on long term Indebtedness of Borrower (including other interest-bearing Indebtedness), (iii) federal, state and local income taxes paid, (iv) Stock Dividends and Redemptions/Distributions paid or accrued for, without duplication, (v) rental expense, and
         (vi) $2,000,000 per fiscal quarter, which represents a pre-agreed to amount of maintenance capital expenditures.

         Interest Expense means for any period of calculation, all interest, whether paid in cash or accrued as a liability, but without duplication, on Indebtedness of Borrower during such period.

         Funded Indebtedness means the outstanding principal balance of the Loan Obligations, other Indebtedness for borrowed money, and the initial capitalized cost of assets subject to Capital Leases at the time of calculation.

         Upon completion of a Permitted Acquisition (except for Small Permitted Acquisitions), the Target shall be included in each of these covenants contained in this Section 14 on a pro-forma basis, including for periods prior to the completion of any such Permitted Acquisition.

         All other capitalized terms used in this Section 14 shall have their meanings and shall be determined under GAAP. All of the financial covenants contained in this Section 14 shall be calculated on a consolidated basis for the Borrower and all of its Subsidiaries.

         14.2. MINIMUM FIXED CHARGE COVERAGE. Borrower shall cause the ratio of EBITDAR for the most recently ended four fiscal quarters to Fixed Charges for the most recently ended four fiscal quarters, for the fiscal quarters ended on the dates specified below, calculated as of the last day of each such fiscal quarter, to not be less than the ratio specified for such period:

         ==========================================================================================
         FOUR FISCAL QUARTER PERIOD ENDED ON OR
         MOST RECENTLY BEFORE THE FOLLOWING DATES:             MINIMUM FIXED CHARGE COVERAGE RATIO
         ------------------------------------------------------------------------------------------
         October 31, 2002 and January 31, 2003                 1.15:1.00
         ------------------------------------------------------------------------------------------
         April 30, 2003, July 31, 2003, and each October 31,   1.20:1.00
         January 31, April 30 and July 31 thereafter
         ==========================================================================================

         Notwithstanding the foregoing, for the fiscal quarter ended on or most recently before October 31, 2002, EBITDAR and Fixed Charges shall be calculated for only that fiscal quarter, and the next succeeding three fiscal quarters, shall be cumulative from the fiscal quarter ended on or most recently before October 31, 2002. Thereafter, the calculation required by this Section 14.2 shall be on a rolling four fiscal quarters basis.

         14.3. MAXIMUM RATIO OF FUNDED INDEBTEDNESS TO EBITDA. Borrower shall cause the ratio of Funded Indebtedness to EBITDA for the most recently ended four fiscal quarters, for the fiscal quarters ended on the dates specified below, calculated as of the last day of each such fiscal quarter, to not be greater than the ratio specified for such period:

         ==========================================================================================
         FOUR FISCAL QUARTER PERIOD ENDED ON OR               MAXIMUM RATIO OF FUNDED INDEBTEDNESS
         MOST RECENTLY BEFORE THE FOLLOWING DATES:            TO EBITDA
         ------------------------------------------------------------------------------------------
         July 31, 2002, October 31, 2002, January 31, 2003,   2.25:1.00
         April 30, 2003, July 31, 2003, October 31, 2003,
         January 31, 2004, and April 30, 2004
         ------------------------------------------------------------------------------------------
         July 31, 2004, October 31, 2004, January 31, 2005,   2.00:1.00
         April 30, 2005, and the last day of each July,
         October, January and April thereafter
         ==========================================================================================

         14.4. MINIMUM NET WORTH. For each completed fiscal quarter of Borrower beginning with the fiscal quarter ended on or most recently before July 31, 2002, Borrower's Net Worth as of the last day of each fiscal quarter shall not be less than (i) $112,600,000 plus (ii) an aggregate amount equal to 50% of quarterly Net Income, beginning with the fiscal quarter ended on or most recently before July 31, 2002 (but only if a positive number, and with no reduction for losses).

15.   DEFAULT.

         15.1. EVENTS OF DEFAULT. Any one or more of the following shall constitute an event of default (an Event of Default) under this
         Agreement:

                  15.1.1. FAILURE TO PAY PRINCIPAL OR INTEREST. Failure of Borrower to pay any principal of the Loans or interest accrued thereon when due, or failure of Borrower to pay any of the other Loan Obligations on or within three (3) days of becoming due.

                  15.1.2. FAILURE TO PAY AMOUNTS OWED TO OTHER PERSONS. Failure of any Covered Person (i) to make any payment due on Indebtedness for borrowed money of such Covered Person over $500,000 to Persons (other than Lenders under the Loan Documents), or to make any payment due on any Capital Lease where the original capitalized cost of the property subject to any such Capital Lease was over $500,000, which in either case continues unwaived beyond any applicable grace period specified in the documents evidencing such Indebtedness, or (ii) to pay any other Indebtedness (other than Indebtedness described in clause (i)) over $500,000 in the aggregate if the holder of such Indebtedness commences any legal action against such Covered Person; provided, however, that the foregoing Events of Default alone described in clauses (i) and (ii) shall not constitute an Event of Default to the extent such Indebtedness is being contested in good faith by such Covered Person and such Covered Person makes adequate reserves therefor under GAAP.

                  15.1.3. REPRESENTATIONS OR WARRANTIES. Any of the Representations and Warranties is discovered to have been false in any material respect when made.

                  15.1.4. CERTAIN COVENANTS. Failure of any Covered Person to comply with the covenants in Sections 12.1, 12.4, 12.11, 12.15, 13, or 14.

                  15.1.5. OTHER COVENANTS. Failure of any Covered Person to comply with of any of the terms or provisions of the Agreement or any of the other Loan Documents applicable to it (other than a failure which constitutes an immediate Event of Default hereunder, or for

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                  which some other grace period is specified in any other
                  Section of this 15.1) which is not remedied or waived in writing by Administrative Agent within 20 days after the initial occurrence of such failure.

                  15.1.6. ACCELERATION OF OTHER INDEBTEDNESS. Any Obligation (other than a Loan Obligation) of a Covered Person for the repayment of $500,000 or more of borrowed money becomes or is declared to be due and payable or required to be prepaid (other than by an originally scheduled prepayment) prior to the original maturity thereof.

                  15.1.7. DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any default or event of default under any agreement to which a Covered Person is a party (other than the Loan Documents), which default or event of default continues unwaived beyond any applicable grace period provided therein and has or is reasonably likely to have a Material Adverse Effect.

                  15.1.8. BANKRUPTCY; INSOLVENCY; ETC. A Covered Person (i) fails to pay, or admits in writing its inability to pay, its debts generally as they become due, or otherwise becomes insolvent (however evidenced); (ii) makes an assignment for the benefit of creditors; (iii) files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of such Covered Person or any substantial part of its property; (iv) commences any proceeding relating to such Covered Person under any reorganization, arrangement, readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; (v) has commenced against it any such proceeding which remains undismissed for a period of 60 days, or by any act indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for it or of any substantial part of its property, or allows any such receivership or trusteeship to continue undischarged for a period of 60 days; or (vi) takes any action to authorize any of the foregoing.

                  15.1.9. JUDGMENTS; ATTACHMENT; SETTLEMENT; ETC. Any one or more judgments or orders is entered against a Covered Person or any attachment or other levy is made against the property of a Covered Person with respect to a claim or claims involving in the aggregate liabilities (not paid or fully covered by insurance, less the amount of reasonable deductibles in effect on the Execution Date) in excess of $500,000 and such judgment or order becomes final and non-appealable or if timely appealed is not fully bonded and collection thereof stayed pending the appeal.

                  15.1.10. PENSION BENEFIT PLAN TERMINATION, ETC. Any Pension Benefit Plan termination by the PBGC or the appointment by the appropriate United States District Court of a trustee to administer any Pension Benefit Plan or to liquidate any Pension Benefit Plan; or any event which constitutes grounds either for the termination of any Pension Benefit Plan by PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Pension Benefit Plan shall have occurred and be continuing for thirty (30) days after Borrower has notice of any such event; or any voluntary termination of any Pension Benefit Plan which is a DEFINED BENEFIT
                  PENSION PLAN as defined in Section 3(35) of ERISA while such defined benefit pension plan has an ACCUMULATED
                  FUNDING DEFICIENCY, unless Administrative Agent has been notified of such intent to voluntarily terminate such plan and Required Lenders have given their consent and agreed that such event shall not constitute a Default; or the plan administrator of any Pension Benefit Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(1) of the Code and Required

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

                  Lenders determine that the substantial business hardship upon which the application for such waiver is based could subject any Covered Person or ERISA Affiliate of any Covered Person to a liability in excess of $500,000 which is not reserved for in accordance with GAAP.

                  15.1.11. LIQUIDATION OR DISSOLUTION. A Covered Person files a certificate of dissolution under applicable state Law or is liquidated or dissolved or suspends or terminates the operation of its business, or has commenced against it any action or proceeding for its liquidation or dissolution or the winding up of its business, or takes any corporate action in furtherance thereof, except in connection with the consolidation of such a Covered Person and its assets with another Covered Person and its assets.

                  15.1.12. SEIZURE OF ASSETS. All or any material part of the property of any Covered Person is nationalized, expropriated, seized or otherwise appropriated, or custody or control of such property or of any Covered Person shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, unless the same is being contested in good faith by proper proceedings diligently pursued and a stay of enforcement is in effect.

                  15.1.13. RACKETEERING PROCEEDING. There is filed against any Covered Person any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding is not dismissed within 60 days and could result in the confiscation or forfeiture of any material portion of its assets.

                  15.1.14. LOSS TO ASSETS. Any loss, theft, damage or destruction of any item or items of its assets occurs which either (i) has or is reasonably likely to have a Material Adverse Effect on any other Covered Person or (ii) materially and adversely affects the operation of Borrower's business and is not covered by insurance as required herein.

                  15.1.15. GUARANTY; GUARANTOR. Any Guaranty ceases to be in full force and effect or any action is taken to discontinue or assert the invalidity or unenforceability of any Guaranty or any Guarantor fails to comply with any of the terms or provisions of any Guaranty, or any representation or warranty of any Guarantor therein is false, or any Guarantor denies that it has any further liability under any Guaranty or gives notice to Lender to such effect.

         15.2. CROSS DEFAULT. An Event of Default under this Agreement will automatically and immediately constitute a default under all other Loan Documents without regard to any requirement therein for the giving of notice or the passing of time.

         15.3. RIGHTS AND REMEDIES.

                  15.3.1. TERMINATION OF COMMITMENTS. Upon an Event of Default described in Section 15.1.8, the Commitments shall be deemed canceled. Upon any other Event of Default, and at any time thereafter, Required Lenders may cancel the Commitments. Such cancellation may be, in either case, without presentment, demand or notice of any kind, which Borrower expressly waives.

                  15.3.2. ACCELERATION. Upon an Event of Default described in
                  Section 15.1.8, all of the outstanding Loan Obligations shall automatically become immediately due and payable.

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

                  Upon any other Event of Default, and at any time thereafter, Required Lenders may declare all of the outstanding Loan Obligations immediately due and payable. Such acceleration may be, in either case, without presentment, demand or notice of any kind, which Borrower expressly waives.

                  15.3.3. RIGHT OF SETOFF. Upon the occurrence and during the continuation of an Event of Default, each Lender is hereby authorized, without notice to Borrower (any such notice being expressly waived by Borrower), to the fullest extent permitted by law, to set off and apply against the Loan Obligations any and all deposits (general or special, time or demand, provisional or final) at any time held, or any other Indebtedness at any time owing by such Lender (or its Affiliate) to or for the credit or the account of Borrower, irrespective of whether or not such Lender shall have made any demand under this Agreement or the Notes or any Guaranty and although such Loan Obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may otherwise have. All amounts received by each Lender on account of the Loan Obligations pursuant to this Section shall be paid over promptly to Administrative
                  Agent for distribution to Lenders as provided in this Agreement and shall be applied as provided in this Agreement.

                  15.3.4. RIGHTS GENERALLY. Upon the occurrence and during the continuation of an Event of Default and acceleration of the Loan Obligations as provided herein, and at any time and from time to time thereafter, Administrative Agent and Lenders may exercise any or all of its rights they may have under the Loan Documents or otherwise available in equity or under any other applicable Law.

                  15.3.5. JOINT AND SEVERAL. Each Obligation and liability to the Letter of Credit Issuer, Administrative Agent and each Lender of Borrower and Guarantors, including, without limitation, the Loan Obligations, are the joint and several obligations of Borrower and Guarantors, and Administrative Agent may proceed directly against Borrower, any Guarantor, all of the foregoing, or any one of the foregoing or any combination of the foregoing, without first proceeding against Borrower, or without joining all Persons liable or potentially liable for any portion of the Loan Obligations in one action.

         15.4. APPLICATION OF FUNDS. Any funds received by Lenders or Administrative Agent for the benefit of Lenders with respect to any Loan Obligation after its Maturity, shall be applied as follows: (i) first, to reimburse Lenders pro-rata for any amounts due to Lenders under Section 18.8; (ii) second, to reimburse to Administrative Agent all unreimbursed costs and expenses paid or incurred by Administrative Agent that are payable or reimbursable by Borrower hereunder; (iii) third, to reimburse to Lenders pro-rata all unreimbursed costs and expenses paid or incurred by Lenders (including costs and expenses incurred by Administrative Agent as a Lender that are not reimbursable as provided in the preceding clause) that are payable or reimbursable by Borrower hereunder; (iv) fourth, to the payment of accrued and unpaid fees due hereunder and all other amounts due hereunder (other than the Loans and interest accrued thereon); (v) fifth, to the payment of the Loans of each of the Lenders and interest accrued thereon (which payments shall be pro rata to each of the Lenders in accordance with the amount of the Loans outstanding) and to the payment (pari passu with the foregoing) of any Rate Hedging Obligations and cash collateral to the Letter of Credit Issuer as collateral for the Letter of Credit Exposure; and (vi) sixth, to the payment of the other Loan Obligations. Any remaining amounts shall be applied to payment of all the Obligations to Administrative Agent. Any further remaining amounts shall be paid to Borrower or such other Persons as shall be legally entitled thereto. Except as expressly provided

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

         otherwise herein, Lenders may apply and reverse and reapply, payments to the Loan Obligations in such order and manner as Lenders determine in their absolute discretion.

16.   ADMINISTRATIVE AGENT AND LENDERS.

         16.1. APPOINTMENT, POWERS, AND IMMUNITIES. LaSalle is hereby appointed Administrative Agent hereunder and under each of the other Loan Documents. Each Lender hereby irrevocably appoints and authorizes Administrative Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in Section 16.5 and the first sentence of Section 16.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Covered Person or any other Person to perform any of its obligations thereunder or the validity; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Covered Person or the satisfaction of any condition or to inspect the property (including the books and records) of any Covered Person or any of its Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         16.2. RELIANCE BY ADMINISTRATIVE AGENT. Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Covered Person), independent accountants, and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 18.4 hereof. As to any matters not expressly provided for by this Agreement, Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that Administrative Agent shall not be required to take any action that exposes Administrative Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         16.3. EMPLOYMENT OF AGENTS AND COUNSEL. Administrative Agent may execute any of its duties hereunder by or through employees, agents, and attorneys-in-fact and shall not be liable to

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

         any Lender, except with respect to money or securities received by it or such agents or attorneys-in-fact, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and shall not be liable to any Lender for acting or failing to act based as advised by such counsel, except where doing so violates an express obligation of Administrative Agent under the Loan Documents.

         16.4. DEFAULTS. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless Administrative Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a Notice of Default. In the event that Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give notice thereof to the Lenders. Administrative Agent shall (subject to Section 16.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         16.5. RIGHTS AS LENDER. With respect to its Commitment and the Loans made by it, LaSalle (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term Lender or Lenders shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. LaSalle (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Covered Person or any of its Subsidiaries or Affiliates as if it were not acting as Administrative Agent, and LaSalle (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Covered Person or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to Lenders. The Lenders acknowledge that, pursuant to such activities, Administrative Agent or its Affiliates may receive information regarding Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of Borrower or such Affiliates) and acknowledge that Administrative Agent shall be under no obligation to provide such information to the Lenders.

         16.6. INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, Lenders agree to reimburse and indemnify Administrative Agent upon demand (to the extent not reimbursed under Section 18.7, but without limiting the obligations of Borrower under Section 18.7) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Administrative Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by Administrative Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by Borrower under Section 18.7, to the extent that Administrative Agent is not promptly reimbursed for such costs and expenses by

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         Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

         16.7. NOTIFICATION OF LENDERS. Each Lender agrees to use its good faith efforts, upon becoming aware of anything which has or is reasonably likely to have a Material Adverse Effect on any Covered Person, to promptly notify Administrative Agent thereof. Administrative Agent shall promptly deliver to each Lender copies of every written notice, demand, report (including any financial report), or other writing which Administrative Agent gives to or receives from Borrower and which itself (a) constitutes, or which contains information about, something that has or is reasonably likely to have a Material Adverse Effect on any Covered Person, or
         (b) is otherwise delivered to Administrative Agent by Borrower pursuant to the Loan Documents and is deemed material information by Administrative Agent in its sole discretion. Administrative Agent and its directors, officers, agents, and employees shall have no liability to any Lender for failure to deliver any such item to such Lender unless the failure constitutes gross negligence or willful misconduct.

         16.8. NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender acknowledges that Administrative Agent has not made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any review of the affairs of Borrower and its Affiliates, shall be deemed to constitute any representation or warranty by Administrative Agent to any Lender. Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Covered Persons and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Covered Person or any of its Subsidiaries or Affiliates that may come into the possession of Administrative Agent or any of its Affiliates.

         16.9. RESIGNATION. Administrative Agent may resign at any time by giving notice thereof to the Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent which appointment shall be subject to the consent (which consent will not be unreasonably withheld or delayed) of Borrower so long as there is no Existing Default. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. If no successor has accepted appointment as Administrative Agent within thirty (30) days after the date on which Administrative Agent first attempts to appoint a successor Administrative Agent, the resigning Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a

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         successor which accepts such appointment. After any retiring
         Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 16.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         16.10. COLLECTIONS AND DISTRIBUTIONS TO LENDERS BY ADMINISTRATIVE AGENT. Except as otherwise provided in this Agreement, all payments of interest, fees, principal and other amounts received by Administrative Agent for the account of Lenders shall be distributed by Administrative Agent to Lenders in accordance with their pro-rata shares of the outstanding Loan Obligations at the time of such distribution (or entirely to Administrative Agent in the case of payments of interest, fees or principal with respect to the Swingline Loan) on the same Business Day when received, unless received after 12:00 noon (Local Time) in which case they shall be so distributed by 12:00 noon (Local Time) on the next Business Day. All amounts received by any Lender on account of the Loan Obligations, including amounts received by way of setoff, shall be paid over promptly to Administrative Agent for distribution to Lenders as provided above in this Section. Such distributions shall be made according to instructions that each Lender may give to Administrative Agent from time to time. Unless there is an Existing Default (in which case the Lenders may apply payments as they determine in their discretion), payments received shall be applied (after application to the Swingline Loan to reduce it to zero), first to reduce any Base Rate Loans included in the Aggregate Revolving Loan owing to each Lender, and then to any Eurodollar Loans included in the Aggregate Revolving Loan owing to each Lender.

17.   CHANGE IN CIRCUMSTANCES.

         17.1. COMPENSATION FOR INCREASED COSTS AND REDUCED RETURNS.

                  17.1.1. LAW CHANGES OR TAX IMPOSITIONS. If, after the Effective Date, the adoption of any applicable Law or any change in any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental
                  Authority, central bank, or comparable agency:

                           (i) subjects such Lender (or its Applicable
                           Lending Office) to any Tax with respect to any Eurodollar Loans or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement in respect of any Eurodollar Loans (other than Taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                           (ii) imposes, modifies, or deems applicable any reserve, special deposit, assessment or similar requirement (other than the reserve requirement utilized in the determination of the Eurodollar
                           Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

                           (iii) imposes on such Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London Interbank market
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

                           any other condition affecting this Agreement, its Commitments or its Note or any of such extensions of credit or liabilities or commitments;

                  and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or any of its Notes with respect to any Loans, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrower under this Section 17.1.1, Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to make or continue Loans of the type with respect to which such compensation is requested, or to convert Loans of any other type into Loans of such type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 17.5 shall be applicable); provided, however, that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  17.1.2. CAPITAL ADEQUACY. If, after the Effective Date, any Lender shall have determined that the adoption of any applicable Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  17.1.3. NOTICE TO BORROWER. Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
                  Section 17.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 17.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         17.2. MARKET FAILURE. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

                  (i) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

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                  (ii) the Required Lenders determine (which determination
                  shall be conclusive) and notify Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

         then Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, continue Eurodollar Loans, or to convert Eurodollar Loans and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans either prepay such Loans or convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

         17.3. ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify Borrower thereof and such Lender's obligation to make, continue Eurodollar Loans or convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section
         17.5 shall be applicable).

         17.4. COMPENSATION. Upon the request of any Lender, Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (i) any payment, prepayment, or conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to the terms hereof) on a date other than the last day of the Interest Period for such Eurodollar Loan; or

                  (ii) any failure by Borrower for any reason to borrow, convert, continue, or prepay a Eurodollar Loan on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant notice of borrowing, prepayment, continuation, or conversion under this Agreement.

         If a Lender claims compensation under this Section 17.4, such Lender shall furnish a certificate to Borrower that states the amount to be paid to it hereunder and includes a description of the method used by such Lender in calculating such amount. Borrower shall have the burden of proving that the amount of any such compensation calculated by a Lender is not correct. Any compensation payable by Borrower to a Lender under this Section
         17.4 shall be payable without regard to whether such Lender has funded its pro-rata share of any Eurodollar Advance or Eurodollar Loan through the purchase of deposits in an amount or of a maturity corresponding to the deposits used as a reference in determining the Eurodollar Rate.

         17.5. TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make a Eurodollar Loans or to continue any Eurodollar Loans, or to convert any Base Rate Loan into a Eurodollar Loan shall be suspended pursuant to Section 17.1, 17.2, or 17.3 (such Loans being herein called Affected Loans), such Lender's Affected Loans shall be automatically and immediately converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a conversion required by Section 17.3, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 17.1, 17.2, or 17.3 that gave rise to such conversion no longer exist:

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                  (i) to the extent that such Lender's Affected Loans have
                  been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall continue to be made and applied as provided for herein; and

                  (ii) all Loans that would otherwise be made or continued by such Lender as Eurodollar Loans shall be made or continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be converted into Eurodollar Loans shall be converted instead into (or shall remain as) Base Rate Loans.

         If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 17.1, 17.2, or 17.3 hereof that gave rise to the conversion of such Lender's Affected Loans pursuant to this Section 17.5 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the type of the Affected Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the type of the Affected Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the type of the Affected Loans and by such Lender are held pro rata (as to principal amounts, type of interest, and Interest Periods) in accordance with their respective Commitments.

         17.6. TAXES.

                  17.6.1. GROSS-UP. Any and all payments by Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all Taxes, whether imposed now or in the future, excluding, in the case of each Lender and the Administrative Agent, Taxes imposed on its income, and franchise Taxes imposed on it, by the jurisdiction under the Laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof. If Borrower is required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable will be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 17.6) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) Borrower shall furnish to Administrative Agent, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof (and Administrative Agent shall use its reasonable efforts to deliver promptly copy of such receipt to each Lender). In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as Impositions). Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Impositions (including, without limitation, any Taxes or Impositions imposed or asserted by any jurisdiction on amounts payable under this Section 17.6) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Within 30 days after the date of any payment of Taxes, Borrower shall furnish to

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                  Administrative Agent the original or a certified copy of
                  the receipt evidencing such payment (and Administrative Agent shall use its reasonable efforts to deliver promptly copy of such receipt to each Lender).

                  17.6.2. LENDERS' UNDERTAKINGS.

                           (i) Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do
                           so), shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding Tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and
                           (iii) any other form or certificate required by any Governmental Authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of Tax on payments pursuant to this Agreement or any of the other Loan Documents. For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to this Section 17.6.2 (unless such failure is due to a change in treaty or Law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 17.6.1 with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                           (ii) If Borrower is required to pay additional amounts to or for the account of any Lender or Administrative Agent pursuant to Section 17.1, then such Lender or the Administrative Agent will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender or the Administrative Agent, as the case may be, is not otherwise disadvantageous to such Lender or the Administrative Agent, as the case may be.

                  17.6.3. SURVIVAL OF BORROWER'S OBLIGATIONS. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 17.6 shall survive the termination of the Commitments, the expiration of the Letters of Credit, the indefeasible full payment and satisfaction of all of the Loan Obligations.

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         17.7. USURY. Notwithstanding any provisions to the contrary in
         Section 4 or elsewhere in any of the Loan Documents, Borrower shall not be obligated to pay interest at a rate which exceeds the maximum rate permitted by Law. If, but for this Section 17.7, Borrower would be deemed obligated to pay interest at a rate which exceeds the maximum rate permitted by Law, or if any of the Loan Obligations is paid or becomes payable before its originally scheduled Maturity and as a result Borrower has paid or would be obligated to pay interest at such an excessive rate, then (i) Borrower shall not be obligated to pay interest to the extent it exceeds the interest that would be payable at the maximum rate permitted by Law; (ii) if the outstanding Loan Obligations have not been accelerated as provided in Section 15.3.2, any such excess interest that has been paid by Borrower shall be refunded;
         (iii) if the outstanding Loan Obligations have been accelerated as provided in Section 15.3.2, any such excess that has been paid by Borrower shall be applied to the Loan Obligations as provided in
         Section 15.4; and (iv) the effective rate of interest shall be deemed automatically reduced to the maximum rate permitted by Law.

18.   GENERAL.

         18.1. LENDERS' RIGHT TO CURE. Required Lenders may from time to time, in their absolute discretion, for Borrower's account and at Borrower's expense, pay (or, with the consent of Required Lenders, make a Revolving Loan Advance to pay) any amount or do any act required of Borrower hereunder or requested by Administrative Agent or Required Lenders to preserve, protect, maintain or enforce the Loan Obligations, which Borrower is required to pay or do, but fails to pay or do, including payment of any judgment against Borrower, insurance premium, taxes or assessments, warehouse charge, finishing or processing charge, landlord's claim, and any other Security Interest upon or with respect to its assets. All payments that Lenders make pursuant to this Section and all out-of-pocket costs and expenses that Lenders pay or incur in connection with any action taken by them hereunder shall be a part of the Loan Obligations. Any payment made or other action taken by Lenders pursuant to this Section shall be without prejudice to any right to assert an Event of Default hereunder and to pursue Lender's other rights and remedies with respect thereto. Administrative Agent agrees that so long as there is no Existing Default, Administrative Agent will use its reasonable efforts to give notice to Borrower prior to taking any of the actions described in this Section 18.1; provided, however, that Administrative Agent shall have no liability for failure to give any such notice, unless such failure is intentional.

         18.2. RIGHTS NOT EXCLUSIVE. Every right granted to Administrative Agent and Lenders hereunder or under any other Loan Document or allowed to it at law or in equity shall be deemed cumulative and may be exercised from time to time.

         18.3. SURVIVAL OF AGREEMENTS. All covenants and agreements made herein and in the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and other Loan Documents and the making of every Advance. All agreements, obligations and liabilities of Borrower under this Agreement concerning the payment of money to Administrative Agent and Lenders, including Borrower's obligations under Sections 18.7 and 18.8, but excluding the obligation to repay the Loans and interest accrued thereon, shall survive the repayment in full of the Loans and interest accrued thereon, whether or not indefeasible, the return of the Notes to Borrower, the termination of the Commitments and the expiration of all Letters of Credit.

         18.4. ASSIGNMENTS.

                  18.4.1. PERMITTED ASSIGNMENTS. At any time after the Execution Date, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations

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                  under this Agreement (including all or a portion of the
                  Notes payable to it, its Commitments and its Loans), provided that the terms of assignment satisfy the following requirements:

                           18.4.1.1. Administrative Agent shall have accepted the assignment, which acceptance shall not be unreasonably withheld.

                           18.4.1.2. Each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement.

                           18.4.1.3. For each assignment involving the issuance and transfer of Notes, the assigning Lender shall execute an Assignment and Acceptance in the form attached hereto as Exhibit 18.4.1 together with any Note subject to such assignment and a processing fee of $3,500.

                           18.4.1.4. The minimum Commitment which shall be assigned (which shall include the applicable portion of the assigning Lender's Revolving Loan Commitment, and Letter of Credit Commitment (and in the case of Administrative Agent, the Swingline Commitment)) is $5,000,000 or such lesser amount which constitutes such Lender's entire Commitment; provided, however, that no such minimum shall apply between a Lender and its Affiliates, or between one Lender and another Lender or an assignment of all of a Lender's rights and obligations under this Agreement.

                           18.4.1.5. The assignee shall have an office located in the United States and is otherwise an Eligible Assignee.

                           18.4.1.6. If there is no Existing Default as of the date of such assignment, Borrower shall have consented to the assignment, which consent shall not be unreasonably withheld or delayed.

                  18.4.2. CONSEQUENCES AND EFFECT OF ASSIGNMENTS. From and after the effective date specified in any Assignment and Acceptance, the assignee shall be deemed and treated as a party to this Agreement and, to the extent that rights and obligations hereunder and under the Notes held by the assignor have been assigned or negotiated to the assignee pursuant to such Assignment and Acceptance, to have the rights and obligations of a Lender hereunder as fully as if such assignee had been named as a Lender in this Agreement and of a holder of such Notes, and the assignor shall, to the extent that rights and obligations hereunder or under such Notes have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its future obligations under this Agreement. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to Borrower and Administrative
                  Agent certification as to the exemption from deduction or withholding of Taxes in accordance with Section 17.6.

                  18.4.3. AGREEMENTS UPON ASSIGNMENT. By executing and delivering an Assignment and Acceptance, the assignor thereunder and the assignee confirm to and agree with each other and the other parties hereto substantially as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse; (ii) such assignor makes no representation or warranty and assumes no

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                  responsibility with respect to the financial condition of
                  any Covered Person or the performance or observance by any Covered Person of any of its Loan Obligations; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the Financial Statements and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon Administrative Agent, such assignor, or any other Lender, and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and a holder of a Note.

                  18.4.4. REGISTER. Administrative Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of and principal amount of Loans owing to, each Lender from time to time (the Register). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 18.4.1 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

                  18.4.5. NOTICE TO BORROWER OF ASSIGNMENT. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, if Administrative Agent accepts the assignment contemplated thereby, Administrative Agent shall give prompt notice thereof to Borrower. Borrower shall execute and deliver replacement Notes to the assignor and assignee as requested by Administrative Agent and necessary to give effect to the assignment. If Borrower fails or refuses to execute and deliver such replacement Notes, Administrative Agent may, as agent and attorney-in-fact for Borrower, execute and deliver such replacement Notes on behalf of Borrower. Borrower hereby appoints Administrative Agent as its agent and attorney-in-fact for such purpose and acknowledges that such power is coupled with an interest and therefore irrevocable. Administrative Agent shall not have any liability to Borrower or anyone else, including any Lender, as a consequence of exercising such power in any instance.

                  18.4.6. ASSIGNMENT TO FEDERAL RESERVE BANK. Notwithstanding any other provision set forth in this Agreement, without consent of Borrower or Administrative Agent, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

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         18.5. SALE OF PARTICIPATIONS. Each Lender may sell participations to one or more Persons (other than Borrower or an Affiliate of Borrower) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Section 17 and the right of setoff contained in Section 15.3.3, (iv) the amount of the participation shall be in a minimum amount of $5,000,000 or such lesser amount which constitutes such Lender's entire Commitment, provided, however, that no such minimum amount shall apply to participations between any of Lenders or between any Lender and any of its Affiliates; and (v) Borrower, the other Lenders and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to its Loans, its Notes and its funding of Advances and to approve any amendment, modification, or waiver of any provision of this Agreement, provided, however, that the approval of a participant of a Lender may be required only for amendments, modifications, or waivers that (a) forgive the amount of principal of the Loans, (b) reduce the Eurodollar Revolving Margin or the Base Rate Revolving Margin or reduce the Revolving Loan Unused Fee, or (c) extend the Revolving Loan Maturity Date. The Lender selling a participation shall, within two (2) Business Days of its effectiveness, provide written notice of such event to the Administrative Agent. Notwithstanding the foregoing provisions of this Section, the sale of any such participations which require Borrower to file a registration statement with the SEC or under the securities Laws of any state shall not be permitted.

         18.6. INFORMATION; CONFIDENTIALITY. Administrative Agent and each Lender agrees that it will not disclose to third Persons any information that it obtains about Borrower or its operations or finances that are designated by Borrower in writing as confidential or that Borrower has advised Administrative Agent and Lenders in writing constitutes non-public information. Administrative Agent and Lenders may, however, disclose such information to each other, to assignees and participants (including prospective assignees and participants) and to all of their respective officers, attorneys, auditors, accountants, bank examiners, agents and representatives who have a need to know such information in connection with the administration, interpretation or enforcement of the Loan Documents or the lending and collection activity contemplated therein or to the extent required by Law or a Governmental Authority. Administrative Agent and Lenders shall advise such Persons that such information is to be treated as confidential. Administrative Agent and any Lender may also disclose such information in any documents that it files in any legal proceeding to pursue, enforce or preserve its rights under the Loan Documents to the extent that its counsel advises in writing that such disclosure is reasonably necessary. Administrative Agent's and Lenders' non-disclosure obligation shall not apply to any information that (i) is disclosed to Administrative Agent or any Lender by a third Person not affiliated with or employed by Borrower who does not have a commensurate duty of non-disclosure, or (ii) becomes publicly known other than as a result of disclosure by Administrative Agent or a Lender.

         18.7. PAYMENT OF EXPENSES. Borrower agrees to pay or reimburse to Administrative Agent all of Administrative Agent's out-of-pocket costs incurred in connection with Administrative Agent's due diligence review before execution of the Loan Documents; the negotiation and preparation of proposals, a commitment letter and the Loan Documents; the syndication of the Loans; the administration of this Agreement, the Loan Documents and the Loans; the interpretation of any of the Loan Documents; any amendment of or supplementation to any of the Loan Documents; and any waiver, consent, enforcement, or forbearance with respect to any

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         Default or Event of Default. Borrower agrees to pay or reimburse to Administrative Agent and each Lender all of Administrative
         Agent's and such Lender's out-of-pocket costs incurred in connection with the enforcement of such Lender's rights and remedies under the Loan Documents after the occurrence and during the continuation of an Event of Default. Administrative Agent's out-of-pocket costs may include but are not limited to the following, to the extent they are actually paid or incurred by Administrative Agent: title insurance fees and premiums; the cost of searches for Security Interests existing against Covered Persons; recording and filing fees; appraisal fees; environmental consultant fees; litigation costs; and all attorneys' and paralegals' expenses and reasonable fees. Each Lender's out-of-pocket costs may include but are not limited to the following, to the extent they are actually paid or incurred by a Lender: litigation costs and all attorneys' and paralegals' expenses and reasonable fees. Attorneys' and paralegals' expenses may include but are not limited to filing charges; telephone, data transmission, facsimile and other communication costs; courier and other delivery charges; and photocopying charges. Litigation costs may include but are not limited to filing fees, deposition costs, expert witness fees, expenses of service of process, and other such costs paid or incurred in any administrative, arbitration, or court proceedings involving a Lender and any Covered Person, including proceedings under the Federal Bankruptcy Code. All costs which Borrower is obligated to pay or reimburse Administrative Agent or the Lenders are Loan Obligations payable to Administrative Agent or Lender, as applicable, and are payable on demand by Administrative Agent or such Lender.

         18.8. GENERAL INDEMNITY.

                  18.8.1. Borrower agrees to indemnify and hold harmless Administrative Agent, the Letter of Credit Issuer, UMB (as issuer of the UMB LCs), and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an Indemnified Party) from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, the Acquisition Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans, or the manufacture, storage, transportation, release or disposal of any Hazardous Material on, from, over or affecting any of its assets or any of the assets, properties, or operations of any Covered Person or any predecessor in interest, directly or indirectly, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 18.8 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Borrower agrees not to assert any claim against Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, the Acquisition Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans. Borrower shall pay, indemnify and hold harmless the Indemnified Parties for, from and against, and shall promptly reimburse the

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                  Indemnified Parties for, any and all claims, damages,
                  liabilities, losses, costs and expenses (including reasonable attorneys' fees and expenses and amounts paid in settlement) incurred, paid or sustained by the Indemnified Parties, arising out of or relating to the Acquisition Documents.

                  18.8.2. The obligations of Borrower under this Section 18.8 shall survive the termination of the Commitments, the expiration of the Letters of Credit, and the indefeasible full payment and satisfaction of all of the Loan Obligations.

                  18.8.3. To the extent that any of the indemnities required from Borrower under this Section are unenforceable because they violate any Law or public policy, Borrower shall pay the maximum amount which it is permitted to pay under applicable Law.

         18.9. LETTERS OF CREDIT. Borrower assumes all risks of the acts or omissions of any beneficiary of any of the Letters of Credit. Neither Administrative Agent nor any of its directors, officers, employees, agents, or representatives shall be liable or responsible for: (a) the use which may be made of any of the Letters of Credit or for any acts or omissions of beneficiary in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by Administrative Agent against presentation of documents which, on their face, appear to comply with the terms of any Letter of Credit but which in fact do not; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit in connection with which Administrative Agent would, pursuant to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended from time to time), be absolved from liability. In furtherance and not in limitation of the foregoing, Letter of Credit Issuer (or UMB in the case of UMB LCs) may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         18.10. CHANGES IN ACCOUNTING PRINCIPLES. If any Covered Person, at the end of its fiscal year and with the concurrence of its independent certified public accountants, changes the method of valuing the inventory of such Covered Person, or if any other changes in accounting principles from those used in the preparation of any of the Financial Statements are required by or result from the promulgation of principles, rules, regulations, guidelines, pronouncements or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or bodies with similar functions), and any of such changes result in a change in the method of calculation of, or affect the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of such Covered Person shall be the same after such changes as if such changes had not been made; provided, however, that until such changes are made, all financial covenants herein and all the provisions hereof which contemplate financial calculation hereunder shall remain in full force and effect.

         18.11. LOAN RECORDS. The date and amount of all Advances to Borrower and payments of amounts due from Borrower under the Loan Documents will be recorded in the records that Administrative Agent normally maintains for such types of transactions. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligation of Borrower to repay the Loans and other amounts payable under the Loan Documents. Borrower shall have

                                     53


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         the burden of proving that such records are not correct. Borrower agrees that Administrative Agent's and any Lender's books and records showing the Loan Obligations and the transactions pursuant to this Agreement shall be admissible in any action or proceeding arising therefrom, and shall constitute prima facie proof thereof, irrespective of whether any Loan Obligation is also evidenced by a promissory note or other instrument. Administrative Agent will provide to Borrower a monthly statement of Advances, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate and binding on Borrower and an account stated (except for reversals and reapplications of payments as provided in Section 6.7 and corrections of errors discovered by Administrative Agent or a Lender), unless Borrower notifies Administrative Agent in writing to the contrary within 30 days after such statement is rendered. In the event a timely written notice of objections is given by Borrower, only the items to which exception is expressly made will be considered to be disputed by Borrower.

         18.12. OTHER SECURITY AND GUARANTIES. Administrative Agent or any Lender may, in each case for the benefit of all of the Lenders, without notice or demand and without affecting Borrower's obligations hereunder, from time to time: (a) take from any Person (other than Borrower) and hold collateral for the payment of all or any part of the Loan Obligations and exchange, enforce and release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Loan Obligations and release or substitute any such endorser or guarantor, or any Person (other than Borrower) who has given any Security Interest in any other collateral as security for the payment of all or any part of the Loan Obligations, or any other Person (other than Borrower) in any way obligated to pay all or any part of the Loan Obligations.

         18.13. LOAN OBLIGATIONS PAYABLE IN DOLLARS. All Loan Obligations that are payable in Dollars under the terms of the Loan Documents shall be payable only in Dollars. If, however, to obtain a judgment in any court it is necessary to convert a Loan Obligation payable in Dollars into another currency, the rate of exchange used shall be that at which Administrative Agent, using its customary procedures, could purchase Dollars with such other currency in New York, New York on the Business Day immediately preceding the day on which such judgment is rendered. If any sum in another currency is paid to a Lender or received by a Lender and applied to a Loan Obligation payable in Dollars, such Loan Obligation shall be deemed paid and discharged only to the extent of the amount of Dollars that Administrative Agent, using its customary procedures, is able to purchase in New York, New York with such sum on the Business Day immediately following receipt thereof. Borrower agrees to indemnify each Lender against any loss in Dollars that it may incur on such Loan Obligation as a result of such payment or receipt and application to such Loan Obligation.

19.   MISCELLANEOUS.

         19.1. NOTICES. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing, and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or when deposited in the United States mail, postage prepaid, or the overnight courier services, when delivered to the overnight courier service, or in the case of telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or such other address as either party may designate by notice to the other in accordance with the terms of this Section. No notice given to or demand made on Borrower by Administrative Agent or any Lender in any instance shall entitle Borrower to notice or demand in any other instance.

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         19.2. AMENDMENTS AND MODIFICATIONS; WAIVERS AND CONSENTS. Unless
         otherwise provided herein, no amendment to or modification of any provision of this Agreement, or of any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers of Borrower and Required Lenders. Unless otherwise provided herein, no waiver of, or consent to any departure by Borrower from, the requirements of any provision of this Agreement or any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers of Required Lenders. Any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. The foregoing provisions of this Section notwithstanding, no such amendment, modification or consent or waiver shall, unless signed by authorized officers of Administrative Agent, Borrower and of all Lenders: (i) reduce or forgive the repayment of principal of any Advance or the reimbursement of any draw on a Letter of Credit, (ii) reduce the Eurodollar Revolving Margin or the Base Rate Revolving Margin or reduce the Revolving Loan Unused Fee, (iii) extend the Revolving Loan Maturity Date, (iv) change the provisions of Section 16 to the detriment of any Lender, (v) change the definition of Required Lenders herein, (vi) change the provisions of this Section 19.2, (vii) change any provisions of this Agreement requiring ratable distributions to Lenders, (viii) increase the Dollar Amount of the Letter of Credit Commitment, (ix) change or grant a consent or waiver to any breach or Default of or under Section 13.8,
         Section 14.3, or Section 14.4, or the definitions of "Funded Indebtedness", "EBITDA" or "EBITDAR" contained in Section 14.1, or (x) release a Guarantor from the Guaranty. In addition, the Dollar amount of the Revolving Loan Commitment of any Lender may not be increased without the consent of such Lender and the Borrower and Administrative Agent. No failure by Administrative Agent or any Lender to exercise, and no delay by Administrative Agent or any Lender in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Administrative Agent or any Lender of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege existing under any Law or otherwise.

         19.3. RIGHTS CUMULATIVE. Each of the rights and remedies of Administrative Agent and Lenders under this Agreement shall be in addition to all of its other rights and remedies under applicable Law, and nothing in this Agreement shall be construed as limiting any such rights or remedies.

         19.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and all future holders of the Notes and their respective successors and assigns, except that Borrower may not assign, delegate or transfer any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent and all Lenders. With respect to Borrower's successors and assigns, such successors and assigns shall include any receiver, trustee or debtor-in-possession of or for Borrower.

         19.5. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

         19.6. COUNTERPARTS. This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

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

         19.7. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Agreement, the Notes and the other Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

         19.8. COUNTERPART FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document.
         No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

         19.9. EFFECT OF MERGER OF BANK. Effective immediately upon the merger of Administrative Agent or a Lender with or into another financial institution, all references to Administrative Agent or such Lender under every Loan Document shall be deemed to be references to the surviving institution. If the surviving institution does not have a "Prime Rate," references in the Loan Documents to Prime Rate shall be deemed to be references to the reference rate (however it is designated) established from time to time by the surviving institution that is most similar to the Prime Rate.

         19.10. NEGOTIATED TRANSACTION. Borrower, Administrative Agent and each Lender represent each to the others that in the negotiation and drafting of this Agreement and the other Loan Documents they have been represented by and have relied upon the advice of counsel of their choice. Borrower and Administrative Agent affirm that their counsel have both had substantial roles in the drafting and negotiation of this Agreement and each Lender affirms that its counsel has participated in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by all of Borrower, Administrative Agent and Lenders, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

         19.11. CHOICE OF FORUM. SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE NORTHERN DISTRICT OF ILLINOIS AND THE STATE COURTS OF ILLINOIS LOCATED IN COOK COUNTY AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS
                                                           ----- --- ----------
         WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN ADMINISTRATIVE AGENT, LENDERS, AND BORROWER OR THE CONDUCT OF ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS
         DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING: EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS

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

         DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

         19.12. SERVICE OF PROCESS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES HEREOF, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS; OR AT ADMINISTRATIVE AGENT'S OR ANY LENDER'S OPTION, BY SERVICE UPON CT CORPORATION, WHICH BORROWER IRREVOCABLY APPOINTS AS BORROWER'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS. ADMINISTRATIVE AGENT OR SUCH LENDER SHALL PROMPTLY FORWARD BY REGISTERED MAIL ANY PROCESS SO SERVED UPON SAID AGENT TO BORROWER AT ITS ADDRESS ON THE SIGNATURE PAGES HEREOF. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         19.13. WAIVER OF JURY TRIAL. BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR EITHER OF THEM IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         19.14. INCORPORATION BY REFERENCE. All of the terms of the other Loan Documents are incorporated in and made a part of this Agreement by this reference.

         19.15. STATUTORY NOTICE - INSURANCE. The following notice is given pursuant to Section 10 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes
         (1996); nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

         UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US,

                                     57


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         BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS
         REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

         19.16. STATUTORY NOTICE - ORAL COMMITMENTS. Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan Documents:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

         Borrower acknowledges that there are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

                          [SIGNATURE PAGES FOLLOW]

                                     58


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.


ANGELICA CORPORATION, A MISSOURI CORPORATION, AS BORROWER

By: /s/ James W. Shaffer
   -----------------------------------------
Name: James W. Shaffer
Title: Vice President & Treasurer


Angelica Corporation
424 S. Woods Mill Road
Chesterfield, MO  63017
Attention: Chief Financial Officer
Phone: 314-854-3804
Fax: 314-854-3949

With a copy to:

Angelica Corporation
424 S. Woods Mill Road
Chesterfield, MO  63017
Attention: General Counsel
Phone: 314-854-3807
Fax: 314-854-3949

                         {SIGNATURE PAGES CONTINUE}


                            Signature Page 1 of 4

LASALLE BANK NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT AND A LENDER

By: /s/ Andrew K. Dawson
   -----------------------------------------
Name: Andrew K. Dawson
Title: First Vice President

NOTICE ADDRESS:

LaSalle Bank National Association
One Metropolitan Square
211 North Broadway, Suite 4050
St. Louis, MO 63102
Attention: Andrew K. Dawson, First Vice President
Phone: 314-613-1902
Fax: 314-621-1612

With a copy to:

Steven C. Drapekin, Esq.
Lewis, Rice & Fingersh, L.C.
500 N. Broadway, Suite 2000
St. Louis, MO 63102
Phone: 314-444-7600
Fax: 314-612-7692

APPLICABLE LENDING OFFICE:

LaSalle Bank National Association
One Metropolitan Square
211 North Broadway, Suite 4050
St. Louis, MO 63102
Attention: Andrew Dawson, First Vice President
Phone: 314-613-1902
Fax: 314-621-1612

                         {SIGNATURE PAGES CONTINUE}

                            Signature Page 2 of 4

UMB BANK, NATIONAL ASSOCIATION, A LENDER

By: /s/ Robert D. Vieth
   -----------------------------------------
Name: Robert D. Vieth
Title: Executive Vice President

NOTICE ADDRESS:

UMB Bank, National Association
2 South Broadway
St. Louis, Missouri 63102
Attention: Nicholas Mahan
Phone: 314-612-8053
Fax: 314-612-8150

APPLICABLE LENDING OFFICE:

UMB Bank, National Association
2 South Broadway
St. Louis, Missouri 63102
Attention: Nicholas Mahan
Phone: 314-612-8053
Fax: 314-612-8150

                         {SIGNATURE PAGES CONTINUE}

                            Signature Page 3 of 4

WELLS FARGO BANK, N.A., A LENDER

By: /s/ Eric Gudmestad
   -----------------------------------------
Name: Eric Gudmestad
Title: Vice President

NOTICE ADDRESS:

Wells Fargo Bank, N.A.
120 South Central Avenue
St. Louis, Missouri 63105
Attention: Eric Gudmestad
Phone: 314-290-5099
Fax: 314-726-3173

APPLICABLE LENDING OFFICE:

Wells Fargo Bank, N.A.
120 South Central Avenue
St. Louis, Missouri 63105
Attention: Eric Gudmestad
Phone: 314-290-5099
Fax: 314-726-3173


                            Signature Page 4 of 4


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

                                 EXHIBIT 2.1
                                  GLOSSARY


ACQUIRING COMPANY -- the Person obligated to pay or provide the consideration payable in connection with a Permitted Acquisition upon the consummation thereof.

ACQUISITION DOCUMENTS -- in the case of any Permitted Acquisition, the documents to which Borrower or any other Covered Person is a party and under which such Permitted Acquisition is contemplated, and all of the foregoing at any time after a Permitted Acquisition has occurred.

ADJUSTED BASE RATE -- is defined in Section 4.4.

ADJUSTED EURODOLLAR RATE -- is defined in Section 4.5.

ADMINISTRATIVE AGENT -- LaSalle in its capacity as Administrative Agent under this Agreement, and its successors and assigns in such capacity.

ADVANCE -- a Revolving Loan Advance or a Swingline Advance.

ADVANCE DATE -- the date on which an Advance is requested by Borrower to be made, or is otherwise contemplated or intended to be made, as provided herein.

AFFILIATE -- with respect to any Person, (a) any other Person who is a partner, director, officer, stockholder, member, partner or other equity holder of such Person; and (b) any other Person which, directly or indirectly, through one or more intermediaries, is in control of, is controlled by or is under common control with such Person, and any partner, director, officer or stockholder, member, partner or other equity holder of such other Person described. For purposes of this Agreement, control of a Person by another Person shall be deemed to exist if such other Person has the power, directly or indirectly, either to (i) vote twenty percent (20%) or more of the securities, membership interests or other equity interest having the power to vote in an election of directors or managers of such Person, or (ii) direct the management of such Person, whether by contract or otherwise and whether alone or in combination with others.

AGGREGATE COMMITMENT -- the Aggregate Revolving Loan Commitment.

AGGREGATE LOAN -- the Aggregate Revolving Loan.

AGGREGATE REVOLVING LOAN -- the from time to time outstanding principal balance of all Revolving Loan Advances.

AGGREGATE REVOLVING LOAN COMMITMENT -- the aggregate commitments of Lenders as stated in Section 3.1.1 to fund Revolving Loan Advances, as it may be changed as provided herein.

APPLICABLE LENDING OFFICE -- means, for Administrative Agent and each Lender and for each Loan, the Applicable Lending Office of Administrative Agent or such Lender (or of an Affiliate of such Lender) designated for such Loan on the signature pages hereof or such other office of such Lender (or an Affiliate of Administrative Agent or such Lender) as Administrative Agent or such Lender may from time to time specify to Administrative Agent (in the case of another Lender) and Borrower by written notice in accordance with the terms hereof as the office by which its Loans are to be made and maintained.

APPROVED OPTION -- is defined in Section 6.3.3.2.

BASE RATE -- for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate (as such rate may fluctuate from time to time as provided for herein) for such day plus .50% and (b) the Prime Rate (as such rate may fluctuate from time to time as provided for herein) for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate. The interest rate so designated from time to time as the Base Rate by Administrative Agent is a reference rate and does not necessarily represent the lowest or best rate charged to any customer of Administrative Agent or any other Lender.

BASE RATE ADVANCE -- an Advance that will become a Base Rate Loan.

BASE RATE REVOLVING MARGIN -- is specified in Section 4.6.

BASE RATE LOAN -- any portion of a Loan on which interest accrues at the Base Rate.

BORROWER -- as defined in the introductory paragraph to this Agreement.

BORROWING OFFICER -- each officer of Borrower who is authorized to submit a request for an Advance or the issuance of a Letter of Credit on behalf of Borrower.

BUSINESS DAY -- a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the Laws of either the United States or the State of Illinois, and when used in connection with Eurodollar Loans, also a day other than any day on which dealings in U.S. Dollar deposits are not carried on in the London interbank market.

CAPITAL LEASE -- any lease that has been or should be capitalized under GAAP.

CHARTER DOCUMENTS -- the articles or certificate of incorporation and bylaws of a corporation; the certificate of limited partnership and partnership agreement of a limited partnership; the partnership agreement of a general partnership; the articles of organization and operating agreement of a limited liability company; or the indenture of a trust.

COBRA -- the Consolidated Omnibus Budget Reconciliation Act.

CODE -- the Internal Revenue Code of 1986 and all regulations thereunder of the IRS.

COMMITMENT -- either the Revolving Loan Commitment of a Lender, the Swingline Commitment of Administrative Agent, or the Letter of Credit Commitment of Letter of Credit Issuer.

COMMONLY CONTROLLED ENTITY -- a Person which is under common control with another Person within the meaning of Section 414(b) or (c) of the Code.

CONTRACT -- any contract, note, bond, indenture, deed, mortgage, deed of trust, security agreement, pledge, hypothecation agreement, assignment, or other agreement or undertaking, or any security.

COVERED PERSON -- defined in Section 2.3.

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

DEFAULT -- any of the events listed in Section 15.1 of this Agreement, without giving effect to any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any other condition, event or act.

DEFAULT RATE -- the rate of interest payable on each Loan after its Maturity and in certain other circumstances as provided in Section 4.10.

DISCLOSURE SCHEDULE -- the disclosure schedule of Borrower attached hereto as Exhibit 10.

DOLLARS and the sign $ -- lawful money of the United States.

DEFAULTING LENDER -- is defined in Section 7.5.1.

EBITDA -- is defined in Section 14.1.

EFFECTIVE DATE -- the date when this Agreement is effective as provided in
Section 1.

ELIGIBLE ASSIGNEE -- means (i) a Lender; (ii) an Affiliate of a Lender; and
(iii) any other Person approved by Administrative Agent; provided, however, that neither Borrower, any Covered Person, any Guarantor nor an Affiliate of Borrower or Guarantor shall qualify as an Eligible Assignee.

EMPLOYMENT LAW -- ERISA, the Occupational Safety and Health Act, the Fair Labor Standards Act, or any other Law pertaining to the terms or conditions of labor or safety in the workplace or discrimination or sexual harassment in the workplace.

ENVIRONMENTAL LAW -- the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Clean Air Act, or any other federal, state, or local Law (excluding foreign and international law) pertaining to environmental quality or remediation of Hazardous Material.

EPA -- the United States Environmental Protection Agency.

ERISA -- the Employee Retirement Income Security Act of 1974.

ERISA AFFILIATE -- as to any Person, any trade or business (irrespective of whether incorporated) which is a member of a group of which such Person is a member and thereafter treated as a single employer under 414(b), (c), (m) or
(o) of the Code or applicable Treasury Regulations.

EURODOLLAR ADVANCE -- an Advance that will become a Eurodollar Loan.

EURODOLLAR REVOLVING MARGIN -- is defined in Section 4.5.

EURODOLLAR LOAN -- any portion of an Aggregate Loan on which interest accrues at the Adjusted Eurodollar Rate.

EURODOLLAR RATE -- for the applicable Interest Period therefor, the interest rate per annum equal to the quotient of

         (i) the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%), as determined by Administrative Agent as appearing on the Dow Jones Market Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m.

         (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.
         If for any reason such rate is not available, the term Eurodollar Rate shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period (provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/16 of 1%)), divided by

         (ii) an amount equal to one minus the maximum rate (expressed as a decimal) at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the FRB or any other Governmental Authority to which any Lender is subject (or any successor) against, including, in the case of Eurodollar Loans, Eurocurrency liabilities (as such term is used in Regulation D). Without limiting the effect of the foregoing, the reserve requirement shall reflect any other reserves required to be maintained by any Lender with respect to any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or any category of extensions of credit or other assets which include Eurodollar Loans. (The entire amount of a Eurodollar Loan shall be deemed to constitute a Eurocurrency liability and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or setoffs which may be available from time to time to any Lender under Regulation D.) The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirements.

EVENT OF DEFAULT -- any of the events listed in Section 15.1 of this Agreement as to which any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any further condition, event or act has been satisfied.

EXECUTION DATE -- the date when this Agreement has been executed.

EXISTING DEFAULT -- a Default which has occurred and is continuing, or an Event of Default which has occurred, and which has not been waived in writing by the Required Lenders, or all of the Lenders if required by
Section 19.2.

EXISTING INDEBTEDNESS -- means, collectively, (i) all Indebtedness and obligations owing to UMB Bank, National Association, (ii) Commerce Bank, N.A., (iii) Prudential Insurance Company of America, (iv) Nationwide Life Insurance Company, (v) American United Life Insurance Company, (vi) Modern Woodmen of America, and (vii) Aid Association for Lutherans.

EXISTING REIMBURSEMENT OBLIGATIONS -- means the face amount of the existing letters of credit, which are identified by the issuing financial institution, letter of credit number, face amount, and expiry, all as listed on Exhibit 12.11.3 attached hereto.

FEDERAL FUNDS RATE -- for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent.

FINANCIAL STATEMENTS -- the most recent of the Initial Financial Statements and the financial statements of Borrower required to be furnished to Administrative Agent under Section 12.11 of this Agreement.

FIXED CHARGES -- is defined in Section 14.1.

FRB -- the Board of Governors of the Federal Reserve System and any successor thereto or to the functions thereof.

FRONTING FEE -- the fee payable to Letter of Credit Issuer as required in
Section 5.4.

FUNDED INDEBTEDNESS -- is defined in Section 14.1.

GAAP -- those generally accepted accounting principles set forth in Statements of the Financial Accounting Standards Board and in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support in the United States and are applicable in the circumstances, as applied on a consistent basis.

GOVERNMENTAL AUTHORITY -- the federal government of the United States; the government of any foreign country that is recognized by the United States or is a member of the United Nations; any state of the United States; any local Government or municipality within the territory or under the jurisdiction of any of the foregoing; any department, agency, division, or instrumentality of any of the foregoing; and any court, arbitrator, or board of arbitrators whose orders or judgments are enforceable by or within the territory of any of the foregoing.

GROUP -- as used in Regulation 13-D issued by the Securities and Exchange Commission.

GUARANTOR -- each of the Persons required under this Agreement to execute and deliver to Administrative Agent for the benefit of Lenders a guaranty of part or all of the Loan Obligations. On the effective date, Angelica Textile Services, Inc., a New York corporation, Angelica Textile Services, Inc., a California corporation, Southern Service Company, a California corporation, and Angelica Realty Co., a California corporation are each Guarantors and have executed an unlimited Guaranty of all the Loan Obligations.

GUARANTY -- each guaranty of part (if acceptable to Administrative Agent) or all of the Loan Obligations executed and delivered to Administrative Agent for the benefit of Lenders by any Guarantor.

HAZARDOUS MATERIAL -- any hazardous, radioactive, toxic, solid or special waste, material, substance or constituent thereof, or any other such substance (as defined under any applicable Law or regulation), including any asbestos or asbestos containing material. HAZARDOUS MATERIAL does not include materials or products containing hazardous constituents which are not considered to be waste under the applicable Environmental Law or which are considered to be waste but are transported, handled or disposed of in accordance with the applicable Environmental Law, or asbestos or asbestos containing material which is not friable.

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

HEALTHCARE DIVESTITURE -- means the sale of all of substantially all of the assets associated with Borrower's healthcare manufacturing and marketing of specialized uniforms business segment.

INDEBTEDNESS -- as to any Person at any particular date, any contractual obligation enforceable against such Person (i) to repay borrowed money; (ii) to pay the deferred purchase price of property or services; (iii) to make payments or reimbursements with respect to bank acceptances or to a factor;
(iv) to make payments or reimbursements with respect to letters of credit whether or not there have been drawings thereunder; (v) with respect to which there is any Security Interest in any property of such Person; (vi) to make any payment or contribution to a Multi-Employer Plan; (vii) that is evidenced by a note, bond, debenture or similar instrument; (viii) under any conditional sale agreement or title retention agreement; or (ix) to pay interest or fees with respect to any of the foregoing. INDEBTEDNESS also includes any other Obligation that either (i) is non-contingent and liquidated in amount or (ii) should under GAAP be included in liabilities and not just as a footnote on a balance sheet.

INDIRECT OBLIGATION -- as to any Person, (a) any guaranty by such Person of any Obligation of another Person; (b) any Security Interest in any property of such Person that secures any Obligation of another Person; (c) any enforceable contractual requirement that such Person (i) purchase an Obligation of another Person or any property that is security for such Obligation, (ii) advance or contribute funds to another Person for the payment of an Obligation of such other Person or to maintain the working capital, net worth or solvency of such other Person as required in any documents evidencing an Obligation of such other Person, (iii) purchase property, securities or services from another Person for the purpose of assuring the beneficiary of any Obligation of such other Person that such other Person has the ability to timely pay or discharge such Obligation,
(iv) grant a Security Interest in any property of such Person to secure any Obligation of another Person, (v) otherwise assure or hold harmless the beneficiary of any Obligation of another Person against loss in respect thereof; (d) any Obligation arising from the endorsement by such Person of an instrument; (e) any Obligation of such Person as a surety; and (f) any other contractual requirement enforceable against such Person that has the same substantive effect as any of the foregoing. The term INDIRECT OBLIGATION does not, however, include the endorsement by a Person of instruments for deposit or collection in the ordinary course of business or the liability of a general partner of a partnership for Obligations of such partnership. The amount of any Indirect Obligation of a Person shall be deemed to be the stated or determinable amount of the Obligation in respect of which such Indirect Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

INITIAL FINANCIAL STATEMENTS -- the financial statements (not including the proforma financial statements) of Borrower referred to in Section 8.1.2.

INTEREST EXPENSE -- is defined in Section 14.1.

INTEREST HEDGE OBLIGATION -- any obligations of Borrower to Administrative Agent or any Affiliate of Administrative Agent under an agreement or agreements between Borrower and Administrative Agent or any Affiliate of Administrative Agent under which the exposure of Borrower to fluctuations in interest rates is effectively limited, whether in the form of one or more interest rate cap, collar, or corridor agreements, interest rate swaps, or the like, or options therefor.

INTEREST PERIOD -- the period during which a particular Adjusted Eurodollar Rate applies to a Eurodollar Loan, as selected by Borrower as provided in
Section 4.7.

INVESTMENT -- (a) a loan or advance of money or property to a Person, (b) stock, membership interest, or other equity interest in a Person, (c) a debt instrument issued by a Person, whether or not convertible to stock, membership interest, or other equity interest in such Person, or (d) any other interest in or rights

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

with respect to a Person which include, in whole or in part, a right to share, with or without conditions or restrictions, some or all of the revenues or net income of such Person.

IRS -- the Internal Revenue Service.

LASALLE -- LaSalle Bank National Association.

LAW -- any statute, rule, regulation, order, judgment, award or decree of any Governmental Authority.

LENDER -- any one of the lenders listed on Exhibit 3 to this Agreement, including Administrative Agent in its capacity as a lender, or any Person who takes an assignment from any of such lenders of all or a portion of its rights and obligations as a lender under this Agreement pursuant to Section
18.4.1 and an Assignment and Acceptance as provided therein.

LENDERS' EXPOSURE -- the sum of the Aggregate Revolving Loan Commitment, the Swingline Loan, and the Letter of Credit Exposure.

LETTER OF CREDIT -- any standby or commercial (documentary) letter of credit issued by Letter of Credit Issuer pursuant to the Letter of Credit Commitment and also including the UMB LCs.

LETTER OF CREDIT COMMITMENT -- the commitment of the Letter of Credit Issuer to issue Letters of Credit as provided in Section 3.3.

LETTER OF CREDIT EXPOSURE -- the undrawn amount of all outstanding letters of credit issued under the Letter of Credit Commitment, plus the undrawn amount of all UMB LCs, plus all amounts drawn on any and all such letters of credit and not yet reimbursed by Borrower.

LETTER OF CREDIT FEE -- the fee payable to Administrative Agent and Lenders (or UMB for the UMB LCs for the benefit of the Lenders) as required in
Section 5.3.

LETTER OF CREDIT ISSUER -- LaSalle, or any other Lender succeeding to LaSalle's commitment to issue Letters of Credit pursuant to Section 3.3.

LOAN -- a Revolving Loan or a Swingline Loan.

LOAN AGREEMENT -- this Agreement.

LOAN DOCUMENTS -- this Agreement, the Notes, the Guaranties, any reimbursement agreement between Borrower and the Letter of Credit Issuer, and all other agreements, certificates, documents, instruments and other writings executed from time to time in connection herewith or related hereto.

LOAN OBLIGATIONS -- all of Borrower's Indebtedness owing to Letter of Credit Issuer, Administrative Agent or Lenders under the Loan Documents, whether as principal, interest, fees or otherwise, all reimbursement obligations of Borrower to Letter of Credit Issuer or Lenders with respect to the Letter of Credit Exposure (including, without limitation, the UMB LCs), all Obligations to Administrative Agent, and all other obligations and liabilities of Borrower to Administrative Agent or Lenders under the Loan Documents and all Interest Hedge Obligations (in each case including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise,

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

including but not limited to the obligation of Borrower to repay future advances by Administrative Agent or Lenders hereunder, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower, Administrative Agent or Lenders in the Loan Documents.

LOAN YEAR -- means a twelve month period beginning on the Effective Date (or an annual anniversary thereof).

LOCAL TIME -- the local time in the city in which Administrative Agent's address is located, as set forth on the signature page hereto (as changed from time to time in accordance with the terms hereof).

MARGIN -- Base Rate Revolving Margin or Eurodollar Revolving Margin.

MATERIAL ADVERSE EFFECT -- as to Borrower or any Covered Person and with respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, investigation or proceeding), material adverse effect on (i) the business, operations, revenues, financial condition, property, or business prospects of the Covered Persons taken as a whole, (ii) the value of its assets taken as a whole, (iii) the validity or enforceability of the Loan Documents, (iv) the ability of any Covered Person to timely pay or perform such Covered Person's Obligations generally as they become due, (v) in the case of Borrower specifically, the ability of Borrower to pay or perform any of Borrower's Obligations to Lender, or (vi) in the case of a Guarantor specifically, the ability of such Guarantor to pay or perform any of its Obligations under the terms of its Guaranty.

MATERIAL AGREEMENT -- as to any Person, any Contract to which such Person is a party or by which such Person is bound which, if violated or breached, has or is reasonably likely to have a Material Adverse Effect on such Person, any Covered Person or any Guarantor, including without limitation all Acquisition Documents.

MATERIAL LAW -- any separately enforceable provision of a Law whose violation by a Person has or is reasonably likely to have a Material Adverse Effect on such Person or any Covered Person or any Guarantor.

MATERIAL LICENSE -- (i) as to any Covered Person, any license, permit or consent from a Governmental Authority or other Person and any registration and filing with a Governmental Authority or other Person which if not obtained, held or made by such Covered Person has or is reasonably likely to have a Material Adverse Effect on such Covered Person or any other Covered Person or any Guarantor, and (ii) as to any Person who is a party to this Agreement or any of the other Loan Documents, any license, permit or consent from a Governmental Authority or other Person and any registration or filing with a Governmental Authority or other Person that is necessary for the execution or performance by such party, or the validity or enforceability against such party, of this Agreement or such other Loan Document.

MATERIAL OBLIGATION -- as to any Person, an Obligation of such Person which if not fully and timely paid or performed has or is reasonably likely to have a Material Adverse Effect on such Person or any Covered Person or any Guarantor.

MATERIAL PROCEEDING -- any litigation, investigation or other proceeding by or before any Governmental Authority (i) which involves any of the Loan Documents or any of the transactions contemplated thereby, or involves a Covered Person or a Guarantor as a party or any property of Covered Person or a Guarantor, and has or is reasonably likely to have a Material Adverse Effect on a Covered Person or a Guarantor if adversely determined, (ii) in which there has been issued an injunction, writ, temporary restraining order or any other order of any nature which purports to restrain or enjoin the making of any Advance, the consummation of any other transaction contemplated by the Loan

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

Documents, or the enforceability of any provision of any of the Loan Documents, (iii) which involves the actual or alleged breach or violation by a Covered Person of, or default by a Covered Person under, any Material Agreement, or (iv) which involves the actual or alleged violation by a Covered Person or any Guarantor of any Material Law.

MATURITY -- as to any Indebtedness, the time when it becomes payable in full, whether at a regularly scheduled time, because of acceleration or otherwise.

MAXIMUM AVAILABLE AMOUNT -- the maximum Dollar amount available for Revolving Loan Advances on any date as limited in Section 3.1.2, as it may be changed as provided herein.

MULTI-EMPLOYER PLAN -- a Pension Benefit Plan which is a multi-employer plan as defined in Section 4001(a)(3) of ERISA.

NON-HEALTHCARE DIVESTITURE -- means the sale of all of substantially all of the assets associated with Borrower's non-healthcare manufacturing and marketing of specialized uniforms business segment.

NOTE -- any Revolving Note or the Swingline Note.

OBLIGATION -- as to any Person, any Indebtedness of such Person, any guaranty by such Person of any Indebtedness of another Person, and any contractual requirement enforceable against such Person that does not constitute Indebtedness of such Person or a guaranty by such Person but which would involve the expenditure of money by such Person if complied with or enforced.

OBLIGATIONS TO ADMINISTRATIVE AGENT -- exclusive of all the Loan Obligations, all of Borrower's Indebtedness owing to Administrative Agent (whether as principal, interest, fees or otherwise), all obligations of Borrower under agreements between Borrower and Administrative Agent under which the exposure of Borrower to fluctuations in interest rates is effectively limited, whether in the form of interest rate cap, collar or corridor agreements, interest rate swaps, or the like, or options therefor, all Indirect Obligations of Borrower owing to Administrative Agent, all reimbursement obligations of Borrower to Administrative Agent with respect to letters of credit, and all other obligations and liabilities of Borrower to Administrative Agent including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or acquired by Administrative Agent outright, conditionally or as collateral security from another, including the obligation of Borrower to repay future advances by Administrative Agent, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower and Administrative Agent.

PBGC -- the Pension Benefit Guaranty Corporation.

PENSION BENEFIT PLAN -- any pension or profit-sharing plan which is covered by Title I of ERISA and all other benefit plans, in each case in respect of which a Covered Person or a Commonly Controlled Entity of such Covered Person is an employer as defined in Section 3(5) of ERISA.

PERMITTED ACQUISITIONS -- any acquisition by Borrower or a Covered Person of stock, membership interests, or other equity interests of another Person or the assets of another Person permitted under Section 13.5.

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

PERMITTED INDEBTEDNESS -- Indebtedness that Borrower is permitted under
Section 13.2 to incur, assume, or allow to exist.

PERMITTED INDIRECT OBLIGATIONS -- Indirect Obligations that Borrower is permitted under Section 13.3 to create, incur, assume, or allow to exist.

PERMITTED INVESTMENTS -- Investments that Borrower is permitted under
Section 13.1 to make in other Persons.

PERMITTED SECURITY INTERESTS -- Security Interests that Borrower is permitted under Section 13.4 to create, incur, assume, or allow to exist.

PERSON -- any individual, partnership, corporation, trust, unincorporated association, joint venture, limited liability company, Governmental Authority, or other organization in any form that has the legal capacity to sue or be sued. If the context so implies or requires, the term Person includes Borrower.

PRIME RATE -- on any day, the rate of interest per annum then most recently established by Administrative Agent as its Prime Rate. Such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Administrative Agent to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market interest rates in general.

PROFORMA FINANCIAL STATEMENTS -- the proforma financial statements referred to in Section 8.1.2.

REDEMPTION/DISTRIBUTION -- is defined in Section 13.7.

REGULATION D, REGULATION T, REGULATION U and REGULATION X -- respectively, Regulation D issued by the FRB, Regulation T issued by the FRB, Regulation U issued by the FRB and Regulation X issued by the FRB.

REPORTABLE EVENT -- a reportable event as defined in Title IV of ERISA or the regulations thereunder.

REPRESENTATIONS AND WARRANTIES -- The representations and warranties made by any Covered Person with respect to itself and any other Covered Persons in
Section 10, and the representations and warranties made in any other Loan Document or certificate, report, opinion or other document delivered by Borrower, any Guarantor, or any other Covered Person pursuant to the Loan Documents, as such representations and warranties are modified from time to time as provided in Section 11.

REQUIRED LENDERS -- defined in Section 2.4.

RESPONSIBLE OFFICER -- as to any Person that is not an individual, partnership, limited liability company or trust, the Chairman of the Board of Directors, the President, the chief executive officer, the chief operating officer, the Chief Financial Officer, the Treasurer, any Assistant to the Treasurer, or any Vice President in charge of a principal business unit; as to any partnership, any individual who is a general partner thereof or any individual who has general management or administrative authority over all or any principal unit of the partnership's business; as to any limited liability company, any managing member, or manager, any individual who has general management or administrative authority over all or any principal unit of the limited liability company's business; and as to any trust, any individual who is a trustee.

REVOLVING LOAN -- any Lender's pro-rata share of the Aggregate Revolving
Loan.

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

REVOLVING LOAN ADVANCE -- an Advance by Administrative Agent that is to be funded by Lenders under the Aggregate Revolving Loan Commitment.

REVOLVING LOAN COMMITMENT -- the commitment of each Lender as stated in
Section 3.1.1. to fund Revolving Loan Advances.

REVOLVING LOAN MATURITY DATE -- the date when Borrower must repay the amount of Aggregate Revolving Loan then outstanding as provided in Section 6.1.2.

REVOLVING LOAN UNUSED FEE -- the fee described in Section 5.2.

REVOLVING NOTE -- any note delivered to a Lender as required by Section
3.1.3 to evidence Borrower's obligation to repay such Lender's Revolving
Loan.

SECURITY INTEREST -- as to any item of tangible or intangible property, any interest therein or right with respect thereto that secures an Obligation or Indirect Obligation, whether such interest or right is created under a Contract, or by operation of law or statute (such as but not limited to a statutory lien for work or materials), or as a result of a judgment, or which arises under any form of preferential or title retention agreement or arrangement (including a conditional sale agreement or a lease) that has substantially the same economic effect as any of the foregoing; provided however, that the term "Security Interest" is not intended to include a notice filing by a lessor regarding ownership of property subject to a true operating lease so long as such notice filing or any related agreement does not contain a grant of a lien or security interest and does not cover property or assets not subject to such true operating lease.

SELLER -- any Person who is a party to any Permitted Acquisition other than Borrower or a Covered Person.

SMALL PERMITTED ACQUISITIONS -- is defined in Section 13.5.

SOLVENT -- as to any Person, such Person not being "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (the "UFTA") or Section 3 of the Illinois Uniform Fraudulent Transfer Act set forth in Section 160/3 of the Illinois Compiled Statutes (1996) (the "Illinois UFTA"), (ii) such Person not having unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the Illinois UFTA, and (iii) such Person not being unable to pay such Person's debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the Illinois UFTA.

STOCK DIVIDEND -- is defined in Section 13.7.

SUBSIDIARY -- as to any Person, another Person with respect to which more than 40% of the outstanding shares of stock or other equity interests of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned by such Person or by one or more Subsidiaries of such Person.

SURVIVING COMPANY -- as applicable, either (i) the Person that will own the assets to be acquired from a Target Company in a Permitted Acquisition upon the consummation thereof, or (ii) the survivor of the merger of an Acquiring Company with the Target Company in a Permitted Acquisition upon the consummation thereof.

SWINGLINE ADVANCE -- an advance by Administrative Agent to Borrower under the Swingline Commitment.

SWINGLINE COMMITMENT -- the commitment of Administrative Agent as stated in
Section 3.2.1 to make Swingline Advances.

SWINGLINE LOAN -- the from time to time outstanding principal balance of all Swingline Advances.

TARGET COMPANY -- the Person whose assets or stock, membership interests, or other equity interests will be acquired in a Permitted Acquisition upon the consummation thereof, or if applicable, with which an Acquiring Company will merge in a Permitted Acquisition upon the consummation thereof.

TAX -- as to any Person, any tax, duty, impost, deduction, charges, withholdings, assessment, fee, or other charge 1evied by a Governmental Authority (and all liabilities associated therewith) on the income or property of such Person, including any interest or penalties thereon, and which is payable by such Person.

THIS AGREEMENT -- this document (including every document that is stated herein to be an appendix, exhibit or schedule hereto, whether or not physically attached to this document).

UCC -- the Uniform Commercial Code as in effect from time to time in the State of Illinois or such other similar statute as in effect from time to time in Illinois or any other appropriate jurisdiction.

UMB -- UMB Bank, National Association, and its successors and assigns.

UMB LCS -- is defined in Section 3.4.

UNITED STATES -- when used in a geographical sense, all the states of the United States of America and the District of Columbia; and when used in a legal jurisdictional sense, the government of the country that is the United States of America.

UPFRONT FEE -- the fee payable to Administrative Agent as required in
Section 5.1.

WAGE AND HOUR LAWS -- the Davis-Bacon Act, the Service Contract Act, the Contract Work Hours & Safety Standards Act and any other federal Law governing wage compensation or hours of work.

WELFARE BENEFIT PLAN -- any plan described by Section 3(1) of ERISA.

                                      EXHIBIT 3
                                      ---------

                      LENDERS' COMMITMENTS AND PRO-RATA SHARES

-------------------------------------------------------------------------------------------
                                                       REVOLVING LOAN          PRO-RATA
         LENDER                   TOTALS                 COMMITMENT             SHARES
-------------------------------------------------------------------------------------------
LaSalle Bank National         $30,000,000.00           $30,000,000.00        42.857142858%
Association
-------------------------------------------------------------------------------------------
UMB Bank, National            $20,000,000.00           $20,000,000.00        28.571428571%
Association
-------------------------------------------------------------------------------------------
Wells Fargo Bank, N.A.        $20,000,000.00           $20,000,000.00        28.571428571%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
AGGREGATES                    $70,000,000.00           $70,000,000.00       100.000000000%
-------------------------------------------------------------------------------------------

                                EXHIBIT 7.10
                           FORM OF ADVANCE REQUEST

Renne Marion
LaSalle Bank National Association, as Administrative Agent
135 S. LaSalle
Chicago, IL  60603

Via Fax Transmission: (312) 904-4448

Dear Renee:

Please effect the following transactions under our Loan Agreement dated as of May 30, 2002, as amended from time to time. All movement of funds should
take place through our DDA #            .
                             -----------

           REVOLVER
 ----------

     Base Rate Option (12:00 noon same day notification)
           Effective Date:
                                      ---------------
           Current Balance:
                                      ---------------
           Advance/(Payment) Amt:                   (min. $500,000)
                                      ---------------
           Ending Balance:
                                      ---------------

     Swing Line (12:00 noon same day notification) (BASE RATE ONLY)
           Effective Date:
                                      ---------------
           Current Balance:
                                      ---------------
           Advance/(Payment) Amt:                    (min. $500,000)
                                      ---------------
           Ending Balance:
                                      ---------------

     Eurodollar Rate Option 12:00 noon 3 business days notification -
       limit 5 Interest Periods
           Effective Date:
                                      ---------------
           Maturing Amount:
                                      ---------------
           Increase/(Decrease) Amt:                  (increments: $500,000)
                                      ---------------
           Conversion from/(to) Prime:
                                      ---------------
           New Eurodollar Amount:                    (min: $1,000,000)
                                      ---------------
           Interest Period:                          (30, 60, 90, or 180 days)
                                      ---------------
           Maturity Date:             to be set by Bank
           All-In Rate:               to be set by Bank


Sincerely,

Angelica Corporation


By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------

                                EXHIBIT 8.1.1
                       DOCUMENTS AND REQUIREMENTS LIST


DELIVER AND/OR EXECUTE ON EXECUTION DATE

1) Loan Agreement, together with all exhibits and schedules (including the Disclosure Schedule)

2)  $30,000,000 Revolving Note payable to LaSalle Bank National Association

3)  $20,000,000 Revolving Note payable to UMB Bank, National Association

4)  $20,000,000  Revolving Note payable to Wells Fargo Bank, N.A.

5)  $5,000,000 Swingline Note payable to LaSalle Bank National Association

6) Guaranty executed by Angelica Textile Services, Inc., a New York corporation, Angelica Textile Services, Inc., a California corporation, Southern Service Company, a California corporation, and Angelica Realty Co., a California corporation.

7)  Borrower's Closing Certificate.

8)  Solvency Certificate for Borrower.

9)  Notice of Borrowing/Disbursement Letter signed by Borrower.

10) Master Letter of Credit Agreement (LaSalle Bank standard form).

11) Payoff letter from:

    a)  Commerce Bank, N.A.,
    b)  United Missouri Bank, N.A.,
    c)  Prudential Insurance Company of America,
    d)  Nationwide Life Insurance Company,
    e)  American United Life Insurance Company,
    f)  Modern Woodmen of America, and
    g)  Aid Association for Lutherans.

12) Legal Opinion of ThompsonCoburn, Borrower's and each Guarantors' counsel.

13) Current Insurance Certificates for Borrower and each Covered Person evidencing that Borrower and each Covered Person has in force insurance meeting the applicable requirements of the Loan Agreement, showing LaSalle Bank National Association, as administrative agent for itself and the other lenders, as additional insured on all liability policies.

14) Secretary's Certificate (certifying resolutions, Articles or Certificate of Incorporation, Bylaws and Incumbency) for Borrower.

15) Secretary's Certificate (certifying resolutions, Articles or Certificate of Incorporation, Bylaws and Incumbency) for Angelica Textile Services, Inc., a New York corporation.

16) Secretary's Certificate (certifying resolutions, Articles or Certificate of Incorporation, Bylaws and Incumbency) for Angelica Textile Services, Inc., a California corporation.

17) Secretary's Certificate (certifying resolutions, Articles or Certificate of Incorporation, Bylaws and Incumbency) for Southern Service Company, a California corporation.

18) Secretary's Certificate (certifying resolutions, Articles or Certificate of Incorporation, Bylaws and Incumbency) for Angelica Realty Co., a California corporation.

19) Good Standing Certificates for Borrower from the Secretary of State of Missouri.

20) Good Standing Certificates for Angelica Textile Services, Inc., a New York corporation from the Secretary of State of New York.

21) Good Standing Certificates for Angelica Textile Services, Inc., a California corporation from the Secretary of State of California.

22) Good Standing Certificates for Southern Service Company, a California corporation from the Secretary of State of California.

23) Good Standing Certificates for Angelica Realty Co., a California corporation from the Secretary of State of California.

24) Initial Compliance Certificate for the financial covenants in Sections
    14.3 and 14.4 but not Section 14.2 (pro-forma as the close of the fiscal quarter closest to April 30, 2002).

25) UCC, tax lien, judgment lien, and pending suit searches for the following:

    a) ANGELICA CORPORATION
       i)   Secretary of State of Missouri
       ii)  St. Louis County, Missouri
       iii) City of St. Louis, Missouri

    b) ANGELICA TEXTILE SERVICES, INC. (UCC ONLY)
       i)   Secretary of State of New York
       ii)  Secretary of State of California

    c) SOUTHERN SERVICE COMPANY (UCC ONLY)
       i)   Secretary of State of California

    d) ANGELICA REALTY CO. (UCC ONLY)
       i)   Secretary of State of California

26) Current Financial Statements

                                 EXHIBIT 10

                       DISCLOSURE SCHEDULE OF BORROWER

                               EXHIBIT 12.11

                       FORM OF COMPLIANCE CERTIFICATE

TO:      LaSalle Bank National Association, as Administrative Agent

This Compliance Certificate is furnished pursuant to that certain Loan Agreement effective May 30, 2002 (as it may be amended, modified, restated or replaced from time to time, the Loan Agreement), among Angelica Corporation, a Missouri corporation (Borrower), LaSalle Bank National Association, as Administrative Agent for itself and the other Lenders (Administrative Agent) and the Lenders as defined in the Loan Agreement (Lenders). Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings defined in the Loan Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1.       I am the [CHIEF FINANCIAL OFFICER] [TREASURER] of Borrower.

         2. I have reviewed the terms of the Loan Agreement and the Loan Documents and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of Borrower and each other Covered Person during the accounting period covered by the attached Financial Statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Default or Event of Default as of the date of this Compliance Certificate; and to my knowledge all of the Representations and Warranties (including those of each Guarantor in its Guaranty) are true.

         4. <Use for annual financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal year ended _____, which are complete and correct in all material respects and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).>

                  <quarterly financial statements: Schedule I attached
                  hereto contains the Financial Statements for Borrower for the fiscal quarter ended _____, which are complete and correct in all material respects (subject to normal year-end audit adjustments) and have been prepared consistent with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).>

         5. Borrower and every other Covered Person is in compliance with all of the covenants in the Loan Agreement, including the financial covenants in Section 14, and Schedule II attached hereto contains calculations based on Borrower's financial statements and other financial records that show Borrower's compliance with such financial covenants. The calculations and the data upon which they are based are believed by me to be complete and correct.

This Compliance Certificate, together with the Schedules hereto, is executed
and delivered this      day of
                   ----        ---------------------.

                                  Angelica Corporation, a Missouri corporation

                                  By:
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------

                    SCHEDULE I TO COMPLIANCE CERTIFICATE
                    ------------------------------------

                      See current Financial Statements.

                    SCHEDULE II TO COMPLIANCE CERTIFICATE
                    -------------------------------------


               All calculations done in accordance with GAAP on a consolidated basis, in accordance with the provisions of the Loan Agreement
and based on the period ended                   . Any inconsistencies
                              ------------------
between the descriptions of the items set forth in this Schedule II and the terms of any of Sections 14.1 through 14.4 shall be resolved in favor of the terms set forth in Sections 14.1 through 14.4. Reference should be made to Sections 14.1 through 14.4 of the Loan Agreement for more specific instructions regarding the calculation periods and how the components of the financial covenants should be calculated.

NOTE: BORROWER SHALL ALSO INCLUDE THE CALCULATION NECESSARY FOR THE CALCULATIONS IN SECTION 4.6 AND SECTION 5.2.

I.   EBITDA AND EBITDAR (for preceding four fiscal quarters):

         (i)     Net Income                                                     $
                                                                                 ---------
         (ii)    Federal, State and Local Income Tax expense accrued
                 for as a liability                                             $
                                                                                 ---------
         (iii)   Interest Expense                                               $
                                                                                 ---------
         (iv)    Amortization of goodwill and other intangible assets
                 and depreciation expense taken or accrued for in
                 such period, without duplication                               $
                                                                                 ---------
         (v)     Extraordinary non-cash losses in such period incurred
                 or accrued for in such period, without duplication             $
                                                                                 ---------
         (vi)    Prepayment Penalty on Existing Indebtedness                    $
                                                                                 ---------
         (vii)   Losses from Discontinued Operations                            $
                                                                                 ---------
         (viii)  Sum of Items (i), (ii), (iii), (iv), (v), (vi) and (vii)       $
                                                                                 ---------
         (ix)    Extraordinary income/gain in such period incurred
                 or accrued for in such period, without duplication             $
                                                                                 ---------
         (x)     Income from Discontinued Operations                            $
                                                                                 ---------
         (xi)    Item (viii) minus Items (ix) and (x) EBITDA                    $
                                                                                 ---------
         (xii)   EBITDAR: sum of Item (viii) plus rental expense
                 minus the sum of Items (ix) and (x)                            $
                                                                                 ---------

II.  MINIMUM FIXED CHARGES COVERAGE (SECTION 14.2)

     A.  EBITDAR for preceding four fiscal quarters per Item I                  $
                                                                                 ---------

     B.  Fixed Charges for preceding four fiscal quarters:

         1.      Interest Expense                                               $
                                                                                 ---------
         2.      Sum of all scheduled principal payments on long term
                 Indebtedness of Borrower                                       $
                                                                                 ---------


                                     i



         3.      Federal, State and Local Income Taxes expense paid             $
                                                                                 ---------
         4.      Stock Dividends and Redemptions/Distributions
                 paid or accrued for, without duplication                       $
                                                                                 ---------
         5.      For each fiscal quarter (which represents a
                 pre-agreed to amount of maintenance capital
                 expenditures)                                                  $2,000,000
         6.      Rental expense
         7.      FIXED CHARGES (Sum of items 1 through 7)                       $
                                                                                 ---------

     C.  Ratio of Item A to Item B.5.                                                 :1.0
                                                                                   ---

     D.  Minimum Ratio required by Section 14.2 for such period                       :1.0
                                                                                   ---

III. FUNDED INDEBTEDNESS TO EBITDA (SECTION  14.3)


     A.  Funded Indebtedness as of any date                                     $
                                                                                 ---------

     B.  EBITDA for preceding four fiscal quarters per Item I                   $
                                                                                 ---------

     C.  Ratio of Item A to Item B                                              $
                                                                                 ---------

     D.  Maximum Ratio of Funded Indebtedness
         to EBITDA permitted by Section 14.3                                          :1.0
                                                                                   ---

IV.  MINIMUM NET WORTH (SECTION 14.4)

     A.  Actual Net Worth                                                       $
                                                                                 ---------

     B.  Minimum Net Worth Required by Section 14.4:
         $112,600,000 plus an aggregate amount equal
                      ----
         to 50% of quarterly Net Income (but only if a
         positive number, and with no reduction for losses)
         for each completed fiscal quarter of Borrower
         beginning with the fiscal quarter ended                                $
                                                 ---------                       ---------

V.   PERMITTED ACQUISITIONS (SECTION 13.5)

     A.  Aggregate Purchase Price of all Acquisitions
         since Effective Date                                                   $
                                                                                 ---------

     B.  Aggregate Purchase Price of Permitted Acquisitions in
         current Loan Year with negative EBITDA                                 $
                                                                                 ---------

         "purchase price" includes, without limitation, any deferred purchase price, seller notes, assumed Indebtedness, or similar items.

                               EXHIBIT 12.11.3

               STATEMENT OF EXISTING REIMBURSEMENT OBLIGATIONS

                               EXHIBIT 18.4.1


                                    FORM

                          ASSIGNMENT AND ACCEPTANCE
                         DATED: ___________, ______

         Loan Agreement effective May 30, 2002 (as it may be amended, modified, restated or replaced from time to time, the Loan Agreement) among Angelica Corporation, a Missouri corporation (Borrower), LaSalle Bank National Association, as Administrative Agent for itself and the other Lenders (Administrative Agent), and the Lenders as defined in the Loan Agreement (Lenders). Terms defined in the Loan Agreement are used herein with the same meaning.

The Assignor and the Assignee referred to on Schedule 1 agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Loan Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on
         Schedule 1 of all outstanding rights and obligations under the Loan Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Covered Person or the performance or observance by any Covered Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note (s) held by the Assignor and requests that Administrative Agent exchange such Note (s) for new Note (s) payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

3. The Assignee (i) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements referred to in Section thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal
         Revenue Service or other forms required under Section   .

4. Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent. The effective date for this Assignment and Acceptance (the Effective Date) shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on
         Schedule 1.

5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Loan Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Notes for periods prior to the Effective Date directly between themselves.

7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of
         Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                 SCHEDULE 1
                                     to
                          ASSIGNMENT AND ACCEPTANCE


Percentage interest assigned:                          %
                                              ---------

Assignee's Commitment:                        $
                                               --------

Aggregate outstanding principal
 amount of Loans assigned:                    $
                                               --------

Principal amount of Note payable to Assignee: $
                                               --------

Principal amount of Note payable to Assignor: $
                                               --------

Effective Date (if other than date of
 acceptance by Administrative Agent):       *                     ,
                                                ------------------  --------

                                            [NAME OF ASSIGNOR], as Assignor



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            Dated:                 ,
                                                  -----------------  ----------


                                            [NAME OF ASSIGNEE], as Assignee


                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            Applicable Lending Office:

*This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Administrative Agent.

Accepted [and Approved]
This     day of                 ,
     ---        ----------------  -------

LaSalle Bank National Association, as Administrative Agent



By:
   ----------------------------------------
Title:
      -------------------------------------




Accepted [and Approved]**
This     day of                 ,
     ---        ----------------  -------

                , for itself and each of the Borrower
----------------


By:
   ----------------------------------------
Title:
      -------------------------------------


**Approval of Borrower required only if there is no Existing Default.